UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 through October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan International Equity Funds

October 31, 2012

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Opportunities Fund

(formerly JPMorgan Global Focus Fund)

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 26, 2012 (Unaudited)

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

“The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

U.S. Treasury yields remain low while U.S. stocks outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended

October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging markets: An evolving asset class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

Developed Markets

The debt crisis in Europe continued to be a major source of uncertainty in capital markets. Global equity prices rose and fell with investors’ changing perception about the viability of actions taken by the European Central Bank to curb the crisis. Escalating political and social unrest in the Middle East also weighed on investor sentiment during the reporting period. Despite these concerns, stocks in most parts of the world posted positive returns during the twelve months ended October 31, 2012, bolstered by the accommodative policies of central banks as they continued their efforts to stoke economic growth. International developed stocks underperformed U.S. stocks during the reporting period, as the MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes) gained 4.61%.

Emerging Markets

Emerging markets stocks underperformed international developed stocks during the reporting period as the MSCI Emerging Markets Index (net of foreign withholding taxes) gained 2.63%. Fears of an economic “hard landing” in China weighed on the asset class, as did concerns about weaker demand for commodities as a result of slowing global economic growth.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.34%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	2.63%

Net Assets as of 10/31/2012 (In Thousands)	$445,933

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection in the energy and consumer discretionary sectors contributed to relative performance. The Fund’s stock selection in the consumer staples sector and underweight versus the Benchmark and stock selection in the telecommunications services sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Great Wall Motor Company Ltd., a Chinese auto maker, and Cielo S.A., a Brazilian credit and debit card-payment processor. Both stocks rose after the companies reported better-than-expected first-quarter earnings. The Fund’s overweight position versus the Benchmark in Samsung Electronics Co., Ltd. also contributed to relative performance. Shares of the communications equipment provider benefited from the company’s strong sales for its smart phones.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Vale S.A.,

E Ink Holdings, Inc. and Banco do Brasil S.A. Shares of Vale, a Brazilian iron-ore producer, declined due to a dispute over the company’s unpaid tax claims. Shares of E Ink Holdings, Inc., which provides TFT LCD panels for e-reader devices, declined after the company reported a quarterly loss due to excess inventory at Amazon Inc., one of its major clients. Shares of Brazilian bank Banco do Brasil S.A. declined on concerns about the impact that increasing loan defaults would have on the company’s earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking attractively priced countries, sectors and stocks with positive catalysts. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector and the Fund’s largest underweight versus the Benchmark was in the financials sector.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Samsung Electronics Co., Ltd. (South Korea)	5.3%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.1
3.	China Construction Bank Corp., Class H (China)	2.3
4.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.1
5.	CNOOC Ltd. (China)	2.1
6.	Vale S.A., ADR (Brazil)	2.0
7.	Hyundai Motor Co. (South Korea)	2.0
8.	Lukoil OAO, ADR (Russia)	1.9
9.	PetroChina Co., Ltd., Class H (China)	1.9
10.	Cia de Bebidas das Americas, ADR (Preferred Stock) (Brazil)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
China	18.9%
South Korea	14.5
Brazil	10.4
Taiwan	9.5
Russia	7.1
South Africa	6.7
Turkey	6.3
Thailand	5.4
Hong Kong	5.2
India	5.1
United Kingdom	1.5
Poland	1.2
Hungary	1.0
Others (each less than 1.0%)	4.8
Short-Term Investment	2.4

*	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		3.15%	8.54%	(1.57)%
With Sales Charge*		(2.26)	6.61	(2.70)
CLASS C SHARES	2/28/08
Without CDSC		2.54	7.97	(2.07)
With CDSC**		1.54	7.97	(2.07)
CLASS R5 SHARES	2/28/08	3.53	9.01	(1.14)
SELECT CLASS SHARES	2/28/08	3.34	8.81	(1.33)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI

Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	4.80%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	2.63%

Net Assets as of 10/31/2012 (In Thousands)	$2,252,486

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection in the industrials, information technology and financials sectors contributed to relative performance. The Fund’s stock selection in the telecommunications services and consumer discretionary sectors and underweight versus the Benchmark in the healthcare sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Grupo Financiero Banorte S.A.B. de C.V., Turkiye Garanti Bankasi A.S. and Samsung Electronics Co., Ltd. Shares of Mexican bank Grupo Financiero Banorte S.A.B. de C.V. benefited from the company’s strong first-quarter earnings, which were boosted by robust growth in bank deposits and loans. Shares of Turkiye Garanti Bankasi A.S. rose after the Turkish bank reported better-than-expected third-quarter earnings. Shares of communications equipment provider Samsung Electronics Co., Ltd. benefited from the company’s strong sales for its smart phones.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Bharti Airtel Ltd., OGX Petroleo e Gas Participacoes S.A. and Infosys Ltd., ADR. Shares of Indian telecommunication provider Bharti Airtel Ltd. declined amid concerns about increasing market competition in India’s telecommunications industry. Shares of Brazilian energy company OGX Petroleo e Gas Participacoes S.A. declined due to investors’ concerns about the company’s announced management change. Shares of Infosys Ltd., ADR decreased after the Indian software and programming company reported disappointing fiscal year-end earnings.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the consumer staples sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	5.1%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	4.2
3.	Housing Development Finance Corp., Ltd. (India)	4.1
4.	China Mobile Ltd. (Hong Kong)	3.2
5.	Cia de Bebidas das Americas, ADR (Preferred Stock) (Brazil)	3.1
6.	Turkiye Garanti Bankasi AS (Turkey)	2.9
7.	Hyundai Motor Co. (South Korea)	2.6
8.	CNOOC Ltd. (China)	2.6
9.	Petroleo Brasileiro S.A., ADR (Brazil)	2.5
10.	AIA Group Ltd. (Hong Kong)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	14.5%
China	11.8
South Korea	11.3
India	10.3
South Africa	10.1
Hong Kong	10.0
Taiwan	7.2
Indonesia	4.3
Turkey	3.8
Mexico	3.1
Russia	3.0
United Kingdom	2.6
Luxembourg	1.9
Chile	1.8
Malaysia	1.1
Others (each less than 1.0%)	0.8
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		4.36%	(2.89)%	16.15%
With Sales Charge*		(1.12)	(3.93)	15.52
CLASS B SHARES	9/28/01
Without CDSC		3.80	(3.37)	15.69
With CDSC**		(1.20)	(3.83)	15.69
CLASS C SHARES	2/28/06
Without CDSC		3.83	(3.37)	15.57
With CDSC***		2.83	(3.37)	15.57
INSTITUTIONAL CLASS SHARES	11/15/93	4.80	(2.49)	16.67
SELECT CLASS SHARES	9/10/01	4.65	(2.64)	16.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2002 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan Global Equity Income Fund

FUND SUMMARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.43%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	9.45%

Net Assets as of 10/31/2012 (In Thousands)	$37,867

INVESTMENT OBJECTIVE**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection and underweight position versus the Benchmark in the consumer non-durable sector detracted from relative performance. Stock selection in the insurance sector also detracted. The Fund’s stock selection in the banks and finance sector and stock selection and underweight versus the Benchmark in the basic industries sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in QBE Insurance Group Ltd., and Canon, Inc. Shares of Australian insurance company QBE Insurance Group Ltd. declined as the company warned that its insurance profit margin might decline in the second half of the year. Shares of the Japanese imaging company Canon, Inc. underperformed, weighed down by concerns about a strong yen, sluggish demand for office equipment, slowing demand in China and a territorial dispute with that same country, which resulted in the Chinese boycotting Japanese goods.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Telecom

Corp. of New Zealand Ltd. and Wells Fargo & Co. Shares of Telecom Corp. of New Zealand Ltd., a communications services company, rose as investors were attracted to the stock’s dividend yield. The company has been returning capital to shareholders following the spin off of its Chorus network unit. Shares of U.S. bank Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND SUMMARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Time Warner, Inc.	2.8%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.8
3.	Merck & Co., Inc.	2.7
4.	Australia & New Zealand Banking Group Ltd. (Australia)	2.5
5.	Pfizer, Inc.	2.1
6.	Vodafone Group plc (United Kingdom)	2.1
7.	Eni S.p.A. (Italy)	2.0
8.	Telecom Corp. of New Zealand Ltd. (New Zealand)	2.0
9.	Roche Holding AG (Switzerland)	1.9
10.	Verizon Communications, Inc.	1.9

PORTFOLIO COMPOSITION BY COUNTRY*
United States	30.4%
United Kingdom	12.1
France	8.3
Japan	8.1
Australia	6.8
Germany	6.2
Netherlands	5.4
Switzerland	5.1
China	2.9
Italy	2.0
Sweden	2.0
New Zealand	2.0
Singapore	1.8
Hong Kong	1.4
Indonesia	1.0
Others (each less than 1.0%)	1.8
Short-Term Investment	2.7

*	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/11
Without Sales Charge		9.17%	(0.29)%
With Sales Charge*		3.44	(3.45)
CLASS C SHARES	2/28/11
Without CDSC		8.74	(0.75)
With CDSC**		7.74	(0.75)
CLASS R2 SHARES	2/28/11	8.96	(0.53)
CLASS R5 SHARES	2/28/11	9.70	0.17
SELECT CLASS SHARES	2/28/11	9.43	(0.04)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund, the MSCI World Index and the Lipper Global Large-Cap Value Funds Average, from February 28, 2011 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. These expenses are not identical to the expenses incurred by the Fund. The performance of the Lipper Global Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index. The Lipper Global Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.88%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	9.45%

Net Assets as of 10/31/2012 (In Thousands)	$4,623

INVESTMENT OBJECTIVE**

The JPMorgan Global Opportunities Fund (the “Fund”), previously known as the JPMorgan Global Focus Fund1, seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection in the energy sector detracted from relative performance. The Fund’s stock selection in the transportation services & consumer cyclicals sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Humana, Inc., Shire plc. and Kinross Gold Corp. Shares of Humana, Inc. declined after the healthcare company warned of rising cost pressures and lowered its guidance for fiscal 2012 earnings. Shares of Shire plc., an Irish drug company, fell after the FDA approved a generic version of one of its best-selling drugs and the company’s CEO announced he would retire in 2013. Shares of Kinross Gold Corp. declined after the Canadian gold miner took a large goodwill write-down on its Tasiast mine in Africa and warned of project delays. Like many of its peers, the company also struggled with rising cost pressures.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd., Comcast Corp. and Wells

Fargo & Co. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones and a turnaround in its display business. Shares of Comcast Corp., the U.S. cable TV, phone and internet provider, benefited as the company added more subscribers than expected, returned more capital to shareholders and saw ratings gains at recently-acquired NBC. Shares of U.S. bank Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed to be the most attractive investment opportunities within each sector. The Fund’s portfolio managers sought stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

[1]

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. Effective November 1, 2011, the Fund modified some of its investment strategies and lowered its advisory fee and expense cap.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	2.7%
2.	Wells Fargo & Co.	2.2
3.	Royal Dutch Shell plc, Class A (Netherlands)	2.0
4.	Unilever N.V., CVA (Netherlands)	1.8
5.	Merck & Co., Inc.	1.7
6.	Microsoft Corp.	1.6
7.	Citigroup, Inc.	1.6
8.	British American Tobacco plc (United Kingdom)	1.5
9.	Vodafone Group plc (United Kingdom)	1.5
10.	Union Pacific Corp.	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
United States	46.5%
United Kingdom	13.4
Japan	8.6
Netherlands	5.4
Germany	4.9
Switzerland	4.4
France	4.3
Ireland	3.1
Hong Kong	2.4
South Korea	1.0
Belgium	1.0
Others (each less than 1.0%)	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. Effective November 1, 2011, the Fund changed its investment strategy and lowered its advisory fee and expense cap.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		8.70%	(2.44)%	(0.44)%
With Sales Charge*		2.97	(3.49)	(1.39)
CLASS C SHARES	3/30/07
Without CDSC		8.11	(2.95)	(0.95)
With CDSC**		7.11	(2.95)	(0.95)
CLASS R2 SHARES	11/1/11	8.42	(2.49)	(0.48)
CLASS R5 SHARES	3/30/07	9.15	(2.01)	0.01
CLASS R6 SHARES	11/1/11	9.16	(2.01)	0.01
SELECT CLASS SHARES	3/30/07	8.88	(2.21)	(0.20)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

Effective November 1, 2011, some of the Fund’s investment strategies were modified and performance would have been different if the Fund was managed using its current strategies.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Opportunities Fund, the MSCI World Index and the Lipper Global Multi-Cap Core Index from March 30, 2007 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Core Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through October 31, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.91%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.61%

Net Assets as of 10/31/2012 (In Thousands)	$1,076,035

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection, most notably in the information technology sector, contributed to the Fund’s relative performance. The Fund’s stock selection in the financials sector detracted from the Fund’s relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Samsung Electronics Co., Ltd., WPP plc and Anheuser-Busch InBev N.V. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones and turnaround in its display business. Shares of U.K. advertising company WPP plc advanced due to the company’s better-than-expected 2011 results and expectations that events such as the London Olympics, the European Soccer Championships and the U.S. Presidential elections would support further revenue growth in 2012. Shares of Anheuser-Busch InBev N.V. increased after the beverages company reported strong revenue, boosted by continued growth in emerging markets and a recovery in its U.S. operations.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Canon, Inc., Tesco plc, and BG Group plc. Shares of Canon, Inc., the Japanese imaging company, underperformed, weighed down by concerns about a strong yen, sluggish demand for office equipment, slowing demand in China and a territorial dispute with China, which resulted in the Chinese boycotting Japanese goods. Shares of U.K. grocery store operator Tesco plc declined as competitive pressures and a challenging domestic economic environment prompted the company to issue its first profit warning in 20 years. Shares of BG Group plc, which is engaged in the exploration, development and production of natural gas and oil, declined following the company’s announcement that project delays would hold back output growth next year.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.8%
2.	Nestle S.A. (Switzerland)	2.4
3.	HSBC Holdings plc (United Kingdom)	2.3
4.	Total S.A. (France)	2.2
5.	Vodafone Group plc (United Kingdom)	2.1
6.	Standard Chartered plc (United Kingdom)	2.0
7.	BG Group plc (United Kingdom)	1.9
8.	Roche Holding AG (Switzerland)	1.9
9.	SAP AG (Germany)	1.8
10.	Anheuser-Busch InBev N.V. (Belgium)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	24.1%
Japan	14.4
France	13.2
Switzerland	12.1
Germany	10.1
Netherlands	4.6
China	4.3
Hong Kong	2.6
Australia	2.1
Belgium	1.7
South Korea	1.4
Israel	1.2
Ireland	1.1
Taiwan	1.1
Others (each less than 1.0%)	2.5
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		7.70%	(4.10)%	7.13%
With Sales Charge*		2.04	(5.13)	6.56
CLASS B SHARES	2/28/02
Without CDSC		7.15	(4.62)	6.66
With CDSC**		2.15	(5.10)	6.66
CLASS C SHARES	1/31/03
Without CDSC		7.16	(4.61)	6.56
With CDSC***		6.16	(4.61)	6.56
CLASS R2 SHARES	11/3/08	7.45	(4.31)	7.02
CLASS R5 SHARES	5/15/06	8.19	(3.69)	7.57
CLASS R6 SHARES	11/30/10	8.23	(3.67)	7.58
SELECT CLASS SHARES	1/1/97	7.91	(3.87)	7.43

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R5 Shares prior to its inception date were based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2002 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.40%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) GDP Index	3.49%

Net Assets as of 10/31/2012 (In Thousands)	$585,393

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Benchmark for the twelve months ended October 31, 2012. The Fund’s exposure to emerging markets stocks, which are not held in the Benchmark, drove the Fund’s relative outperformance as emerging markets stocks outperformed international developed markets stocks during the reporting period.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The tracking error (a measure of how closely the return of a portfolio follows the return of an index to which it is benchmarked) of this strategy during the reporting period can be attributed to not owning all the names in the Benchmark and the Fund’s exposure to emerging markets stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers constructed the Fund with country weightings based on GDP rather than equity market capitalization. Each country was weighted by GDP, because the Fund’s portfolio managers believed that this measure served as a better indication of each country’s potential earning power than traditional market capitalization. The Fund’s emerging markets exposure at the end of the reporting period was approximately 9.3%.

During the reporting period, the Fund’s portfolio managers used a combination of exchange-traded funds and futures to help manage cash flows. The Fund continued to track the Benchmark, consistent with its investment strategy, and attempted to provide broad international exposure for U.S. investors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Eni S.p.A. (Italy)	2.0%
2.	Banco Santander S.A. (Spain)	1.4
3.	Siemens AG (Germany)	1.2
4.	BASF SE (Germany)	1.1
5.	Total S.A. (France)	1.1
6.	Sanofi (France)	1.1
7.	Anheuser-Busch InBev N.V. (Belgium)	1.1
8.	Bayer AG (Germany)	1.1
9.	Telefonica S.A. (Spain)	1.0
10.	SAP AG (Germany)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	18.3%
Germany	13.0
France	9.5
Italy	7.9
United Kingdom	7.3
Spain	5.7
Australia	5.5
Netherlands	4.1
Switzerland	2.7
Belgium	1.9
Sweden	1.9
Norway	1.6
Austria	1.5
Denmark	1.1
Greece	1.0
Hong Kong	1.0
Others (each less than 1.0%)	15.4
Short-Term Investment	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		5.16%	(7.14)%	7.72%
With Sales Charge*		(0.35)	(8.13)	7.15
CLASS B SHARES	1/14/94
Without CDSC		4.43	(7.82)	7.10
With CDSC**		(0.57)	(8.38)	7.10
CLASS C SHARES	11/4/97
Without CDSC		4.43	(7.80)	6.95
With CDSC***		3.43	(7.80)	6.95
CLASS R2 SHARES	11/3/08	4.94	(7.38)	7.45
SELECT CLASS SHARES	10/28/92	5.40	(6.91)	7.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date were based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and Lipper International Large-Cap Core Funds Index from October 31, 2002 to October 31, 2012 and Lipper International Large-Cap Value Funds Index from September 30, 2007 (inception of the index) to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index and the Lipper International Large-Cap Value Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index and the Lipper International Large-Cap Value Funds Index are based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	7.45%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.61%

Net Assets as of 10/31/2012 (In Thousands)	$835,185

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection, most notably in the semiconductors and transportation services & consumer cyclicals sectors, contributed to the Fund’s relative performance. The Fund’s stock selection in the autos and consumer non durable sectors detracted from the Fund’s relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd., Intercontinental Hotels Group plc and Hon Hai Precision Industry Co., Ltd. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones and a turnaround in its display business. Shares of hotel operator Intercontinental Hotels Group plc benefited as growth in U.S. and China operations bolstered earnings and the company continued to return capital to shareholders. Shares of Hon Hai Precision Industry Co., Ltd., increased as revenues continued to grow, bolstered by strong sales of Apple products. Apple Inc. is the largest client of the Taiwanese consumer electronics contract manufacturer.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Nippon Sheet Glass Co., Ltd., Mitsubishi Electric Corp. and BG Group plc. Shares of Japanese glass maker Nippon Sheet Glass Co., Ltd. declined as the slowdown in European auto and construction activity, increased competition from Chinese manufacturers and the resignation of the company’s U.S. head of operations weighed on the stock. Mitsubishi Electric Corp. is a Japanese electronics maker. The stock declined as orders for factory automation equipment slowed and the company was prohibited from bidding on state contracts after the Japanese government accused the company of overcharging. Shares of BG Group plc, which is engaged in the exploration, development and production of natural gas and oil, declined following the company’s announcement that project delays would hold back output growth next year.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with that of its Benchmark.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.3%
2.	HSBC Holdings plc (United Kingdom)	3.0
3.	Rio Tinto plc (United Kingdom)	2.6
4.	Unilever N.V., CVA (Netherlands)	2.4
5.	Vodafone Group plc (United Kingdom)	2.3
6.	GlaxoSmithKline plc (United Kingdom)	2.3
7.	British American Tobacco plc (United Kingdom)	2.1
8.	Nestle S.A. (Switzerland)	1.9
9.	BG Group plc (United Kingdom)	1.8
10.	Bayer AG (Germany)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	25.7%
Japan	17.4
Germany	10.1
Switzerland	7.3
Netherlands	7.2
France	6.6
Hong Kong	3.4
Sweden	2.8
Australia	2.5
China	2.4
Ireland	2.4
South Korea	2.0
Canada	1.4
Belgium	1.3
Taiwan	1.0
Finland	1.0
Others (each less than 1.0%)	3.1
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		6.95%	(5.38)%	7.13%
With Sales Charge*		1.37	(6.40)	6.55
CLASS B SHARES	9/10/01
Without CDSC		6.46	(5.86)	6.71
With CDSC**		1.46	(6.37)	6.71
CLASS C SHARES	7/31/07
Without CDSC		6.47	(5.85)	6.61
With CDSC***		5.47	(5.85)	6.61
CLASS R6 SHARES	11/30/10	7.59	(4.93)	7.78
INSTITUTIONAL CLASS SHARES	2/26/97	7.45	(4.97)	7.76
SELECT CLASS SHARES	9/10/01	7.28	(5.15)	7.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2002 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.00%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	4.44%

Net Assets as of 10/31/2012 (In Thousands)	$2,267,422

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection, in aggregate, contributed to relative performance, particularly in the telecommunications, transportation services & consumer cyclicals and semiconductors sectors. The Fund’s sector allocation, notably its underweight positions versus the Benchmark in the banks & finance, capital markets and property sectors detracted from relative performance. The Fund’s stock selection in banks & finance and capital markets also detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd. and Intercontinental Hotels Group plc. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones and a turnaround in its display business. Shares of hotel operator Intercontinental Hotels Group plc benefited as growth in U.S. and China operations bolstered earnings and the company continued to return capital to shareholders.

Not owning shares of Nokia Corp., which was held by the Benchmark, also contributed to the Fund’s relative performance.

Shares of the Finnish communications equipment provider declined as the company continued to struggle, particularly in the high-end segment of the cellular handset market.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Repsol YPF S.A. (“Repsol”), Hitachi Ltd. and Mitsubishi Electric Corp. Shares of Spanish oil company Repsol declined after the Argentinean government seized control of Repsol’s Argentine affiliate YPF. Shares of Japanese consumer electronics maker Hitachi Ltd. declined after the company reported disappointing net income due to weakening global demand and restructuring costs. Mitsubishi Electric Corp. is a Japanese electronics maker. The stock declined as orders for factory automation equipment slowed and the company was prohibited from bidding on state contracts after the Japanese government accused the company of overcharging.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the U.S.-dollar denominated Benchmark.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HSBC Holdings plc (United Kingdom)	3.9%
2.	Royal Dutch Shell plc, Class A (Netherlands)	3.6
3.	Vodafone Group plc (United Kingdom)	3.5
4.	Sanofi (France)	3.4
5.	Eni S.p.A. (Italy)	2.9
6.	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.5
7.	Allianz SE (Germany)	2.3
8.	Australia & New Zealand Banking Group Ltd. (Australia)	2.2
9.	BNP Paribas S.A. (France)	1.9
10.	Honda Motor Co., Ltd. (Japan)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	19.8%
Japan	18.6
France	11.7
Germany	9.4
Netherlands	7.1
Switzerland	4.3
Italy	3.6
China	3.3
Sweden	3.0
Hong Kong	2.9
Australia	2.5
Spain	2.4
Norway	1.2
Belgium	1.2
South Korea	1.1
Others (each less than 1.0%)	5.0
Short-Term Investment	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		4.55%	(6.73)%	8.68%
With Sales Charge*		(0.95)	(7.73)	8.09
CLASS B SHARES	9/28/01
Without CDSC		3.96	(7.21)	8.25
With CDSC**		(1.04)	(7.76)	8.25
CLASS C SHARES	7/11/06
Without CDSC		4.04	(7.20)	8.14
With CDSC***		3.04	(7.20)	8.14
CLASS R2 SHARES	11/3/08	4.27	(6.93)	8.57
CLASS R6 SHARES	11/30/10	5.03	(6.32)	9.17
INSTITUTIONAL CLASS SHARES	11/4/93	5.00	(6.35)	9.16
SELECT CLASS SHARES	9/10/01	4.87	(6.49)	8.92

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance of Class C Shares prior to its inception date is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average

from October 31, 2002 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.50%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.61%

Net Assets as of 10/31/2012 (In Thousands)	$346,229

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s portfolio managers attempted to construct the Fund so that stock selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns. The Fund’s investments in the consumer discretionary and information technology sectors were the largest contributors to the Fund’s relative performance, while investments in the financials and industrials sectors were the largest detractors from relative performance.

In an attempt to mitigate the impact to performance from individual stocks, the Fund held a range of 200 to 220 stocks across sectors during the reporting period. While their overall impact to the Fund’s return was relatively small, the largest individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in U.K. real estate and housing companies Taylor Wimpey plc and Persimmon plc. Both stocks benefited from positive trends in the U.K. housing market and rising earnings as they sold more houses built on lower-cost land acquired in the aftermath of the financial crisis. In addition, not owning shares of Benchmark holding Telefonica S.A. contributed to the Fund’s relative performance. Telefonica S.A. is a Spanish communications services company. The stock declined as the challenging economic environment in Spain undermined earnings, forcing the company to suspend its dividend.

While their overall impact to the Fund’s return was relatively small, individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Gree, Inc. and Focus Media Holding Ltd., ADR. Shares of Gree, Inc., a Japanese operator of social games, declined on concerns about an investigation into the company’s sales practices by Japan’s Consumer Affairs Agency. Shares of Chinese media company Focus Media Holding Ltd., ADR declined amid market concerns about the size of its advertising network. The Fund’s underweight position versus the Benchmark in U.K. alcoholic beverages supplier Diageo plc also detracted from relative performance. Despite a difficult economic environment, company earnings have remained strong, due in part to the company’s ability to raise prices.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy is rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify stocks with attractive growth and/or value characteristics, targeting names that possessed high earnings momentum, strong price momentum, low price-to-book ratios and low price-to-earnings ratios.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.2%
2.	Nestle S.A. (Switzerland)	2.1
3.	HSBC Holdings plc (United Kingdom)	1.8
4.	Roche Holding AG (Switzerland)	1.7
5.	Vodafone Group plc (United Kingdom)	1.6
6.	Sanofi (France)	1.6
7.	BHP Billiton Ltd. (Australia)	1.5
8.	Novartis AG (Switzerland)	1.5
9.	Total S.A. (France)	1.3
10.	Bayer AG (Germany)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	21.7%
Japan	15.7
Germany	10.7
Switzerland	9.6
France	9.5
Australia	5.9
Netherlands	5.9
Hong Kong	2.3
Italy	2.1
China	2.1
Spain	2.1
Belgium	1.4
Denmark	1.2
Norway	1.1
Ireland	1.1
Sweden	1.0
Others (each less than 1.0%)	4.6
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		4.97%	(7.55)%	6.03%
With Sales Charge*		(0.55)	(8.54)	5.46
CLASS C SHARES	2/28/06
Without CDSC		4.45	(8.00)	5.68
With CDSC**		3.45	(8.00)	5.68
CLASS R2 SHARES	11/3/08	4.64	(7.74)	5.92
INSTITUTIONAL CLASS SHARES	4/30/01	5.50	(7.08)	6.61
SELECT CLASS SHARES	2/28/06	5.24	(7.31)	6.44

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2002 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.6%
	Brazil — 6.4%
61	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (m)	5,126
330	Cia Energetica de Minas Gerais, ADR (m)	3,960
133	Ez Tec Empreendimentos e Participacoes S.A. (m)	1,743
67	M. Dias Branco S.A. (a) (m)	2,257
241	Obrascon Huarte Lain Brasil S.A. (m)	2,269
207	Petroleo Brasileiro S.A., ADR (m)	4,388
483	Vale S.A., ADR (m)	8,854

		28,597

	China — 18.6%
13,433	China Construction Bank Corp., Class H (m)	10,070
1,829	China Merchants Bank Co., Ltd., Class H (m)	3,398
5,610	China Minsheng Banking Corp. Ltd., Class H (m)	5,080
3,365	China Shanshui Cement Group Ltd. (m)	2,490
1,350	China Shenhua Energy Co., Ltd., Class H (m)	5,718
4,395	CNOOC Ltd. (m)	9,045
3,540	Dongfeng Motor Group Co., Ltd., Class H (m)	4,378
3,889	Dongyue Group (m)	2,212
1,162	Great Wall Motor Co., Ltd., Class H (m)	3,169
1,732	Guangzhou R&F Properties Co., Ltd., Class H (m)	2,117
368	Hengan International Group Co., Ltd. (m)	3,337
13,874	Industrial & Commercial Bank of China Ltd., Class H (m)	9,136
6,266	Lenovo Group Ltd. (m)	5,017
69	NetEase, Inc., ADR (a) (m)	3,704
6,034	PetroChina Co., Ltd., Class H (m)	8,188
771	Ping An Insurance Group Co. of China Ltd., Class H (m)	6,068

		83,127

	Cyprus — 0.5%
121	Globaltrans Investment plc, Reg. S, GDR (m)	2,235

	Egypt — 0.5%
361	Commercial International Bank Egypt SAE (m)	2,235

	Hong Kong — 5.1%
2,696	Chaoda Modern Agriculture Holdings Ltd. (a) (i) (m)	—
372	China Mobile Ltd. (m)	4,126
906	China Overseas Land & Investment Ltd. (m)	2,359
936	China Resources Power Holdings Co., Ltd. (m)	2,001
1,106	Digital China Holdings Ltd. (m)	1,854
76	Jardine Matheson Holdings Ltd. (m)	4,675
2,134	SJM Holdings Ltd. (m)	4,625
5,746	Skyworth Digital Holdings Ltd. (m)	3,089

		22,729

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hungary — 1.0%
229	OTP Bank plc (m)	4,362

	India — 5.0%
504	Housing Development Finance Corp., Ltd. (m)	7,113
147	Infosys Ltd., ADR (m)	6,379
772	Oil & Natural Gas Corp., Ltd. (m)	3,846
207	Tata Motors Ltd., ADR (m)	5,001

		22,339

	Kazakhstan — 0.7%
163	KazMunaiGas Exploration Production JSC, Reg. S, GDR (m)	2,888

	Malaysia — 0.7%
1,022	UMW Holdings Berhad (m)	3,329

	Mexico — 0.5%
1,542	Compartamos S.A.B. de C.V. (m)	2,078

	Panama — 0.8%
39	Copa Holdings S.A., Class A (m)	3,639

	Poland — 1.2%
107	KGHM Polska Miedz S.A. (m)	5,369

	Russia — 7.1%
136	Lukoil OAO, ADR (m)	8,265
311	MMC Norilsk Nickel OJSC, ADR (m)	4,779
317	Mobile Telesystems OJSC, ADR (m)	5,430
967	Sberbank of Russia (m)	2,831
403	Sberbank of Russia, ADR (m)	4,766
139	Tatneft, ADR (m)	5,420

		31,491

	South Africa — 6.6%
623	African Bank Investments Ltd. (m)	2,107
45	Assore Ltd. (m)	1,845
455	AVI Ltd. (m)	2,998
414	Clicks Group Ltd. (m)	2,853
216	Exxaro Resources Ltd. (m)	4,316
244	Imperial Holdings Ltd. (m)	5,543
245	MTN Group Ltd. (m)	4,427
165	Tiger Brands Ltd. (m)	5,232

		29,321

	South Korea — 14.3%
230	DGB Financial Group, Inc. (m)	2,904
42	Hyundai Motor Co. (m)	8,650
105	Kangwon Land, Inc. (m)	2,451
102	Kia Motors Corp. (m)	5,645
11	Korea Zinc Co., Ltd. (m)	4,301
54	KT&G Corp. (m)	4,117

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	South Korea — Continued
19	Samsung Electronics Co., Ltd. (m)	23,353
134	Samsung Heavy Industries Co., Ltd. (m)	4,081
29	SK Innovation Co., Ltd. (m)	4,277
438	Woori Finance Holdings Co., Ltd. (m)	4,138

		63,917

	Taiwan — 9.4%
427	Asustek Computer, Inc. (m)	4,568
1,091	Chipbond Technology Corp. (m)	1,847
616	Hon Hai Precision Industry Co., Ltd. (m)	1,867
899	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	5,475
1,946	Lite-On Technology Corp. (m)	2,476
2,930	Pou Chen Corp. (m)	2,962
839	Radiant Opto-Electronics Corp. (m)	3,486
1,020	Realtek Semiconductor Corp. (m)	1,918
861	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	13,682
273	TPK Holding Co., Ltd. (m)	3,424

		41,705

	Thailand — 5.3%
4,358	Charoen Pokphand Foods PCL, NVDR (m)	4,999
978	Kasikornbank PCL, NVDR (m)	5,687
5,874	Krung Thai Bank PCL, NVDR (m)	3,453
602	PTT PCL (m)	6,224
1,470	Thai Union Frozen Products PCL, NVDR (m)	3,446

		23,809

	Turkey — 6.3%
576	Arcelik AS (m)	3,805
1,793	Eregli Demir ve Celik Fabrikalari TAS (m)	2,131
159	Koza Altin Isletmeleri AS (m)	3,460
1,272	Turk Hava Yollari (a) (m)	2,947
1,242	Turkiye Garanti Bankasi AS (m)	5,933
322	Turkiye Halk Bankasi AS (m)	2,843

SHARES	SECURITY DESCRIPTION	VALUE($)

	Turkey — Continued
1,457	Turkiye Is Bankasi, Class C (m)	4,961
1,261	Turkiye Sise ve Cam Fabrikalari AS (m)	1,843

		27,923

	Ukraine — 0.2%
37	Kernel Holding S.A. (a) (m)	783

	United Arab Emirates — 0.9%
461	Dragon Oil plc (m)	4,140

	United Kingdom — 1.5%
1,166	Old Mutual plc (m)	3,233
146	Standard Chartered plc (m)	3,473

		6,706

	Total Common Stocks (Cost $400,216)	412,722

Preferred Stocks — 3.8%
	Brazil — 3.8%
181	Banco do Estado do Rio Grande do Sul S.A. (m)	1,432
192	Cia de Bebidas das Americas, ADR (m)	7,844
541	Itau Unibanco Holding S.A., ADR (m)	7,885

	Total Preferred Stocks (Cost $17,171)	17,161

Short-Term Investment — 2.4%
	Investment Company — 2.4%
10,554	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $10,554)	10,554

	Total Investments — 98.8% (Cost $427,941)	440,437
	Other Assets in Excess of Liabilities — 1.2%	5,496

	NET ASSETS — 100.0%	$445,933

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	19.2%
Oil, Gas & Consumable Fuels	15.1
Semiconductors & Semiconductor Equipment	10.1
Metals & Mining	7.0
Automobiles	6.9
Food Products	4.5
Wireless Telecommunication Services	3.2
Electronic Equipment, Instruments & Components	2.9
Computers & Peripherals	2.7
Insurance	2.1
Household Durables	2.0

INDUSTRY	PERCENTAGE
Beverages	1.8%
Thrifts & Mortgage Finance	1.6
Hotels, Restaurants & Leisure	1.6
Airlines	1.5
Industrial Conglomerates	1.5
IT Services	1.4
Distributors	1.3
Water Utilities	1.2
Real Estate Management & Development	1.0
Others (each less than 1.0%)	9.0
Short-Term Investment	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 90.6%
	Brazil — 7.8%
3,659	CCR S.A. (m)	32,174
1,632	Cielo S.A. (m)	40,365
2,700	Petroleo Brasileiro S.A., ADR (m)	55,431
1,459	Ultrapar Participacoes S.A. (m)	30,606
1,505	WEG S.A. (m)	17,284

		175,860

	Chile — 1.8%
1,513	Banco Santander Chile, ADR (m)	41,132

	China — 11.8%
6,903	Anhui Conch Cement Co., Ltd., Class H (m)	23,709
22,726	China Construction Bank Corp., Class H (m)	17,037
15,326	China Merchants Bank Co., Ltd., Class H (m)	28,476
27,915	CNOOC Ltd. (m)	57,448
731	New Oriental Education & Technology Group, ADR (m)	12,318
5,268	Ping An Insurance Group Co. of China Ltd., Class H (m)	41,457
7,730	Tingyi Cayman Islands Holding Corp. (m)	22,901
5,268	Tsingtao Brewery Co., Ltd., Class H (m)	28,418
20,159	Want Want China Holdings Ltd. (m)	27,445
3,591	Wumart Stores, Inc., Class H (m)	6,361

		265,570

	Hong Kong — 9.9%
13,844	AIA Group Ltd. (m)	54,593
6,441	China Mobile Ltd. (m)	71,442
7,844	Hang Lung Properties Ltd. (m)	27,160
770	Jardine Matheson Holdings Ltd. (m)	47,301
13,580	Li & Fung Ltd. (m)	22,654

		223,150

	Hungary — 0.8%
945	OTP Bank plc (m)	18,011

	India — 10.2%
872	ACC Ltd. (m)	22,274
2,412	Ambuja Cements Ltd. (m)	9,052
4,825	Bharti Airtel Ltd. (m)	24,119
327	HDFC Bank Ltd., ADR (m)	12,215
6,506	Housing Development Finance Corp., Ltd. (m)	91,848
173	Infosys Ltd. (m)	7,561
902	Infosys Ltd., ADR (m)	39,174
1,479	Jindal Steel & Power Ltd. (m)	10,631
1,150	Kotak Mahindra Bank Ltd. (m)	12,863

		229,737

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 4.3%
62,685	Astra International Tbk PT (m)	52,324
36,814	Bank Rakyat Indonesia Persero Tbk PT (m)	28,211
6,068	Unilever Indonesia Tbk PT (m)	16,411

		96,946

	Luxembourg — 1.9%
1,133	Tenaris S.A., ADR (m)	42,624

	Malaysia — 1.1%
400	British American Tobacco Malaysia Bhd (m)	8,281
3,042	Public Bank Bhd (m)	15,857

		24,138

	Mexico — 3.1%
4,334	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	24,094
15,299	Wal-Mart de Mexico S.A.B. de C.V. (m)	45,018

		69,112

	Russia — 3.0%
650	Magnit OJSC, Reg. S, GDR (m)	23,133
10,507	Sberbank of Russia (m)	30,759
1,094	Sberbank of Russia, ADR (m)	12,941

		66,833

	South Africa — 10.1%
4,560	African Bank Investments Ltd. (m)	15,429
1,300	Bidvest Group Ltd. (m)	31,022
10,077	FirstRand Ltd. (m)	33,491
405	Kumba Iron Ore Ltd. (m)	25,306
1,000	Massmart Holdings Ltd. (m)	20,114
701	Mr Price Group Ltd. (m)	10,836
2,039	MTN Group Ltd. (m)	36,839
1,602	Shoprite Holdings Ltd. (m)	32,949
674	Tiger Brands Ltd. (m)	21,440

		227,426

	South Korea — 11.3%
87	E-Mart Co., Ltd. (m)	18,856
186	Hyundai Mobis (m)	47,323
280	Hyundai Motor Co. (m)	57,581
53	POSCO (m)	16,521
95	Samsung Electronics Co., Ltd. (m)	113,968

		254,249

	Taiwan — 7.1%
10,955	Delta Electronics, Inc. (m)	37,369
4,078	President Chain Store Corp. (m)	20,154
2,732	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	8,326

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — Continued
5,996	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	95,329

		161,178

	Turkey — 3.8%
4,300	KOC Holding AS (m)	20,202
13,544	Turkiye Garanti Bankasi AS (m)	64,715

		84,917

	United Kingdom — 2.6%
535	SABMiller plc (m)	22,940
1,526	Standard Chartered plc (m)	36,137
		59,077

	Total Common Stocks (Cost $1,694,897)	2,039,960

Preferred Stocks — 6.6%
	Brazil — 6.6%
1,718	Cia de Bebidas das Americas, ADR (m)	70,092
1,076	Itau Unibanco Holding S.A. (m)	15,734
1,257	Itau Unibanco Holding S.A., ADR (m)	18,327
2,532	Vale S.A., ADR (m)	45,045

	Total Preferred Stocks (Cost $104,694)	149,198

Short-Term Investment — 2.4%
	Investment Company — 2.4%
54,151	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $54,151)	54,151

	Total Investments — 99.6% (Cost $1,853,742)	2,243,309

	Other Assets in Excess of Liabilities — 0.4%	9,177

	NET ASSETS — 100.0%	$2,252,486

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	16.2%
Semiconductors & Semiconductor Equipment	9.7
Food & Staples Retailing	7.4
Oil, Gas & Consumable Fuels	6.4
Wireless Telecommunication Services	5.9
Beverages	5.4
Automobiles	4.9
Industrial Conglomerates	4.4
Metals & Mining	4.3
Insurance	4.3
Thrifts & Mortgage Finance	4.1
IT Services	3.9
Food Products	3.2
Diversified Financial Services	2.8
Construction Materials	2.5
Auto Components	2.1
Energy Equipment & Services	1.9
Electronic Equipment, Instruments & Components	1.7
Transportation Infrastructure	1.4
Real Estate Management & Development	1.2
Distributors	1.0
Others (each less than 1.0%)	2.9
Short-Term Investment	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.3%
	Australia — 6.8%
46	Amcor Ltd. (m)	374
36	Australia & New Zealand Banking Group Ltd. (m)	939
55	Goodman Group (m)	254
136	Stockland (m)	488
81	Transurban Group (m)	510

		2,565

	China — 2.9%
762	China Construction Bank Corp., Class H (m)	571
186	Wynn Macau Ltd. (m)	524

		1,095

	Finland — 0.9%
32	UPM-Kymmene OYJ (m)	342

	France — 8.2%
11	Cie de St-Gobain (m)	370
17	EDF S.A. (m)	357
6	Sanofi (m)	563
6	Schneider Electric S.A. (m)	389
4	Sodexo (m)	345
12	Total S.A. (m)	589
2	Unibail-Rodamco SE (m)	493

		3,106

	Germany — 6.2%
5	Allianz SE (m)	566
7	BASF SE (m)	598
10	Deutsche Boerse AG (m)	520
29	E.ON AG (m)	654

		2,338

	Hong Kong — 1.4%
55	Hutchison Whampoa Ltd. (m)	539

	Indonesia — 1.0%
766	Perusahaan Gas Negara Persero Tbk PT (m)	369

	Italy — 2.0%
32	Eni S.p.A. (m)	743

	Japan — 8.0%
17	Canon, Inc. (m)	566
6	Daito Trust Construction Co., Ltd. (m)	585
24	Japan Tobacco, Inc. (m)	664
12	Nippon Telegraph & Telephone Corp. (m)	535
49	Sumitomo Corp. (m)	668

		3,018

	Netherlands — 5.3%
39	Koninklijke Ahold N.V. (m)	492

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — Continued
30	Royal Dutch Shell plc, Class A (m)	1,035
13	Unilever N.V., CVA (m)	487

		2,014

	New Zealand — 1.9%
374	Telecom Corp. of New Zealand Ltd. (m)	739

	Singapore — 1.8%
253	Singapore Telecommunications Ltd. (m)	666

	South Africa — 0.0% (g)
5	African Bank Investments Ltd. (m)	16

	Sweden — 2.0%
20	Swedbank AB, Class A (m)	372
42	Telefonaktiebolaget LM Ericsson, Class B (m)	370

		742

	Switzerland — 5.0%
8	Nestle S.A. (m)	539
4	Roche Holding AG (m)	726
9	Swiss Re AG (a) (m)	649

		1,914

	Taiwan — 0.9%
91	Novatek Microelectronics Corp. (m)	342

	United Kingdom — 12.0%
13	AstraZeneca plc (m)	588
11	British American Tobacco plc (m)	539
112	Centrica plc (m)	588
37	Direct Line Insurance Group plc (a) (m)	117
26	GlaxoSmithKline plc (m)	582
58	HSBC Holdings plc (m)	569
23	Pearson plc (m)	453
7	SABMiller plc (m)	308
292	Vodafone Group plc (m)	792

		4,536

	United States — 30.0%
1	Apple, Inc. (m)	354
4	Chevron Corp. (m)	478
25	Cisco Systems, Inc. (m)	433
11	CME Group, Inc. (m)	616
9	ConocoPhillips (m)	530
11	E.I. du Pont de Nemours & Co. (m)	472
12	Emerson Electric Co. (m)	562
10	Hewlett-Packard Co. (m)	140
7	Johnson & Johnson (m)	470
12	Kinder Morgan, Inc. (m)	405

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United States — Continued
27	Masco Corp. (m)	409
9	Mattel, Inc. (m)	331
22	Merck & Co., Inc. (m)	1,024
22	Microsoft Corp. (m)	637
10	Paychex, Inc. (m)	326
32	Pfizer, Inc. (m)	796
7	PG&E Corp. (m)	284
4	Sempra Energy (m)	294
13	Sysco Corp. (m)	398
24	Time Warner, Inc. (m)	1,049
16	Verizon Communications, Inc. (m)	706
19	Wells Fargo & Co. (m)	654

		11,368

	Total Common Stocks (Cost $33,992)	36,452

Short-Term Investment — 2.6%
	Investment Company — 2.6%
1,001	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $1,001)	1,001

	Total Investments — 98.9% (Cost $34,993)	37,453
	Other Assets in Excess of Liabilities — 1.1%	414

	NET ASSETS — 100.0%	$37,867

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	12.7%
Oil, Gas & Consumable Fuels	10.1
Commercial Banks	8.3
Diversified Telecommunication Services	7.1
Multi-Utilities	4.9
Media	4.0
Insurance	3.6
Real Estate Investment Trusts (REITs)	3.3
Tobacco	3.2
Diversified Financial Services	3.1
Chemicals	2.9
Food Products	2.7
Electrical Equipment	2.5
Food & Staples Retailing	2.4
Hotels, Restaurants & Leisure	2.3
Communications Equipment	2.1
Wireless Telecommunication Services	2.1
Building Products	2.1
Trading Companies & Distributors	1.8
Software	1.7
Real Estate Management & Development	1.6
Office Electronics	1.5
Industrial Conglomerates	1.4
Transportation Infrastructure	1.3
Computers & Peripherals	1.3
Containers & Packaging	1.0
Gas Utilities	1.0
Electric Utilities	1.0
Others (each less than 1.0%)	4.3
Short-Term Investment	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
316,268	AUD	Credit Suisse International	12/20/12	$326	$327	$1
144,457	CAD	BNP Paribas	12/20/12	147	144	(3)
1,581,281	CAD	Royal Bank of Canada	12/20/12	1,623	1,582	(41)
117,618	EUR	Credit Suisse International	12/20/12	153	153	— (h)
124,902	EUR	HSBC Bank, N.A.	12/20/12	161	162	1
314,921	EUR	Royal Bank of Canada	12/20/12	405	408	3
248,386	EUR	Royal Bank of Scotland	12/20/12	320	322	2
92,254	GBP	Royal Bank of Canada	12/20/12	147	149	2
5,781,778	JPY	BNP Paribas	12/20/12	74	72	(2)
13,477,544	JPY	Morgan Stanley	12/20/12	169	169	— (h)
523,427	NOK	Royal Bank of Scotland	12/20/12	92	92	— (h)
119,820	NZD	BNP Paribas	12/20/12	98	98	— (h)
				$3,715	$3,678	$(37)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
230,686	AUD	BNP Paribas	12/20/12	$238	$239	$(1)
87,529	AUD	Credit Suisse International	12/20/12	89	90	(1)
1,021,474	AUD	Westpac Banking Corp.	12/20/12	1,065	1,056	9
72,378	CHF	BNP Paribas	12/20/12	77	78	(1)
374,458	CHF	Credit Suisse International	12/20/12	404	402	2
78,012	CHF	Union Bank of Switzerland AG	12/20/12	83	84	(1)
87,500	EUR	BNP Paribas	12/20/12	112	113	(1)
191,560	EUR	Credit Suisse International	12/20/12	250	249	1
2,379,328	EUR	State Street Corp.	12/20/12	3,121	3,086	35
387,309	EUR	Union Bank of Switzerland AG	12/20/12	500	502	(2)
140,301	GBP	BNP Paribas	12/20/12	225	227	(2)
1,125,909	GBP	Citibank, N.A.	12/20/12	1,825	1,816	9
2,325,358	HKD	Credit Suisse International	12/20/12	300	300	— (h)
4,856,549	HKD	HSBC Bank, N.A.	12/20/12	627	627	— (h)
1,528,500	HKD	Royal Bank of Canada	12/20/12	197	197	— (h)
14,768,747	JPY	BNP Paribas	12/20/12	189	185	4
101,976	NZD	Credit Suisse International	12/20/12	84	84	— (h)
832,617	NZD	Westpac Banking Corp.	12/20/12	685	682	3
1,357,387	SEK	Royal Bank of Scotland	12/20/12	206	205	1
277,178	SGD	Credit Suisse International	12/20/12	227	227	— (h)
				$10,504	$10,449	$55

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
		Belgium — 1.0%
—	(h)	Solvay S.A. (m)	46

		Canada — 0.9%
2		First Quantum Minerals Ltd. (m)	42

		China — 0.9%
34		China Construction Bank Corp., Class H (m)	25
10		China Merchants Bank Co., Ltd., Class H (m)	18

			43

		Denmark — 0.5%
—	(h)	Carlsberg A/S, Class B (m)	21

		Finland — 0.7%
3		Stora Enso OYJ, Class R (m)	17
2		UPM-Kymmene OYJ (m)	17

			34

		France — 4.3%
1		GDF Suez (m)	31
1		Sanofi (m)	51
1		Schneider Electric S.A. (m)	46
1		Sodexo (m)	58
1		Suez Environnement Co. (m)	12

			198

		Germany — 3.8%
—	(h)	Allianz SE (m)	45
1		BASF SE (m)	43
1		Bayer AG (m)	56
1		E.ON AG (m)	30

			174

		Hong Kong — 2.1%
18		Belle International Holdings Ltd. (m)	33
14		China Overseas Land & Investment Ltd. (m)	37
3		Hutchison Whampoa Ltd. (m)	29

			99

		Ireland — 3.1%
1		Covidien plc (m)	47
3		Experian plc (m)	60
1		Shire plc (m)	37

			144

		Israel — 0.7%
1		Teva Pharmaceutical Industries Ltd., ADR (m)	33

		Japan — 8.6%
1		Canon, Inc. (m)	23
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The) (m)	27

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
8		Hitachi Ltd. (m)	42
2		Japan Tobacco, Inc. (m)	66
5		JX Holdings, Inc. (m)	28
5		Marubeni Corp. (m)	32
6		Mitsubishi Electric Corp. (m)	45
2		Mitsubishi Estate Co., Ltd. (m)	40
5		Nissan Motor Co., Ltd. (m)	44
—	(h)	ORIX Corp. (m)	36
1		Softbank Corp. (m)	16

			399

		Netherlands — 5.4%
1		ASML Holding N.V. (m)	38
1		European Aeronautic Defence and Space Co. N.V. (m)	37
3		Royal Dutch Shell plc, Class A (m)	94
2		Unilever N.V., CVA (m)	82

			251

		South Korea — 1.0%
—	(h)	Samsung Electronics Co., Ltd. (m)	47

		Sweden — 0.7%
4		Telefonaktiebolaget LM Ericsson, Class B (m)	31

		Switzerland — 4.4%
1		ACE Ltd. (m)	59
1		Cie Financiere Richemont S.A., Class A (m)	45
1		Nestle S.A. (m)	60
—	(h)	Pentair Ltd. (m)	19
1		Tyco International Ltd. (m)	18

			201

		Taiwan — 0.8%
12		Hon Hai Precision Industry Co., Ltd. (m)	36

		United Kingdom — 13.4%
3		BG Group plc (m)	50
1		British American Tobacco plc (m)	71
8		Centrica plc (m)	43
2		Diageo plc (m)	47
3		GlaxoSmithKline plc (m)	61
6		HSBC Holdings plc (m)	62
2		InterContinental Hotels Group plc (m)	38
2		Pearson plc (m)	38
3		Prudential plc (m)	39
1		Rio Tinto plc (m)	62
1		SABMiller plc (m)	39
26		Vodafone Group plc (m)	69

			619

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		United States — 46.4%
—	(h)	Adobe Systems, Inc. (a) (m)	16
—	(h)	Air Products & Chemicals, Inc. (m)	8
—	(h)	Allergan, Inc. (m)	40
1		Altera Corp. (m)	29
—	(h)	Amazon.com, Inc. (a) (m)	42
1		American Express Co. (m)	44
—	(h)	Anadarko Petroleum Corp. (m)	32
—	(h)	Apple, Inc. (m)	124
—	(h)	AutoZone, Inc. (a) (m)	36
—	(h)	Biogen Idec, Inc. (a) (m)	45
1		Capital One Financial Corp. (m)	56
1		CareFusion Corp. (a) (m)	33
1		Carnival Corp. (m)	42
—	(h)	Chevron Corp. (m)	50
2		Cisco Systems, Inc. (m)	37
2		Citigroup, Inc. (m)	72
—	(h)	Coach, Inc. (m)	23
1		Cognizant Technology Solutions Corp., Class A (a) (m)	40
1		Comcast Corp., Class A (m)	50
1		E.I. du Pont de Nemours & Co. (m)	39
1		Fluor Corp. (m)	50
—	(h)	Google, Inc., Class A (a) (m)	51
1		Home Depot, Inc. (The) (m)	64
—	(h)	Humana, Inc. (m)	25
1		Johnson Controls, Inc. (m)	36
1		Lam Research Corp. (a) (m)	35
—	(h)	LinkedIn Corp., Class A (a) (m)	28
2		Merck & Co., Inc. (m)	78
1		MetLife, Inc. (m)	33
3		Microsoft Corp. (m)	73
2		Morgan Stanley (m)	32
1		Occidental Petroleum Corp. (m)	52

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — Continued
—	(h)	Onyx Pharmaceuticals, Inc. (a) (m)	25
1		Oracle Corp. (m)	17
1		PACCAR, Inc. (m)	26
2		Peabody Energy Corp. (m)	47
—	(h)	PG&E Corp. (m)	9
1		Schlumberger Ltd. (m)	63
—	(h)	Sempra Energy (m)	30
1		SunTrust Banks, Inc. (m)	36
1		Target Corp. (m)	43
—	(h)	Time Warner Cable, Inc. (m)	22
1		Time Warner, Inc. (m)	58
1		Union Pacific Corp. (m)	67
—	(h)	United Technologies Corp. (m)	35
1		UnitedHealth Group, Inc. (m)	54
—	(h)	V.F. Corp. (m)	55
1		Valero Energy Corp. (m)	23
—	(h)	Vertex Pharmaceuticals, Inc. (a) (m)	18
3		Wells Fargo & Co. (m)	104

			2,147

		Total Common Stocks (Cost $4,154)	4,565

Preferred Stock — 1.1%
		Germany — 1.1%
—	(h)	Volkswagen AG (m) (Cost $41)	51

		Total Investments — 99.8% (Cost $4,195)	4,616
		Other Assets in Excess of Liabilities — 0.2%	7

		NET ASSETS — 100.0%	$4,623

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	8.2%
Pharmaceuticals	7.7
Commercial Banks	5.3
Insurance	4.4
Media	3.6
Multi-Utilities	3.4
Semiconductors & Semiconductor Equipment	3.2
Food Products	3.1
Tobacco	3.0
Hotels, Restaurants & Leisure	3.0
Chemicals	2.9
Specialty Retail	2.9
Computers & Peripherals	2.7
Textiles, Apparel & Luxury Goods	2.7
Diversified Financial Services	2.3
Beverages	2.3
Software	2.3
Metals & Mining	2.3

INDUSTRY	PERCENTAGE
Consumer Finance	2.2%
Automobiles	2.1
Electrical Equipment	2.0
Biotechnology	1.9
Wireless Telecommunication Services	1.8
Health Care Equipment & Supplies	1.7
Internet Software & Services	1.7
Health Care Providers & Services	1.7
Electronic Equipment, Instruments & Components	1.7
Real Estate Management & Development	1.6
Aerospace & Defense	1.6
Communications Equipment	1.5
Road & Rail	1.5
Energy Equipment & Services	1.4
Professional Services	1.3
Construction & Engineering	1.1
Machinery	1.0
Others (each less than 1.0%)	6.9

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
19,945	EUR
2,015,635	for JPY	BNP Paribas	12/04/12	$25	#	$26	#	$1
165,272	AUD	Barclays Bank plc	12/04/12	169		171		2
198,215	CAD	Barclays Bank plc	12/04/12	199		198		(1)
59,082	CHF	Barclays Bank plc	12/04/12	62		63		1
38,291	EUR	Westpac Banking Corp.	12/04/12	50		50		—	(h)
15,712	GBP	Royal Bank of Canada	12/04/12	25		25		—	(h)
150,944	HKD	Royal Bank of Canada	12/04/12	20		20		—	(h)
1,088,540	JPY	HSBC Bank, N.A.	12/04/12	14		14		—	(h)
97,821	NOK	HSBC Bank, N.A.	12/04/12	17		17		—	(h)
149,120	SEK	HSBC Bank, N.A.	12/04/12	22		22		—	(h)
43,461	SGD	Royal Bank of Scotland	12/04/12	35		36		1
				$638		$642		$4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
22,996	EUR	Goldman Sachs International	12/04/12	$30	$30	$—	(h)
185,090	EUR	Morgan Stanley	12/04/12	233	240	(7)
166,920	GBP	Morgan Stanley	12/04/12	264	270	(6)
29,511	GBP	State Street Corp.	12/04/12	46	47	(1)
209,095	HKD	HSBC Bank, N.A.	12/04/12	27	27	—	(h)
338,558	HKD	Morgan Stanley	12/04/12	44	44	—	(h)
225,424	HKD	Royal Bank of Canada	12/04/12	29	29	—	(h)
				$673	$687	$(14)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 10/31/12 of the currency being sold, and the value at 10/31/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.9%
	Australia — 2.1%
501	BHP Billiton Ltd. (m)	17,722
87	Rio Tinto Ltd. (m)	5,121

		22,843

	Belgium — 1.7%
218	Anheuser-Busch InBev N.V. (m)	18,257

	China — 4.3%
13,715	China Construction Bank Corp., Class H (m)	10,282
4,094	CNOOC Ltd. (m)	8,425
19,691	Industrial & Commercial Bank of China Ltd., Class H (m)	12,966
1,035	Ping An Insurance Group Co. of China Ltd., Class H (m)	8,145
1,558	Sands China Ltd. (m)	5,823

		45,641

	France — 13.2%
343	Accor S.A. (m)	10,729
691	AXA S.A. (m)	11,015
152	BNP Paribas S.A. (m)	7,650
114	Imerys S.A. (m)	6,412
203	Lafarge S.A. (m)	11,928
83	LVMH Moet Hennessy Louis Vuitton S.A. (m)	13,468
94	Pernod-Ricard S.A. (m)	10,106
71	PPR (m)	12,506
166	Sanofi (m)	14,611
133	Schneider Electric S.A. (m)	8,307
100	Technip S.A. (m)	11,256
470	Total S.A. (m)	23,650

		141,638

	Germany — 7.7%
96	Allianz SE (m)	11,946
179	Bayer AG (m)	15,645
101	Fresenius Medical Care AG & Co. KGaA (m)	7,099
60	Linde AG (m)	10,161
268	SAP AG (m)	19,541
138	Siemens AG (m)	13,915
133	Symrise AG (m)	4,768

		83,075

	Hong Kong — 2.6%
2,599	Belle International Holdings Ltd. (m)	4,820
943	Cheung Kong Holdings Ltd. (m)	13,899
2,772	Hang Lung Properties Ltd. (m)	9,598

		28,317

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 0.6%
8,261	Astra International Tbk PT (m)	6,895

	Ireland — 1.1%
945	WPP plc (m)	12,221

	Israel — 1.2%
305	Teva Pharmaceutical Industries Ltd., ADR (m)	12,315

	Japan — 14.4%
303	Canon, Inc. (m)	9,856
205	Daikin Industries Ltd. (m)	5,666
88	East Japan Railway Co. (m)	6,013
64	FANUC Corp. (m)	10,164
384	Honda Motor Co., Ltd. (m)	11,532
375	Japan Tobacco, Inc. (m)	10,370
553	Komatsu Ltd. (m)	11,584
1,007	Kubota Corp. (m)	10,297
245	Makita Corp. (m)	9,704
565	Mitsubishi Corp. (m)	10,085
94	Murata Manufacturing Co., Ltd. (m)	4,582
91	Nidec Corp. (m)	6,469
141	Omron Corp. (m)	2,813
189	Shin-Etsu Chemical Co., Ltd. (m)	10,660
56	SMC Corp. (m)	8,860
618	Sumitomo Corp. (m)	8,421
354	Toyota Motor Corp. (m)	13,630
12	Yahoo! Japan Corp. (m)	4,164

		154,870

	Mexico — 0.6%
256	America Movil S.A.B. de C.V., ADR (m)	6,463

	Netherlands — 4.5%
147	Akzo Nobel N.V. (m)	8,002
1,219	ING Groep N.V., CVA (a) (m)	10,845
874	Royal Dutch Shell plc, Class A (m)	29,975

		48,822

	South Korea — 1.4%
19	Hyundai Mobis (m)	4,778
18	Samsung Electronics Co., Ltd., Reg. S, GDR (m)	10,510

		15,288

	Spain — 0.4%
552	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,615

	Sweden — 0.9%
397	Atlas Copco AB, Class A (m)	9,766

	Switzerland — 12.1%
450	ABB Ltd. (a) (m)	8,120
154	Cie Financiere Richemont S.A., Class A (m)	9,979

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — Continued
347	Credit Suisse Group AG (a) (m)	8,073
127	Holcim Ltd. (a) (m)	8,679
405	Nestle S.A. (m)	25,733
271	Novartis AG (m)	16,329
104	Roche Holding AG (m)	20,126
4	SGS S.A. (m)	7,744
713	Xstrata plc (m)	11,296
57	Zurich Insurance Group AG (a) (m)	14,153

		130,232

	Taiwan — 1.1%
711	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	11,304

	United Kingdom — 24.0%
2,671	Barclays plc (m)	9,876
1,121	BG Group plc (m)	20,812
275	BHP Billiton plc (m)	8,798
285	British American Tobacco plc (m)	14,145
619	Burberry Group plc (m)	11,682
1,963	Centrica plc (m)	10,275
668	GlaxoSmithKline plc (m)	14,973
2,488	HSBC Holdings plc (m)	24,512
807	ICAP plc (m)	4,247
324	Imperial Tobacco Group plc (m)	12,266
1,106	Man Group plc (m)	1,406
1,234	Marks & Spencer Group plc (m)	7,851
1,135	Meggitt plc (m)	7,078
1,265	Prudential plc (m)	17,375

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
256	Rio Tinto plc (m)	12,789
919	Standard Chartered plc (m)	21,770
2,089	Tesco plc (m)	10,808
467	Tullow Oil plc (m)	10,600
396	Unilever plc (m)	14,780
8,218	Vodafone Group plc (m)	22,316

		258,359

	Total Common Stocks (Cost $855,030)	1,010,921

Preferred Stocks — 2.3%
	Germany — 2.3%
120	Henkel AG & Co. KGaA (m)	9,588
75	Volkswagen AG (m)	15,555

	Total Preferred Stocks (Cost $17,337)	25,143

Short-Term Investment — 3.5%
	Investment Company — 3.5%
37,183	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $37,183)	37,183

	Total Investments — 99.7% (Cost $909,550)	1,073,247
	Other Assets in Excess of Liabilities — 0.3%	2,788

	NET ASSETS — 100.0%	$1,076,035

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	8.8%
Oil, Gas & Consumable Fuels	8.7
Commercial Banks	8.5
Insurance	5.8
Machinery	5.6
Metals & Mining	5.2
Automobiles	4.4
Food Products	3.8
Tobacco	3.4
Textiles, Apparel & Luxury Goods	3.3
Chemicals	3.1
Wireless Telecommunication Services	2.7
Beverages	2.6
Construction Materials	2.5
Real Estate Management & Development	2.2
Electrical Equipment	2.1

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	2.0%
Multiline Retail	1.9
Software	1.8
Trading Companies & Distributors	1.7
Hotels, Restaurants & Leisure	1.5
Industrial Conglomerates	1.3
Capital Markets	1.3
Media	1.1
Energy Equipment & Services	1.1
Diversified Financial Services	1.0
Food & Staples Retailing	1.0
Multi-Utilities	1.0
Office Electronics	1.0
Others (each less than 1.0%)	6.1
Short-Term Investment	3.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Australia — 5.5%
19	AGL Energy Ltd. (m)	282
12	ALS Ltd. (m)	111
81	Alumina Ltd. (m)	81
41	Amcor Ltd. (m)	338
100	AMP Ltd. (m)	478
22	APA Group (m)	120
33	Asciano Ltd. (m)	156
6	ASX Ltd. (m)	183
93	Australia & New Zealand Banking Group Ltd. (m)	2,450
14	Bendigo and Adelaide Bank Ltd. (m)	117
449	BGP Holdings plc (a) (i)	—
112	BHP Billiton Ltd. (m)	3,956
25	Boral Ltd. (m)	94
54	Brambles Ltd. (m)	405
5	Caltex Australia Ltd. (m)	81
45	Centro Retail Australia (m)	100
70	CFS Retail Property Trust Group (m)	141
20	Coca-Cola Amatil Ltd. (m)	281
2	Cochlear Ltd. (m)	143
55	Commonwealth Bank of Australia (m)	3,295
16	Computershare Ltd. (m)	143
14	Crown Ltd. (m)	139
18	CSL Ltd. (m)	874
163	Dexus Property Group (m)	167
27	Echo Entertainment Group Ltd. (m)	97
76	Fairfax Media Ltd. (m)	31
49	Fortescue Metals Group Ltd. (m)	209
55	Goodman Group (m)	251
51	GPT Group (m)	187
18	Harvey Norman Holdings Ltd. (m)	36
14	Iluka Resources Ltd. (m)	143
56	Incitec Pivot Ltd. (m)	184
72	Insurance Australia Group Ltd. (m)	341
5	Leighton Holdings Ltd. (m)	94
19	Lend Lease Group (m)	168
61	Lynas Corp., Ltd. (a) (m)	46
12	Macquarie Group Ltd. (m)	382
31	Metcash Ltd.	117
117	Mirvac Group (m)	183
78	National Australia Bank Ltd. (m)	2,074
26	Newcrest Mining Ltd. (m)	729
13	Orica Ltd. (m)	334
37	Origin Energy Ltd. (m)	438
11	OZ Minerals Ltd. (m)	93
38	Qantas Airways Ltd. (a) (m)	52

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
41	QBE Insurance Group Ltd. (m)	560
58	QR National Ltd. (m)	225
4	Ramsay Health Care Ltd. (m)	110
15	Rio Tinto Ltd. (m)	893
33	Santos Ltd. (m)	397
13	Sonic Healthcare Ltd. (m)	169
60	SP AusNet (m)	66
77	Stockland (m)	278
44	Suncorp Group Ltd. (m)	431
13	Sydney Airport (m)	44
24	Tabcorp Holdings Ltd. (m)	71
48	Tatts Group Ltd. (m)	139
151	Telstra Corp., Ltd. (m)	647
23	Toll Holdings Ltd. (m)	106
46	Transurban Group (m)	291
35	Wesfarmers Ltd. (m)	1,258
75	Westfield Group (m)	829
99	Westfield Retail Trust (m)	318
106	Westpac Banking Corp. (m)	2,799
16	Whitehaven Coal Ltd. (m)	51
23	Woodside Petroleum Ltd. (m)	814
43	Woolworths Ltd. (m)	1,301
7	WorleyParsons Ltd. (m)	185

		32,306

	Austria — 1.5%
23	Andritz AG (m)	1,396
69	Erste Group Bank AG (a) (m)	1,727
249	IMMOFINANZ AG (a) (m)	961
46	OMV AG (m)	1,683
15	Raiffeisen Bank International AG (m)	611
70	Telekom Austria AG (m)	441
21	Verbund AG (m)	497
12	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	516
34	Voestalpine AG (m)	1,074

		8,906

	Belgium — 1.9%
22	Ageas (m)	564
75	Anheuser-Busch InBev N.V. (m)	6,250
14	Belgacom S.A. (m)	417
7	Colruyt S.A. (m)	315
10	Delhaize Group S.A. (m)	375
8	Groupe Bruxelles Lambert S.A. (m)	567
15	KBC Groep N.V. (m)	354
3	Mobistar S.A. (m)	69

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Belgium — Continued
6	Solvay S.A. (m)	670
5	Telenet Group Holding N.V. (m)	239
10	UCB S.A. (m)	592
11	Umicore S.A. (m)	548

		10,960

	Brazil — 0.2%
16	BM&FBovespa S.A. (m)	100
6	BRF - Brasil Foods S.A. (m)	111
3	Natura Cosmeticos S.A. (m)	75
44	Petroleo Brasileiro S.A. (m)	467
25	Vale S.A. (m)	457

		1,210

	Chile — 0.7%
5,450	Banco Santander Chile (m)	375
10	CAP S.A. (m)	354
89	Cencosud S.A. (m)	487
235	Empresa Nacional de Electricidad S.A. (m)	377
82	Empresas CMPC S.A. (m)	313
30	Empresas COPEC S.A. (m)	436
623	Enersis S.A. (m)	213
19	Enersis S.A., ADR (m)	315
9	ENTEL Chile S.A. (m)	180
14	Latam Airlines Group S.A. (m)	346
41	S.A.C.I. Falabella (m)	422

		3,818

	China — 0.7%
672	Bank of China Ltd., Class H (m)	275
26	BBMG Corp., Class H (m)	22
78	BYD Co., Ltd., Class H (a) (m)	153
468	China Construction Bank Corp., Class H (m)	351
75	China Life Insurance Co., Ltd., Class H (m)	221
158	CNOOC Ltd. (m)	325
410	Datang International Power Generation Co., Ltd., Class H (m)	145
41	Foxconn International Holdings Ltd. (a) (m)	14
226	Huaneng Power International, Inc., Class H (m)	181
601	Industrial & Commercial Bank of China Ltd., Class H (m)	396
48	Lenovo Group Ltd. (m)	38
349	PetroChina Co., Ltd., Class H (m)	473
17	Ping An Insurance Group Co. of China Ltd., Class H (m)	130
37	Sands China Ltd. (m)	138
91	Shui On Land Ltd. (m)	38

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — Continued
11		Tencent Holdings Ltd. (m)	376
74		Tingyi Cayman Islands Holding Corp. (m)	219
24		Wynn Macau Ltd. (m)	66
54		Yangzijiang Shipbuilding Holdings Ltd. (m)	40
151		Yanzhou Coal Mining Co., Ltd., Class H (m)	226
361		Zhejiang Expressway Co., Ltd., Class H (m)	263

			4,090

		Denmark — 1.1%
—	(h)	A.P. Moller - Maersk A/S, Class A (m)	199
—	(h)	A.P. Moller - Maersk A/S, Class B (m)	502
6		Carlsberg A/S, Class B (m)	507
1		Coloplast A/S, Class B (m)	264
36		Danske Bank A/S (a) (m)	559
11		DSV A/S (m)	244
22		Novo Nordisk A/S, Class B (m)	3,573
13		Novozymes A/S, Class B (m)	368
28		TDC A/S (m)	196
1		Tryg A/S (m)	81
1		William Demant Holding A/S (a) (m)	124

			6,617

		Finland — 0.9%
9		Elisa OYJ (m)	198
30		Fortum OYJ (m)	547
5		Kesko OYJ, Class B (m)	142
11		Kone OYJ, Class B (m)	761
8		Metso OYJ (m)	290
9		Neste Oil OYJ (m)	115
254		Nokia OYJ (m)	683
8		Nokian Renkaat OYJ (m)	324
7		Orion OYJ, Class B (m)	171
10		Pohjola Bank plc, Class A (m)	138
28		Sampo OYJ, Class A (m)	883
37		Stora Enso OYJ, Class R (m)	232
35		UPM-Kymmene OYJ (m)	379
12		Wartsila OYJ (m)	469

			5,332

		France — 9.4%
8		Accor S.A. (m)	266
2		Aeroports de Paris (m)	128
19		Air Liquide S.A. (m)	2,208
139		Alcatel-Lucent (a) (m)	142
12		Alstom S.A. (m)	409
4		Arkema S.A. (m)	342
3		Atos Origin S.A. (m)	216

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	France — Continued
106	AXA S.A. (m)	1,695
58	BNP Paribas S.A. (m)	2,918
12	Bouygues S.A. (m)	284
3	Bureau Veritas S.A. (m)	344
8	Cap Gemini S.A. (m)	357
34	Carrefour S.A. (m)	821
3	Casino Guichard Perrachon S.A. (m)	288
3	Christian Dior S.A. (m)	468
24	Cie de St-Gobain (m)	836
9	Cie Generale de Geophysique-Veritas (a) (m)	280
11	Cie Generale des Etablissements Michelin, Class B (m)	931
12	Cie Generale d’Optique Essilor International S.A. (m)	1,081
8	CNP Assurances (m)	115
60	Credit Agricole S.A. (a) (m)	451
35	Danone S.A. (m)	2,132
4	Dassault Systemes S.A. (m)	397
10	Edenred (m)	299
14	EDF S.A. (m)	294
1	Eurazeo (m)	66
7	Eutelsat Communications S.A. (m)	240
2	Fonciere Des Regions (m)	125
112	France Telecom S.A. (m)	1,253
76	GDF Suez (m)	1,754
1	Gecina S.A. (m)	147
34	Groupe Eurotunnel S.A. (m)	257
1	ICADE (m)	114
1	Iliad S.A. (m)	207
2	Imerys S.A. (m)	102
4	JCDecaux S.A. (m)	83
6	Klepierre (m)	233
11	Lafarge S.A. (m)	642
7	Lagardere S.C.A (m)	187
14	Legrand S.A. (m)	555
14	L’Oreal S.A. (m)	1,838
15	LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,480
59	Natixis (m)	193
13	Pernod-Ricard S.A. (m)	1,373
15	Peugeot S.A. (a) (m)	98
4	PPR (m)	786
11	Publicis Groupe S.A. (m)	575
1	Remy Cointreau S.A. (m)	143
11	Renault S.A. (m)	506
6	Rexel S.A. (m)	113
14	Safran S.A. (m)	542

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — Continued
71	Sanofi (m)	6,255
31	Schneider Electric S.A. (m)	1,956
10	SCOR SE (m)	268
2	Societe BIC S.A. (m)	218
42	Societe Generale S.A. (a) (m)	1,335
6	Sodexo (m)	447
17	Suez Environnement Co. (m)	184
6	Technip S.A. (m)	664
5	Thales S.A. (m)	181
127	Total S.A. (m)	6,415
5	Unibail-Rodamco SE (m)	1,235
6	Vallourec S.A. (m)	252
20	Veolia Environnement S.A. (m)	198
28	Vinci S.A. (m)	1,227
77	Vivendi S.A. (m)	1,583
2	Wendel S.A. (m)	176
2	Zodiac Aerospace (m)	209

		55,117

	Germany — 12.0%
18	Adidas AG (m)	1,516
39	Allianz SE (m)	4,793
4	Axel Springer AG (m)	153
78	BASF SE (m)	6,462
70	Bayer AG (m)	6,115
28	Bayerische Motoren Werke AG (m)	2,242
9	Beiersdorf AG (m)	619
4	Brenntag AG (m)	559
7	Celesio AG (m)	136
309	Commerzbank AG (a) (m)	593
7	Continental AG (m)	678
77	Daimler AG (m)	3,602
79	Deutsche Bank AG (m)	3,592
16	Deutsche Boerse AG (m)	890
21	Deutsche Lufthansa AG (m)	316
72	Deutsche Post AG (m)	1,423
238	Deutsche Telekom AG (m)	2,718
153	E.ON AG (m)	3,477
3	Fraport AG Frankfurt Airport Services Worldwide (m)	192
18	Fresenius Medical Care AG & Co. KGaA (m)	1,256
10	Fresenius SE & Co. KGaA (m)	1,193
15	GEA Group AG (m)	473
5	Hannover Rueckversicherung AG (m)	357
12	HeidelbergCement AG (m)	634
11	Henkel AG & Co. KGaA (m)	706

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
3	Hochtief AG (a) (m)	138
2	Hugo Boss AG (m)	212
93	Infineon Technologies AG (m)	631
15	K+S AG (m)	693
7	Kabel Deutschland Holding AG (m)	536
7	Lanxess AG (m)	585
16	Linde AG (m)	2,642
4	MAN SE (m)	367
5	Merck KGaA (m)	701
11	Metro AG (m)	310
15	Muenchener Rueckversicherungs AG (m)	2,441
41	RWE AG (m)	1,893
4	Salzgitter AG (m)	153
78	SAP AG (m)	5,696
70	Siemens AG (m)	7,031
6	Suedzucker AG (m)	218
33	ThyssenKrupp AG (m)	748
8	United Internet AG (m)	158
3	Volkswagen AG (m)	494
1	Wacker Chemie AG (m)	77

		70,419

	Greece — 1.0%
214	Coca Cola Hellenic Bottling Co. S.A. (a) (m)	4,580
237	OPAP S.A. (m)	1,517

		6,097

	Hong Kong — 1.0%
159	AIA Group Ltd. (m)	626
3	ASM Pacific Technology Ltd. (m)	31
22	Bank of East Asia Ltd. (m)	81
118	Belle International Holdings Ltd. (m)	219
58	BOC Hong Kong Holdings Ltd. (m)	177
15	Cathay Pacific Airways Ltd. (m)	27
22	Cheung Kong Holdings Ltd. (m)	326
7	Cheung Kong Infrastructure Holdings Ltd. (m)	41
53	China Mobile Ltd. (m)	587
28	CLP Holdings Ltd. (m)	237
32	First Pacific Co., Ltd. (m)	36
23	Galaxy Entertainment Group Ltd. (a) (m)	79
14	Hang Lung Group Ltd. (m)	83
35	Hang Lung Properties Ltd. (m)	121
12	Hang Seng Bank Ltd. (m)	182
14	Henderson Land Development Co., Ltd. (m)	97
82	Hong Kong & China Gas Co., Ltd. (m)	217
16	Hong Kong Exchanges and Clearing Ltd. (m)	263

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
10	Hopewell Holdings Ltd. (m)	36
33	Hutchison Whampoa Ltd. (m)	326
9	Hysan Development Co., Ltd. (m)	40
11	Kerry Properties Ltd. (m)	52
92	Li & Fung Ltd. (m)	154
7	Lifestyle International Holdings Ltd. (m)	14
36	Link REIT (The) (m)	176
16	MGM China Holdings Ltd. (m)	28
23	MTR Corp., Ltd. (m)	90
57	New World Development Co., Ltd. (m)	87
103	Noble Group Ltd. (m)	110
23	NWS Holdings Ltd. (m)	35
3	Orient Overseas International Ltd. (m)	17
54	PCCW Ltd. (m)	22
21	Power Assets Holdings Ltd. (m)	183
26	Shangri-La Asia Ltd. (m)	50
47	Sino Land Co., Ltd. (m)	84
31	SJM Holdings Ltd. (m)	67
25	Sun Hung Kai Properties Ltd. (m)	339
10	Swire Pacific Ltd., Class A (m)	123
23	Wharf Holdings Ltd. (m)	159
14	Wheelock & Co., Ltd. (m)	61
3	Wing Hang Bank Ltd. (m)	26
10	Yue Yuen Industrial Holdings Ltd. (m)	35

		5,744

	Hungary — 0.8%
186	Magyar Telekom Telecommunications plc (m)	345
17	MOL Hungarian Oil and Gas plc (m)	1,442
89	OTP Bank plc (m)	1,691
6	Richter Gedeon Nyrt. (m)	1,032

		4,510

	India — 0.7%
20	Bharat Heavy Electricals Ltd. (m)	81
15	Hindustan Unilever Ltd. (m)	156
31	Housing Development Finance Corp., Ltd. (m)	435
7	ICICI Bank Ltd., ADR (m)	292
20	IDFC Ltd. (m)	62
9	Infosys Ltd. (m)	404
155	ITC Ltd., Reg. S, GDR (m)	816
75	Jaiprakash Associates Ltd. (m)	121
5	Larsen & Toubro Ltd., Reg. S, GDR (m)	144
9	Mahindra & Mahindra Ltd. (m)	140
33	NTPC Ltd. (m)	102
28	Oil & Natural Gas Corp., Ltd. (m)	137

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		India — Continued
12		Ranbaxy Laboratories Ltd., Reg. S, GDR (a) (m)	121
27		Reliance Industries Ltd. (m)	406
6		Reliance Industries Ltd., GDR (e) (m)	166
75		Sterlite Industries India Ltd. (m)	137
14		Sun Pharmaceutical Industries Ltd. (m)	177
31		Tata Motors Ltd. (m)	148
52		Tata Power Co., Ltd. (m)	103
59		United Phosphorus Ltd. (m)	125

			4,273

		Ireland — 0.9%
102		CRH plc (m)	1,905
49		Elan Corp. plc (a) (m)	533
23		Elan Corp. plc, ADR (a) (m)	249
20		Experian plc (m)	342
15		James Hardie Industries SE, CDI (m)	140
21		Kerry Group plc, Class A (m)	1,120
14		Ryanair Holdings plc (a) (m)	84
11		Shire plc (m)	322
25		WPP plc (m)	319

			5,014

		Israel — 0.8%
77		Bank Hapoalim BM (a) (m)	303
91		Bank Leumi Le-Israel BM (a) (m)	295
139		Bezeq Israeli Telecommunication Corp., Ltd. (m)	169
—	(h)	Delek Group Ltd. (m)	63
32		Israel Chemicals Ltd. (m)	406
—	(h)	Israel Corp., Ltd. (The) (m)	114
—	(h)	Koor Industries Ltd. (a) (m)	—	(h)
3		Mellanox Technologies Ltd. (a) (m)	197
9		Mizrahi Tefahot Bank Ltd. (a) (m)	82
4		NICE Systems Ltd. (a) (m)	145
49		Teva Pharmaceutical Industries Ltd. (m)	1,966
20		Teva Pharmaceutical Industries Ltd., ADR (m)	810

			4,550

		Italy — 7.7%
238		Assicurazioni Generali S.p.A. (m)	3,872
67		Atlantia S.p.A. (m)	1,110
23		Autogrill S.p.A. (m)	240
1,296		Banca Monte dei Paschi di Siena S.p.A. (a) (m)	358
360		Banco Popolare SC (a) (m)	575
358		Enel Green Power S.p.A. (m)	609
1,341		Enel S.p.A. (m)	5,050
518		Eni S.p.A. (m)	11,919
13		Exor S.p.A. (m)	345

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — Continued
175	Fiat Industrial S.p.A. (m)	1,898
178	Fiat S.p.A (a) (m)	872
82	Finmeccanica S.p.A. (a) (m)	406
2,244	Intesa Sanpaolo S.p.A. (m)	3,559
24	Luxottica Group S.p.A. (m)	909
137	Mediaset S.p.A. (m)	241
105	Mediobanca S.p.A. (m)	603
48	Pirelli & C. S.p.A. (m)	559
42	Prysmian S.p.A. (m)	802
54	Saipem S.p.A. (m)	2,432
345	Snam S.p.A. (m)	1,529
1,911	Telecom Italia S.p.A. (m)	1,763
267	Terna Rete Elettrica Nazionale S.p.A. (m)	1,004
825	UniCredit S.p.A. (a) (m)	3,650
175	Unione di Banche Italiane ScpA (m)	689

		44,994

	Japan — 18.3%
2	ABC-Mart, Inc. (m)	66
8	Advantest Corp. (m)	104
32	Aeon Co., Ltd. (m)	350
4	Aeon Credit Service Co., Ltd. (m)	79
4	Aeon Mall Co., Ltd. (m)	93
8	Air Water, Inc. (m)	100
10	Aisin Seiki Co., Ltd. (m)	295
33	Ajinomoto Co., Inc. (m)	504
2	Alfresa Holdings Corp. (m)	95
62	All Nippon Airways Co., Ltd. (m)	131
19	Amada Co., Ltd. (m)	97
33	Aozora Bank Ltd. (m)	93
54	Asahi Glass Co., Ltd. (m)	370
21	Asahi Group Holdings Ltd. (m)	471
67	Asahi Kasei Corp. (m)	371
8	Asics Corp. (m)	121
23	Astellas Pharma, Inc. (m)	1,154
15	Bank of Kyoto Ltd. (The) (m)	129
65	Bank of Yokohama Ltd. (The) (m)	299
4	Benesse Holdings, Inc. (m)	177
34	Bridgestone Corp. (m)	796
13	Brother Industries Ltd. (m)	123
60	Canon, Inc. (m)	1,949
12	Casio Computer Co., Ltd. (m)	89
8	Central Japan Railway Co. (m)	645
41	Chiba Bank Ltd. (The) (m)	239
8	Chiyoda Corp. (m)	129
35	Chubu Electric Power Co., Inc. (m)	357

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
12		Chugai Pharmaceutical Co., Ltd. (m)	234
9		Chugoku Bank Ltd. (The) (m)	124
15		Chugoku Electric Power Co., Inc. (The) (m)	158
13		Citizen Holdings Co., Ltd. (m)	68
3		Coca-Cola West Co., Ltd. (m)	51
30		Cosmo Oil Co., Ltd. (m)	53
9		Credit Saison Co., Ltd. (m)	187
29		Dai Nippon Printing Co., Ltd. (m)	208
15		Daicel Corp. (m)	92
14		Daido Steel Co., Ltd. (m)	61
10		Daihatsu Motor Co., Ltd. (m)	175
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The) (m)	526
35		Daiichi Sankyo Co., Ltd. (m)	534
12		Daikin Industries Ltd. (m)	346
8		Dainippon Sumitomo Pharma Co., Ltd. (m)	95
4		Daito Trust Construction Co., Ltd. (m)	388
27		Daiwa House Industry Co., Ltd. (m)	414
88		Daiwa Securities Group, Inc. (m)	353
6		Dena Co., Ltd. (m)	175
25		Denki Kagaku Kogyo KK (m)	79
26		Denso Corp. (m)	803
10		Dentsu, Inc. (m)	227
18		East Japan Railway Co. (m)	1,229
14		Eisai Co., Ltd. (m)	605
6		Electric Power Development Co., Ltd. (m)	164
3		FamilyMart Co., Ltd. (m)	158
10		FANUC Corp. (m)	1,601
3		Fast Retailing Co., Ltd. (m)	629
28		Fuji Electric Co., Ltd. (m)	57
31		Fuji Heavy Industries Ltd. (m)	299
25		FUJIFILM Holdings Corp. (m)	419
100		Fujitsu Ltd. (m)	386
38		Fukuoka Financial Group, Inc. (m)	147
30		Furukawa Electric Co., Ltd. (a) (m)	60
5		Gree, Inc. (m)	80
17		GS Yuasa Corp. (m)	66
21		Gunma Bank Ltd. (The) (m)	100
21		Hachijuni Bank Ltd. (The) (m)	108
1		Hakuhodo DY Holdings, Inc. (m)	70
4		Hamamatsu Photonics KK (m)	128
60		Hankyu Hanshin Holdings, Inc. (m)	332
13		Hino Motors Ltd. (m)	100
1		Hirose Electric Co., Ltd. (m)	157
3		Hisamitsu Pharmaceutical Co., Inc. (m)	171
6		Hitachi Chemical Co., Ltd. (m)	78

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
6		Hitachi Construction Machinery Co., Ltd. (m)	97
3		Hitachi High-Technologies Corp. (m)	68
246		Hitachi Ltd. (m)	1,305
7		Hitachi Metals Ltd. (m)	66
10		Hokkaido Electric Power Co., Inc. (m)	83
9		Hokuriku Electric Power Co. (m)	86
86		Honda Motor Co., Ltd. (m)	2,592
22		Hoya Corp. (m)	454
13		Hulic Co., Ltd. (a) (m)	107
6		Ibiden Co., Ltd. (m)	81
1		Idemitsu Kosan Co., Ltd. (m)	95
69		IHI Corp. (m)	145
—	(h)	Inpex Corp. (m)	661
18		Isetan Mitsukoshi Holdings Ltd. (m)	179
64		Isuzu Motors Ltd. (m)	339
81		ITOCHU Corp. (m)	814
1		Itochu Techno-Solutions Corp. (m)	75
13		Iyo Bank Ltd. (The) (m)	100
26		J. Front Retailing Co., Ltd. (m)	136
3		Japan Airlines Co., Ltd. (a) (m)	143
2		Japan Petroleum Exploration Co. (m)	64
—	(h)	Japan Prime Realty Investment Corp. (m)	130
—	(h)	Japan Real Estate Investment Corp. (m)	280
—	(h)	Japan Retail Fund Investment Corp. (m)	208
16		Japan Steel Works Ltd. (The) (m)	95
48		Japan Tobacco, Inc. (m)	1,319
27		JFE Holdings, Inc. (m)	379
11		JGC Corp. (m)	374
34		Joyo Bank Ltd. (The) (m)	165
9		JSR Corp. (m)	148
12		JTEKT Corp. (m)	93
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	155
118		JX Holdings, Inc. (m)	627
41		Kajima Corp. (m)	113
12		Kamigumi Co., Ltd. (m)	101
16		Kaneka Corp. (m)	77
40		Kansai Electric Power Co., Inc. (The) (m)	310
11		Kansai Paint Co., Ltd. (m)	118
28		Kao Corp. (m)	778
69		Kawasaki Heavy Industries Ltd. (m)	142
50		Kawasaki Kisen Kaisha Ltd. (a) (m)	63
14		KDDI Corp. (m)	1,103
24		Keikyu Corp. (m)	228
31		Keio Corp. (m)	235
15		Keisei Electric Railway Co., Ltd. (m)	137

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
2	Keyence Corp. (m)	637
9	Kikkoman Corp. (m)	117
5	Kinden Corp. (m)	32
88	Kintetsu Corp. (m)	343
46	Kirin Holdings Co., Ltd. (m)	574
133	Kobe Steel Ltd. (m)	116
5	Koito Manufacturing Co., Ltd. (m)	62
50	Komatsu Ltd. (m)	1,038
5	Konami Corp. (m)	126
23	Konica Minolta Holdings, Inc. (m)	156
57	Kubota Corp. (m)	585
17	Kuraray Co., Ltd. (m)	198
6	Kurita Water Industries Ltd. (m)	139
8	Kyocera Corp. (m)	701
13	Kyowa Hakko Kirin Co., Ltd. (m)	134
23	Kyushu Electric Power Co., Inc. (m)	176
3	Lawson, Inc. (m)	241
14	LIXIL Group Corp. (m)	314
1	Mabuchi Motor Co., Ltd. (m)	47
6	Makita Corp. (m)	224
88	Marubeni Corp. (m)	569
11	Marui Group Co., Ltd. (m)	82
3	Maruichi Steel Tube Ltd. (m)	52
142	Mazda Motor Corp. (a) (m)	169
4	McDonald’s Holdings Co., Japan Ltd. (m)	100
8	Medipal Holdings Corp. (m)	101
3	MEIJI Holdings Co., Ltd. (m)	145
3	Miraca Holdings, Inc. (m)	127
73	Mitsubishi Chemical Holdings Corp. (m)	287
74	Mitsubishi Corp. (m)	1,316
103	Mitsubishi Electric Corp. (m)	767
66	Mitsubishi Estate Co., Ltd. (m)	1,313
20	Mitsubishi Gas Chemical Co., Inc. (m)	98
160	Mitsubishi Heavy Industries Ltd. (m)	675
7	Mitsubishi Logistics Corp. (m)	87
56	Mitsubishi Materials Corp. (m)	164
213	Mitsubishi Motors Corp. (a) (m)	184
12	Mitsubishi Tanabe Pharma Corp. (m)	172
676	Mitsubishi UFJ Financial Group, Inc. (m)	3,058
3	Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	139
91	Mitsui & Co., Ltd. (m)	1,286
46	Mitsui Chemicals, Inc. (m)	95
44	Mitsui Fudosan Co., Ltd. (m)	884
52	Mitsui OSK Lines Ltd. (m)	125
1,207	Mizuho Financial Group, Inc. (m)	1,889

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
26		MS&AD Insurance Group Holdings (m)	441
10		Murata Manufacturing Co., Ltd. (m)	506
5		Nabtesco Corp. (m)	99
10		Namco Bandai Holdings, Inc. (m)	156
131		NEC Corp. (a) (m)	251
6		Nexon Co., Ltd. (a) (m)	67
15		NGK Insulators Ltd. (m)	163
9		NGK Spark Plug Co., Ltd. (m)	106
9		NHK Spring Co., Ltd. (m)	78
6		Nidec Corp. (m)	410
18		Nikon Corp. (m)	446
6		Nintendo Co., Ltd. (m)	715
—	(h)	Nippon Building Fund, Inc. (m)	344
21		Nippon Electric Glass Co., Ltd. (m)	107
47		Nippon Express Co., Ltd. (m)	171
9		Nippon Meat Packers, Inc. (m)	115
5		Nippon Paper Group, Inc. (m)	58
398		Nippon Steel Corp. (m)	878
23		Nippon Telegraph & Telephone Corp. (m)	1,043
85		Nippon Yusen KK (m)	162
38		Nishi-Nippon City Bank Ltd. (The) (m)	87
132		Nissan Motor Co., Ltd. (m)	1,101
11		Nisshin Seifun Group, Inc. (m)	131
6		Nisshin Steel Holdings Co. Ltd. (a) (m)	37
3		Nissin Foods Holdings Co., Ltd. (m)	117
2		Nitori Holdings Co., Ltd. (m)	154
9		Nitto Denko Corp. (m)	402
20		NKSJ Holdings, Inc. (m)	363
5		NOK Corp. (m)	86
190		Nomura Holdings, Inc. (m)	688
5		Nomura Real Estate Holdings, Inc. (m)	88
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	88
5		Nomura Research Institute Ltd. (m)	108
23		NSK Ltd. (m)	128
25		NTN Corp. (m)	44
—	(h)	NTT Data Corp. (m)	222
1		NTT DOCOMO, Inc. (m)	1,179
—	(h)	NTT Urban Development Corp. (m)	45
35		Obayashi Corp. (m)	158
32		Odakyu Electric Railway Co., Ltd. (m)	340
38		OJI Paper Co., Ltd. (m)	112
12		Olympus Corp. (a) (m)	209
11		Omron Corp. (m)	227
4		Ono Pharmaceutical Co., Ltd. (m)	266
2		Oracle Corp. Japan (m)	87

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
3	Oriental Land Co., Ltd. (m)	362
5	ORIX Corp. (m)	560
96	Osaka Gas Co., Ltd. (m)	396
1	Otsuka Corp. (m)	65
19	Otsuka Holdings Co., Ltd. (m)	576
116	Panasonic Corp. (m)	703
38	Rakuten, Inc. (m)	345
101	Resona Holdings, Inc. (m)	436
33	Ricoh Co., Ltd. (m)	277
2	Rinnai Corp. (m)	116
5	Rohm Co., Ltd. (m)	152
3	Sankyo Co., Ltd. (m)	113
2	Sanrio Co., Ltd. (m)	72
4	Santen Pharmaceutical Co., Ltd. (m)	180
12	SBI Holdings, Inc. (m)	82
11	Secom Co., Ltd. (m)	559
10	Sega Sammy Holdings, Inc. (m)	198
6	Seiko Epson Corp. (m)	35
23	Sekisui Chemical Co., Ltd. (m)	188
28	Sekisui House Ltd. (m)	290
39	Seven & I Holdings Co., Ltd. (m)	1,215
26	Seven Bank Ltd. (m)	75
53	Sharp Corp. (m)	114
8	Shikoku Electric Power Co., Inc. (m)	88
12	Shimadzu Corp. (m)	81
1	Shimamura Co., Ltd. (m)	125
4	Shimano, Inc. (m)	252
32	Shimizu Corp. (m)	106
22	Shin-Etsu Chemical Co., Ltd. (m)	1,215
82	Shinsei Bank Ltd. (m)	120
15	Shionogi & Co., Ltd. (m)	249
19	Shiseido Co., Ltd. (m)	241
27	Shizuoka Bank Ltd. (The) (m)	279
79	Showa Denko KK (m)	121
9	Showa Shell Sekiyu KK (m)	48
3	SMC Corp. (m)	441
47	Softbank Corp. (m)	1,481
67	Sojitz Corp. (m)	84
53	Sony Corp. (m)	623
9	Sony Financial Holdings, Inc. (m)	152
4	Square Enix Holdings Co., Ltd. (m)	52
8	Stanley Electric Co., Ltd. (m)	108
6	Sumco Corp. (a) (m)	42
77	Sumitomo Chemical Co., Ltd. (m)	216
59	Sumitomo Corp. (m)	807

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
39	Sumitomo Electric Industries Ltd. (m)	415
30	Sumitomo Heavy Industries Ltd. (m)	107
28	Sumitomo Metal Mining Co., Ltd. (m)	370
71	Sumitomo Mitsui Financial Group, Inc. (m)	2,179
161	Sumitomo Mitsui Trust Holdings, Inc. (m)	489
19	Sumitomo Realty & Development Co., Ltd. (m)	533
9	Sumitomo Rubber Industries Ltd. (m)	110
10	Suruga Bank Ltd. (m)	118
4	Suzuken Co., Ltd. (m)	120
20	Suzuki Motor Corp. (m)	442
4	Sysmex Corp. (m)	183
30	T&D Holdings, Inc. (m)	333
60	Taiheiyo Cement Corp. (m)	128
50	Taisei Corp. (m)	139
2	Taisho Pharmaceutical Holdings Co., Ltd. (m)	159
13	Taiyo Nippon Sanso Corp. (m)	71
15	Takashimaya Co., Ltd. (m)	99
42	Takeda Pharmaceutical Co., Ltd. (m)	1,942
7	TDK Corp. (m)	246
53	Teijin Ltd. (m)	121
8	Terumo Corp. (m)	352
7	THK Co., Ltd. (m)	111
55	Tobu Railway Co., Ltd. (m)	293
6	Toho Co., Ltd. (m)	106
22	Toho Gas Co., Ltd. (m)	133
25	Tohoku Electric Power Co., Inc. (a) (m)	184
38	Tokio Marine Holdings, Inc. (m)	1,001
80	Tokyo Electric Power Co., Inc. (a) (m)	130
9	Tokyo Electron Ltd. (m)	415
129	Tokyo Gas Co., Ltd. (m)	683
60	Tokyu Corp. (m)	306
24	Tokyu Land Corp. (m)	132
15	TonenGeneral Sekiyu KK (m)	136
29	Toppan Printing Co., Ltd. (m)	169
78	Toray Industries, Inc. (m)	456
212	Toshiba Corp. (m)	787
26	Tosoh Corp. (m)	50
15	TOTO Ltd. (m)	115
8	Toyo Seikan Kaisha Ltd. (m)	87
5	Toyo Suisan Kaisha Ltd. (m)	125
4	Toyoda Gosei Co., Ltd. (m)	76
3	Toyota Boshoku Corp. (m)	28
9	Toyota Industries Corp. (m)	252
146	Toyota Motor Corp. (m)	5,614
12	Toyota Tsusho Corp. (m)	258

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
6	Trend Micro, Inc. (m)	163
3	Tsumura & Co. (m)	106
56	Ube Industries Ltd. (m)	128
6	Unicharm Corp. (m)	330
5	Ushio, Inc. (m)	47
1	USS Co., Ltd. (m)	129
9	West Japan Railway Co. (m)	397
1	Yahoo! Japan Corp. (m)	261
5	Yakult Honsha Co., Ltd. (m)	237
5	Yamada Denki Co., Ltd. (m)	208
9	Yamaguchi Financial Group, Inc. (m)	75
8	Yamaha Corp. (m)	69
15	Yamaha Motor Co., Ltd. (m)	140
20	Yamato Holdings Co., Ltd. (m)	305
2	Yamato Kogyo Co., Ltd. (m)	51
6	Yamazaki Baking Co., Ltd. (m)	68
11	Yaskawa Electric Corp. (m)	79
11	Yokogawa Electric Corp. (m)	128

		106,880

	Luxembourg — 0.6%
56	ArcelorMittal (m)	833
2	Millicom International Cellular S.A., SDR (m)	184
19	SES S.A. FDR (m)	521
96	Tenaris S.A. (m)	1,804

		3,342

	Mexico — 0.8%
105	Alfa S.A.B. de C.V., Class A (m)	194
1,059	America Movil S.A.B. de C.V., Series L, (m)	1,344
300	Cemex S.A.B. de C.V. (a) (m)	272
66	Fomento Economico Mexicano S.A.B. de C.V. (m)	597
4	Fresnillo plc (m)	109
80	Grupo Bimbo S.A.B. de C.V., Series A, (m)	186
18	Grupo Carso S.A.B. de C.V., Series A1, (m)	64
132	Grupo Mexico S.A.B. de C.V., Series B, (m)	425
25	Grupo Modelo S.A.B. de C.V., Series C, (m)	219
83	Grupo Televisa S.A.B. (m)	375
82	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	199
18	Minera Frisco S.A.B. de C.V., Class A1 (a) (m)	70
159	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	469

		4,523

	Netherlands — 4.1%
117	Aegon N.V. (m)	656
16	Akzo Nobel N.V. (m)	874

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — Continued
29	ASML Holding N.V. (m)	1,579
4	Corio N.V. (m)	191
40	D.E Master Blenders 1753 N.V. (a) (m)	491
10	Delta Lloyd N.V. (m)	164
25	European Aeronautic Defence and Space Co., N.V. (m)	885
5	Fugro N.V., CVA, CVA (m)	328
5	Gemalto N.V. (m)	425
7	Heineken Holding N.V. (m)	347
16	Heineken N.V. (m)	969
262	ING Groep N.V., CVA (a) (m)	2,327
72	Koninklijke Ahold N.V. (m)	917
5	Koninklijke Boskalis Westminster N.V. (m)	190
10	Koninklijke DSM N.V. (m)	538
69	Koninklijke KPN N.V. (m)	438
71	Koninklijke Philips Electronics N.V. (m)	1,778
5	Koninklijke Vopak N.V. (m)	330
20	QIAGEN N.V. (a) (m)	353
8	Randstad Holding N.V. (m)	269
47	Reed Elsevier N.V. (m)	637
74	Royal Dutch Shell plc, Class A (m)	2,546
53	Royal Dutch Shell plc, Class B (m)	1,875
12	SBM Offshore N.V. (a) (m)	157
22	TNT Express N.V. (m)	228
111	Unilever N.V., CVA (m)	4,087
21	Wolters Kluwer N.V. (m)	403

		23,982

	New Zealand — 0.6%
236	Auckland International Airport Ltd. (m)	520
94	Contact Energy Ltd. (a) (m)	426
173	Fletcher Building Ltd. (m)	1,003
147	SKYCITY Entertainment Group Ltd. (m)	468
482	Telecom Corp. of New Zealand Ltd. (m)	953

		3,370

	Norway — 1.6%
17	Aker Solutions ASA (m)	329
99	DnB ASA (m)	1,239
21	Gjensidige Forsikring ASA (m)	303
93	Norsk Hydro ASA (m)	420
79	Orkla ASA (m)	622
36	Seadrill Ltd. (m)	1,447
113	Statoil ASA (m)	2,777
73	Telenor ASA (m)	1,442
19	Yara International ASA (m)	896

		9,475

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Philippines — 0.8%
40	Ayala Corp. (m)	424
1,041	Ayala Land, Inc. (m)	595
226	Bank of the Philippine Islands (m)	444
133	BDO Unibank, Inc. (a) (m)	206
6	Globe Telecom, Inc. (m)	165
110	Jollibee Foods Corp. (m)	282
70	Manila Electric Co. (m)	476
64	Metropolitan Bank & Trust Co. (m)	147
9	Philippine Long Distance Telephone Co. (m)	558
39	SM Investments Corp. (m)	762
1,538	SM Prime Holdings, Inc. (m)	541

		4,600

	Portugal — 0.9%
584	Banco Espirito Santo S.A. (a) (m)	569
552	EDP - Energias de Portugal S.A. (m)	1,500
67	Galp Energia SGPS S.A., Class B (m)	1,067
64	Jeronimo Martins SGPS S.A. (m)	1,112
183	Portugal Telecom SGPS S.A. (m)	920

		5,168

	Singapore — 0.9%
52	Ascendas Real Estate Investment Trust (m)	100
70	CapitaLand Ltd. (m)	186
64	CapitaMall Trust (m)	110
35	CapitaMalls Asia Ltd. (m)	53
13	City Developments Ltd. (m)	122
54	ComfortDelgro Corp., Ltd. (m)	75
31	Cosco Corp. Singapore Ltd. (m)	22
50	DBS Group Holdings Ltd. (m)	567
25	Fraser and Neave Ltd. (m)	187
170	Genting Singapore plc (m)	185
54	Global Logistic Properties Ltd. (m)	113
177	Golden Agri-Resources Ltd. (m)	91
141	Hutchison Port Holdings Trust, Class U (m)	110
3	Jardine Cycle & Carriage Ltd. (m)	125
39	Keppel Corp., Ltd. (m)	342
21	Keppel Land Ltd. (m)	58
28	Neptune Orient Lines Ltd. (a) (m)	26
43	Olam International Ltd. (m)	69
71	Oversea-Chinese Banking Corp., Ltd. (m)	530
26	SembCorp Industries Ltd. (m)	115
22	SembCorp Marine Ltd. (m)	85
15	Singapore Airlines Ltd. (m)	131
24	Singapore Exchange Ltd. (m)	132
45	Singapore Press Holdings Ltd. (m)	150

SHARES		SECURITY DESCRIPTION	VALUE($)

		Singapore — Continued
40		Singapore Technologies Engineering Ltd. (m)	115
217		Singapore Telecommunications Ltd. (m)	570
15		StarHub Ltd. (m)	45
35		United Overseas Bank Ltd. (m)	519
13		UOL Group Ltd. (m)	59
53		Wilmar International Ltd. (m)	134

			5,126

		South Africa — 0.7%
8		ABSA Group Ltd. (m)	120
1		Anglo American Platinum Ltd. (m)	41
5		AngloGold Ashanti Ltd. (m)	185
8		Bidvest Group Ltd. (m)	181
85		FirstRand Ltd. (m)	282
17		Gold Fields Ltd. (m)	210
13		Impala Platinum Holdings Ltd. (m)	233
35		MTN Group Ltd. (m)	636
9		Naspers Ltd., Class N (m)	588
35		PPC Ltd. (m)	117
56		Sanlam Ltd. (m)	249
13		Sasol Ltd. (m)	535
11		Shoprite Holdings Ltd. (m)	222
23		Standard Bank Group Ltd. (m)	288
35		Steinhoff International Holdings Ltd. (a) (m)	118
5		Tiger Brands Ltd. (m)	156

			4,161

		South Korea — 0.7%
2		Daelim Industrial Co., Ltd. (m)	124
6		Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	123
—	(h)	E-Mart Co., Ltd. (m)	105
1		Hyundai Mobis (m)	366
1		Hyundai Motor Co. (m)	240
3		KB Financial Group, Inc. (m)	113
1		LG Chem Ltd. (m)	347
4		LG Electronics, Inc. (m)	253
1		POSCO (m)	409
1		Samsung Electronics Co., Ltd. (m)	1,360
2		Samsung Fire & Marine Insurance Co., Ltd. (m)	328
5		Shinhan Financial Group Co., Ltd. (m)	185
—	(h)	Shinsegae Co., Ltd. (m)	30
8		SK Hynix, Inc. (a) (m)	171
1		SK Innovation Co., Ltd. (m)	97
1		SK Telecom Co., Ltd. (m)	94

			4,345

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Spain — 5.7%
41	Abertis Infraestructuras S.A. (m)	613
2	Acciona S.A. (m)	141
11	Acerinox S.A. (m)	117
16	ACS Actividades de Construccion y Servicios S.A. (m)	334
34	Amadeus IT Holding S.A., Class A (m)	854
591	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,939
311	Banco de Sabadell S.A. (a) (m)	759
147	Banco Popular Espanol S.A. (m)	230
1,081	Banco Santander S.A. (m)	8,142
110	Bankia S.A. (a) (m)	166
90	CaixaBank (m)	343
67	Distribuidora Internacional de Alimentacion S.A. (m)	403
19	Enagas S.A. (m)	387
44	Ferrovial S.A. (m)	625
39	Gas Natural SDG S.A. (m)	599
17	Grifols S.A. (a) (m)	576
427	Iberdrola S.A. (m)	2,209
24	Inditex S.A. (m)	3,061
85	Mapfre S.A. (m)	237
12	Red Electrica Corp. S.A. (m)	552
90	Repsol S.A. (m)	1,794
443	Telefonica S.A. (m)	5,846
17	Zardoya Otis S.A. (m)	211

		33,138

	Sweden — 1.8%
11	Alfa Laval AB (m)	199
11	Assa Abloy AB, Class B (m)	383
23	Atlas Copco AB, Class A (m)	561
13	Atlas Copco AB, Class B (m)	290
9	Boliden AB (m)	155
8	Electrolux AB, Series B (m)	209
12	Elekta AB, Class B (m)	173
7	Getinge AB, Class B (m)	203
32	Hennes & Mauritz AB, Class B (m)	1,099
8	Hexagon AB, Class B (m)	185
2	Holmen AB, Class B (m)	50
12	Husqvarna AB, Class B (m)	67
3	Industrivarden AB, Class C (m)	41
7	Investment AB Kinnevik, Class B (m)	131
16	Investor AB, Class B (m)	348
7	Lundin Petroleum AB (a) (m)	178
2	Modern Times Group AB, Class B (m)	53
89	Nordea Bank AB (m)	811

SHARES		SECURITY DESCRIPTION	VALUE($)

		Sweden — Continued
6		Ratos AB, Class B (m)	55
35		Sandvik AB (m)	481
11		Scania AB, Class B (m)	204
9		Securitas AB, Class B (m)	64
48		Skandinaviska Enskilda Banken AB, Class A (m)	401
13		Skanska AB, Class B (m)	198
13		SKF AB, Class B (m)	304
5		SSAB AB, Class A (m)	32
20		Svenska Cellulosa AB, Class B (m)	388
17		Svenska Handelsbanken AB, Class A (m)	584
28		Swedbank AB, Class A (m)	525
7		Swedish Match AB (m)	233
11		Tele2 AB, Class B (m)	176
102		Telefonaktiebolaget LM Ericsson, Class B (m)	908
73		TeliaSonera AB (m)	480
47		Volvo AB, Class B (m)	632

			10,801

		Switzerland — 2.7%
35		ABB Ltd. (a) (m)	630
2		Actelion Ltd. (a) (m)	77
2		Adecco S.A. (a) (m)	113
1		Aryzta AG (a) (m)	57
1		Baloise Holding AG (m)	61
—	(h)	Banque Cantonale Vaudoise (m)	31
—	(h)	Barry Callebaut AG (a) (m)	29
8		Cie Financiere Richemont S.A., Class A (m)	549
20		Credit Suisse Group AG (a) (m)	455
3		GAM Holding AG (a) (m)	39
1		Geberit AG (a) (m)	114
—	(h)	Givaudan S.A. (a) (m)	144
75		Glencore International plc (m)	415
4		Holcim Ltd. (a) (m)	252
4		Julius Baer Group Ltd. (a) (m)	129
1		Kuehne & Nagel International AG (m)	110
—	(h)	Lindt & Spruengli AG (a) (m)	114
1		Lonza Group AG (a) (m)	52
52		Nestle S.A. (m)	3,324
37		Novartis AG (m)	2,203
—	(h)	Pargesa Holdings S.A. (m)	27
—	(h)	Partners Group Holding AG (m)	49
11		Roche Holding AG (m)	2,150
1		Schindler Holding AG (m)	134
—	(h)	SGS S.A. (m)	172
—	(h)	Sika AG (m)	67
1		Sonova Holding AG (a) (m)	78

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Switzerland — Continued
37		STMicroelectronics N.V. (m)	218
—	(h)	Straumann Holding AG (m)	11
—	(h)	Sulzer AG (m)	64
1		Swatch Group AG (The) (m)	253
—	(h)	Swiss Life Holding AG (a) (m)	57
1		Swiss Prime Site AG (a) (m)	77
6		Swiss Re AG (a) (m)	395
—	(h)	Swisscom AG (m)	141
2		Syngenta AG (m)	586
6		Transocean Ltd. (m)	253
58		UBS AG (a) (m)	865
6		Wolseley plc (m)	255
42		Xstrata plc (m)	662
2		Zurich Insurance Group AG (a) (m)	573

			15,985

		Taiwan — 0.7%
27		Asustek Computer, Inc. (m)	284
150		Cathay Financial Holding Co., Ltd. (m)	150
396		China Steel Corp. (m)	340
183		Chinatrust Financial Holding Co., Ltd. (m)	101
22		Chunghwa Telecom Co., Ltd. (m)	69
168		Far Eastern New Century Corp. (m)	173
78		Formosa Plastics Corp. (m)	212
197		Hon Hai Precision Industry Co., Ltd. (m)	597
6		HTC Corp. (m)	44
25		MediaTek, Inc. (m)	278
65		Nan Ya Plastics Corp. (m)	115
105		Pegatron Corp. (a) (m)	132
103		Quanta Computer, Inc. (m)	235
557		Taishin Financial Holding Co., Ltd. (m)	199
91		Taiwan Cement Corp. (m)	117
63		Taiwan Mobile Co., Ltd. (m)	220
333		Taiwan Semiconductor Manufacturing Co., Ltd. (m)	1,016
195		United Microelectronics Corp. (m)	72

			4,354

		Thailand — 0.7%
52		Advanced Info Service PCL (m)	337
58		Bangkok Bank PCL (m)	342
12		Banpu PCL (m)	156
197		Charoen Pokphand Foods PCL (m)	226
109		Kasikornbank PCL (m)	639
279		Krung Thai Bank PCL (m)	164
93		PTT Exploration & Production PCL (m)	504
97		PTT Global Chemical PCL (m)	192

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thailand — Continued
54	PTT PCL (m)	557
34	Siam Cement PCL (m)	459
124	Siam Commercial Bank PCL (m)	646
35	Thai Oil PCL (m)	76

		4,298

	Turkey — 0.8%
122	Akbank TAS (m)	591
20	Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	301
8	BIM Birlesik Magazalar A.S. (m)	388
111	Eregli Demir ve Celik Fabrikalari TAS (m)	132
69	Haci Omer Sabanci Holding A.S. (m)	363
49	KOC Holding A.S. (m)	231
15	Tupras Turkiye Petrol Rafinerileri A.S. (m)	365
76	Turkcell Iletisim Hizmet A.S. (a) (m)	462
185	Turkiye Garanti Bankasi A.S. (m)	885
39	Turkiye Halk Bankasi A.S. (m)	341
145	Turkiye Is Bankasi, Class C (m)	494
110	Yapi ve Kredi Bankasi A.S. (a) (m)	282

		4,835

	United Kingdom — 7.2%
20	3i Group plc (m)	71
17	Aberdeen Asset Management plc (m)	87
4	Admiral Group plc (m)	78
5	Aggreko plc (m)	190
7	AMEC plc (m)	113
28	Anglo American plc (m)	856
8	Antofagasta plc (m)	163
28	ARM Holdings plc (m)	302
7	Associated British Foods plc (m)	162
25	AstraZeneca plc (m)	1,177
59	Aviva plc (m)	318
7	Babcock International Group plc (m)	112
64	BAE Systems plc (m)	321
12	Balfour Beatty plc (m)	60
232	Barclays plc (m)	859
68	BG Group plc (m)	1,263
42	BHP Billiton plc (m)	1,357
382	BP plc (m)	2,725
39	British American Tobacco plc (m)	1,948
17	British Land Co. plc (m)	147
22	British Sky Broadcasting Group plc (m)	255
155	BT Group plc (m)	532
7	Bunzl plc (m)	109
9	Burberry Group plc (m)	169
13	Capita plc (m)	156

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
12	Capital Shopping Centres Group plc (m)	64
4	Carnival plc (m)	146
103	Centrica plc (m)	539
21	Cobham plc (m)	72
37	Compass Group plc (m)	407
3	Croda International plc (m)	95
50	Diageo plc (m)	1,439
5	Eurasian Natural Resources Corp. plc (m)	27
8	Evraz plc (m)	29
28	G4S plc (m)	119
31	GKN plc (m)	105
101	GlaxoSmithKline plc (m)	2,256
14	Hammerson plc (m)	108
364	HSBC Holdings plc (m)	3,591
12	ICAP plc (m)	63
6	IMI plc (m)	97
20	Imperial Tobacco Group plc (m)	752
9	Inmarsat plc (m)	87
6	InterContinental Hotels Group plc (m)	137
102	International Consolidated Airlines Group S.A. (a) (m)	268
3	Intertek Group plc (m)	148
17	Invensys plc (m)	62
10	Investec plc (m)	60
73	ITV plc (m)	102
25	J Sainsbury plc (m)	141
4	Johnson Matthey plc (m)	152
4	Kazakhmys plc (m)	49
48	Kingfisher plc (m)	226
16	Land Securities Group plc (m)	207
120	Legal & General Group plc (m)	259
835	Lloyds Banking Group plc (a) (m)	550
4	London Stock Exchange Group plc (m)	60
3	Lonmin plc (m)	28
38	Man Group plc (m)	48
33	Marks & Spencer Group plc (m)	209
15	Meggitt plc (m)	96
25	Melrose plc (m)	96
71	National Grid plc (m)	814
3	Next plc (m)	195
99	Old Mutual plc (m)	276
16	Pearson plc (m)	321
5	Petrofac Ltd. (m)	135
51	Prudential plc (m)	698
2	Randgold Resources Ltd. (m)	213
13	Reckitt Benckiser Group plc (m)	787

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
25	Reed Elsevier plc (m)	243
27	Resolution Ltd. (m)	96
18	Rexam plc (m)	127
27	Rio Tinto plc (m)	1,341
37	Rolls-Royce Holdings plc (a) (m)	514
42	Royal Bank of Scotland Group plc (a) (m)	189
72	RSA Insurance Group plc (m)	130
19	SABMiller plc (m)	820
26	Sage Group plc (The) (m)	130
2	Schroders plc (m)	56
15	Segro plc (m)	58
10	Serco Group plc (m)	89
5	Severn Trent plc (m)	124
18	Smith & Nephew plc (m)	193
8	Smiths Group plc (m)	136
19	SSE plc (m)	436
48	Standard Chartered plc (m)	1,133
48	Standard Life plc (m)	227
29	Subsea 7 S.A. (m)	629
9	Tate & Lyle plc (m)	108
161	Tesco plc (m)	831
8	TUI Travel plc (m)	34
18	Tullow Oil plc (m)	419
26	Unilever plc (m)	960
14	United Utilities Group plc (m)	152
2	Vedanta Resources plc (m)	43
990	Vodafone Group plc (m)	2,690
4	Weir Group plc (The) (m)	120
4	Whitbread plc (m)	136
48	WM Morrison Supermarkets plc (m)	207

		42,234

	United States — 0.0% (g)
5	Sims Metal Management Ltd. (m)	52

	Total Common Stocks (Cost $365,613)	564,626

Investment Companies — 0.8%
	United States — 0.8%
56	iShares MSCI EAFE Index Fund (m)	3,010
32	iShares MSCI Germany Index Fund (m)	741
22	iShares MSCI Pacific ex-Japan Index Fund (m)	1,024

	Total Investment Companies (Cost $4,764)	4,775

Preferred Stocks — 1.7%
	Brazil — 0.5%
27	Banco Bradesco S.A. (m)	423

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — Continued
	Brazil — Continued
8	Cia de Bebidas das Americas (m)	332
7	Cia Energetica de Minas Gerais (m)	84
67	Itau Unibanco Holding S.A. (m)	981
54	Petroleo Brasileiro S.A. (m)	552
37	Vale S.A., Class A (m)	667

		3,039

	Chile — 0.1%
7	Sociedad Quimica y Minera de Chile S.A., Class B (m)	424

	Germany — 0.9%
5	Bayerische Motoren Werke AG (m)	251
15	Henkel AG & Co. KGaA (m)	1,215
13	Porsche Automobil Holding SE (m)	866
8	ProSiebenSat.1 Media AG (m)	217
4	RWE AG (m)	145
12	Volkswagen AG (m)	2,542

		5,236

	Italy — 0.2%
1,233	Telecom Italia S.p.A. (m)	987

	United Kingdom — 0.0% (g)
2,824	Rolls-Royce Holdings plc (a) (m)	5

	Total Preferred Stocks (Cost $4,126)	9,691

Short-Term Investment — 0.6%
	Investment Company — 0.6%
3,425	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $3,425)	3,425

	Total Investments — 99.5% (Cost $377,928)	582,517
	Other Assets in Excess of Liabilities — 0.5%	2,876

	NET ASSETS — 100.0%	$585,393

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	13.3%
Oil, Gas & Consumable Fuels	7.8
Pharmaceuticals	6.3
Insurance	4.5
Chemicals	4.2
Diversified Telecommunication Services	4.1
Automobiles	4.0
Metals & Mining	3.7
Beverages	3.3
Electric Utilities	2.7
Machinery	2.7
Food Products	2.7
Industrial Conglomerates	2.1
Food & Staples Retailing	2.1
Wireless Telecommunication Services	2.0
Multi-Utilities	1.6
Energy Equipment & Services	1.5
Real Estate Management & Development	1.5
Capital Markets	1.3
Diversified Financial Services	1.3
Software	1.3
Media	1.2
Textiles, Apparel & Luxury Goods	1.2
Semiconductors & Semiconductor Equipment	1.1
Real Estate Investment Trusts (REITs)	1.1
Electrical Equipment	1.1
Trading Companies & Distributors	1.1
Electronic Equipment, Instruments & Components	1.1
Specialty Retail	1.0
Construction Materials	1.0
Auto Components	1.0
Hotels, Restaurants & Leisure	1.0
Others (each less than 1.0%)	13.5
Short-Term Investment	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	TOPIX Index	12/13/12	$1,299	$19
94	Euro STOXX 50	12/21/12	3,051	(5)
7	FTSE 100 Index	12/21/12	651	(8)

				$6

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.3%
	Australia — 2.4%
478	Australia & New Zealand Banking Group Ltd. (m)	12,598
1,720	Goodman Group (m)	7,897

		20,495

	Belgium — 1.3%
88	Solvay S.A. (m)	10,640

	Canada — 1.4%
510	First Quantum Minerals Ltd. (m)	11,459

	China — 2.4%
1,863	China Shenhua Energy Co., Ltd., Class H (m)	7,894
2,992	CNOOC Ltd. (m)	6,158
1,602	Sands China Ltd. (m)	5,988

		20,040

	Denmark — 0.5%
46	Carlsberg A/S, Class B (m)	3,941

	Finland — 1.0%
265	Ruukki Group OYJ (a) (m)	171
649	Stora Enso OYJ, Class R (m)	4,108
404	UPM-Kymmene OYJ (m)	4,342

		8,621

	France — 6.5%
186	Cie de St-Gobain (m)	6,542
283	GDF Suez (m)	6,504
131	Sanofi (m)	11,523
207	Schneider Electric S.A. (m)	12,970
168	Sodexo (m)	12,907
383	Suez Environnement Co. (m)	4,070

		54,516

	Germany — 7.5%
92	Allianz SE (m)	11,402
128	BASF SE (m)	10,627
171	Bayer AG (m)	14,927
62	Continental AG (m)	6,208
198	Deutsche Boerse AG (m)	10,710
380	E.ON AG (m)	8,645

		62,519

	Hong Kong — 3.3%
4,212	Belle International Holdings Ltd. (m)	7,811
3,870	China Overseas Land & Investment Ltd. (m)	10,077
1,037	Hutchison Whampoa Ltd. (m)	10,159

		28,047

	Indonesia — 0.8%
13,542	Perusahaan Gas Negara Persero Tbk PT (m)	6,531

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 2.4%
651	Experian plc (m)	11,255
301	Shire plc (m)	8,452

		19,707

	Israel — 0.7%
141	Teva Pharmaceutical Industries Ltd., ADR (m)	5,714

	Japan — 17.3%
286	Canon, Inc. (m)	9,285
5	Dai-ichi Life Insurance Co., Ltd. (The) (m)	5,547
1,880	Fujitsu Ltd. (m)	7,233
2,169	Hitachi Ltd. (m)	11,503
321	Honda Motor Co., Ltd. (m)	9,638
147	Japan Airlines Co., Ltd. (a) (m)	7,002
491	Japan Tobacco, Inc. (m)	13,575
282	Komatsu Ltd. (m)	5,915
1,068	Marubeni Corp. (m)	6,921
1,442	Mitsubishi Electric Corp. (m)	10,779
466	Mitsubishi Estate Co., Ltd. (m)	9,222
2,581	Mitsubishi UFJ Financial Group, Inc. (m)	11,677
487	Mitsui & Co., Ltd. (m)	6,857
1,265	Nissan Motor Co., Ltd. (m)	10,582
47	Nitori Holdings Co., Ltd. (m)	3,842
341	Sumitomo Mitsui Financial Group, Inc. (m)	10,420
272	Yamato Holdings Co., Ltd. (m)	4,147

		144,145

	Netherlands — 7.1%
223	ASML Holding N.V. (m)	12,250
792	Royal Dutch Shell plc, Class A (m)	27,150
551	Unilever N.V., CVA (m)	20,250

		59,650

	New Zealand — 0.5%
2,119	Telecom Corp. of New Zealand Ltd. (m)	4,189

	South Korea — 2.0%
23	LG Chem Ltd. (m)	6,473
8	Samsung Electronics Co., Ltd. (m)	9,957

		16,430

	Spain — 0.7%
45	Inditex S.A. (m)	5,735

	Sweden — 2.8%
230	Electrolux AB (m)	5,902
499	Swedbank AB, Class A (m)	9,260
915	Telefonaktiebolaget LM Ericsson, Class B (m)	8,104

		23,266

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Switzerland — 7.2%
174	Cie Financiere Richemont S.A., Class A (m)	11,269
418	Credit Suisse Group AG (a) (m)	9,725
247	Nestle S.A. (m)	15,712
71	Roche Holding AG (m)	13,765
140	Swiss Re AG (a) (m)	9,675

		60,146

	Taiwan — 1.0%
1,421	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	8,656

	United Kingdom — 25.5%
808	BG Group plc (m)	14,999
354	British American Tobacco plc (m)	17,546
1,961	BT Group plc (m)	6,739
1,555	Centrica plc (m)	8,139
839	GlaxoSmithKline plc (m)	18,791
2,542	HSBC Holdings plc (m)	25,062
556	InterContinental Hotels Group plc (m)	13,746
1,825	Kingfisher plc (m)	8,546
533	Pearson plc (m)	10,719
236	Petrofac Ltd. (m)	6,119
862	Prudential plc (m)	11,835
431	Rio Tinto plc (m)	21,512
252	SABMiller plc (m)	10,823

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
396	Standard Chartered plc (m)	9,380
415	Tullow Oil plc (m)	9,437
7,158	Vodafone Group plc (m)	19,438

		212,831

	Total Common Stocks (Cost $751,611)	787,278

Preferred Stocks — 2.5%
	Germany — 2.5%
111	Henkel AG & Co. KGaA (m)	8,900
58	Volkswagen AG (m)	12,113

	Total Preferred Stocks (Cost $14,587)	21,013

Short-Term Investment — 2.4%
	Investment Company — 2.4%
20,262	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $20,262)	20,262

	Total Investments — 99.2% (Cost $786,460)	828,553
	Other Assets in Excess of Liabilities — 0.8%	6,632

	NET ASSETS — 100.0%	$835,185

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	9.5%
Pharmaceuticals	8.8
Oil, Gas & Consumable Fuels	7.9
Insurance	4.6
Food Products	4.3
Metals & Mining	4.0
Hotels, Restaurants & Leisure	3.9
Automobiles	3.9
Tobacco	3.8
Chemicals	3.3
Multi-Utilities	3.3
Specialty Retail	3.1
Electrical Equipment	2.9
Semiconductors & Semiconductor Equipment	2.7
Electronic Equipment, Instruments & Components	2.4
Wireless Telecommunication Services	2.3
Real Estate Management & Development	2.3

INDUSTRY	PERCENTAGE
Beverages	1.8
Trading Companies & Distributors	1.7
Textiles, Apparel & Luxury Goods	1.4
Professional Services	1.4
Diversified Telecommunication Services	1.3
Media	1.3
Diversified Financial Services	1.3
Industrial Conglomerates	1.2
Capital Markets	1.2
Office Electronics	1.1
Household Products	1.1
Paper & Forest Products	1.0
Communications Equipment	1.0
Real Estate Investment Trusts (REITs)	1.0
Others (each less than 1.0%)	6.8
Short-Term Investment	2.4

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
155	Dow Jones Euro STOXX 50 Index	12/21/12	$5,030	$(22)
52	FTSE 100 Index	12/21/12	4,837	(18)

				$(40)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,545,197	EUR
1,933,406	for CAD	Credit Suisse International	11/07/12	$1,936	#	$2,003	#	$67
1,244,740	EUR
981,543	for GBP	Barclays Bank plc	11/07/12	1,583	#	1,613	#	30
1,178,576	EUR
922,928	for GBP	Credit Suisse International	11/07/12	1,490	#	1,528	#	38
1,291,005	EUR
1,048,567	for GBP	Westpac Banking Corp.	11/07/12	1,692	#	1,673	#	(19)
3,351,456	EUR
33,912,158	for HKD	Barclays Bank plc	11/07/12	4,376	#	4,344	#	(32)
1,520,474	EUR
150,304,481	for JPY	Credit Suisse International	11/07/12	1,883	#	1,971	#	88
1,439,526	EUR
148,090,633	for JPY	Westpac Banking Corp.	11/07/12	1,855	#	1,866	#	11

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
954,699	GBP
1,493,730	for CAD	Barclays Bank plc	11/07/12	$1,496	#	$1,541	#	$45
2,560,861	GBP
31,992,602	for HKD	Westpac Banking Corp.	11/07/12	4,127	#	4,132	#	5
140,040,606	JPY
1,375,907	for EUR	Westpac Banking Corp.	11/07/12	1,783	#	1,754	#	(29)
122,306,706	JPY
972,587	for GBP	BNP Paribas	11/07/12	1,569	#	1,532	#	(37)
293,087,418	JPY
28,793,341	for HKD	Credit Suisse International	11/07/12	3,716	#	3,672	#	(44)
13,439,612	SEK
1,275,431	for GBP	Westpac Banking Corp.	11/07/12	2,058	#	2,026	#	(32)
		Australia and New Zealand Banking
3,249,658	AUD	Group Limited	11/07/12	3,316		3,372		56
2,122,191	AUD	Barclays Bank plc	11/07/12	2,225		2,202		(23)
47,484,330	AUD	Citibank, N.A.	11/07/12	49,578		49,271		(307)
3,428,500	AUD	Royal Bank of Scotland	11/07/12	3,528		3,558		30
2,612,000	AUD	State Street Corp.	11/07/12	2,693		2,710		17
		Australia and New Zealand Banking
2,546,801	CHF	Group Limited	11/07/12	2,744		2,735		(9)
2,224,269	CHF	Barclays Bank plc	11/07/12	2,296		2,388		92
24,107,589	CHF	TD Bank Financial Group	11/07/12	24,667		25,888		1,221
29,609,493	DKK	State Street Corp.	11/07/12	5,180		5,145		(35)
31,547,410	DKK	Credit Suisse International	02/07/13	5,465		5,492		27
		Australia and New Zealand Banking
1,598,357	EUR	Group Limited	11/07/12	2,087		2,072		(15)
4,321,016	EUR	BNP Paribas	11/07/12	5,404		5,601		197
2,937,351	EUR	Credit Suisse International	11/07/12	3,835		3,807		(28)
1,229,194	EUR	Goldman Sachs International	11/07/12	1,546		1,593		47
6,216,294	EUR	HSBC Bank, N.A.	11/07/12	7,861		8,058		197
1,820,331	EUR	Royal Bank of Scotland	11/07/12	2,361		2,360		(1)
5,330,000	EUR	State Street Corp.	11/07/12	6,891		6,909		18
11,594,996	EUR	Union Bank of Switzerland AG	11/07/12	14,769		15,029		260
2,255,238	EUR	Barclays Bank plc	02/07/13	2,932		2,926		(6)
1,050,000	GBP	BNP Paribas	11/07/12	1,692		1,695		3
710,991	GBP	Credit Suisse International	11/07/12	1,127		1,147		20
2,527,222	GBP	Goldman Sachs International	11/07/12	4,053		4,078		25
674,936	GBP	Royal Bank of Scotland	11/07/12	1,080		1,089		9
3,019,797	GBP	Union Bank of Switzerland AG	11/07/12	4,892		4,873		(19)
692,146	GBP	Westpac Banking Corp.	11/07/12	1,127		1,117		(10)
1,035,738	GBP	Union Bank of Switzerland AG	02/07/13	1,661		1,671		10
382,063,499	JPY	Barclays Bank plc	11/07/12	4,899		4,786		(113)
121,169,788	JPY	Goldman Sachs International	11/07/12	1,547		1,518		(29)
492,738,107	JPY	Royal Bank of Canada	11/07/12	6,275		6,173		(102)
933,409,810	JPY	TD Bank Financial Group	11/07/12	11,950		11,693		(257)
125,722,531	JPY	Union Bank of Switzerland AG	11/07/12	1,607		1,575		(32)
132,543,565	JPY	Credit Suisse International	02/07/13	1,667		1,662		(5)
39,518,053	NOK	TD Bank Financial Group	11/07/12	6,537		6,930		393
60,853,498	SEK	Union Bank of Switzerland AG	11/07/12	8,925		9,173		248

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,942,003	SGD	State Street Corp.	11/07/12	$1,549	$1,592	$43
16,621,860	SGD	Union Bank of Switzerland AG	11/07/12	13,322	13,627	305
				$252,852	$255,170	$2,318

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
470,246	AUD	Barclays Bank plc	11/07/12	$492	$488	$4
3,994,943	AUD	Credit Suisse International	11/07/12	4,105	4,145	(40)
1,003,453	AUD	Union Bank of Switzerland AG	11/07/12	1,022	1,041	(19)
6,507,772	CAD	Citibank, N.A.	11/07/12	6,488	6,516	(28)
2,745,000	CHF	BNP Paribas	11/07/12	2,945	2,948	(3)
3,109,000	CHF	Credit Suisse International	11/07/12	3,312	3,338	(26)
1,268,199	CHF	Royal Bank of Canada	11/07/12	1,328	1,362	(34)
5,135,775	CHF	Royal Bank of Scotland	11/07/12	5,457	5,515	(58)
3,158,853	CHF	State Street Corp.	11/07/12	3,394	3,392	2
1,481,400	CHF	Credit Suisse International	02/07/13	1,583	1,594	(11)
2,090,610	DKK	Royal Bank of Scotland	11/07/12	346	364	(18)
1,246,927	EUR	BNP Paribas	11/07/12	1,613	1,616	(3)
3,846,077	EUR	Citibank, N.A.	11/07/12	4,994	4,986	8
2,326,566	EUR	Goldman Sachs International	11/07/12	3,005	3,016	(11)
1,609,397	EUR	Royal Bank of Canada	11/07/12	2,022	2,086	(64)
4,620,331	EUR	Royal Bank of Scotland	11/07/12	5,680	5,989	(309)
961,530	EUR	State Street Corp.	11/07/12	1,242	1,246	(4)
30,897,273	EUR	Union Bank of Switzerland AG	11/07/12	37,956	40,049	(2,093)
2,836,550	EUR	Credit Suisse International	02/07/13	3,662	3,681	(19)
28,754,081	GBP	Barclays Bank plc	11/07/12	44,687	46,400	(1,713)
3,100,000	GBP	BNP Paribas	11/07/12	4,979	5,003	(24)
3,863,331	GBP	Royal Bank of Scotland	11/07/12	6,022	6,234	(212)
1,518,830	GBP	Union Bank of Switzerland AG	11/07/12	2,411	2,451	(40)
2,424,137	GBP	Westpac Banking Corp.	11/07/12	3,940	3,912	28
8,267,236	HKD	Barclays Bank plc	11/07/12	1,066	1,067	(1)
15,341,000	HKD	Royal Bank of Canada	11/07/12	1,978	1,979	(1)
31,944,895	HKD	Union Bank of Switzerland AG	11/07/12	4,120	4,122	(2)
11,388,500	HKD	Westpac Banking Corp.	11/07/12	1,469	1,469	— (h)
285,762,867	JPY	Barclays Bank plc	11/07/12	3,657	3,580	77
151,442,988	JPY	Goldman Sachs International	11/07/12	1,948	1,897	51
347,385,000	JPY	Royal Bank of Scotland	11/07/12	4,474	4,352	122
769,250,000	JPY	State Street Corp.	11/07/12	9,633	9,636	(3)
322,469,060	JPY	TD Bank Financial Group	11/07/12	4,103	4,039	64
634,871,396	JPY	Westpac Banking Corp.	11/07/12	8,102	7,954	148
1,327,350	NZD	Barclays Bank plc	11/07/12	1,070	1,091	(21)
3,211,474	NZD	Union Bank of Switzerland AG	11/07/12	2,591	2,640	(49)
13,193,843	SEK	Royal Bank of Canada	11/07/12	1,979	1,989	(10)
27,745,000	SEK	State Street Corp.	11/07/12	4,215	4,182	33
				$203,090	$207,369	$(4,279)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/12 of the currency being sold, and the value at 10/31/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.4%
	Australia — 2.5%
1,891	Australia & New Zealand Banking Group Ltd. (m)	49,880
1,654	Goodman Group (m)	7,594

		57,474

	Belgium — 1.2%
231	Solvay S.A. (m)	27,822

	Canada — 0.7%
754	First Quantum Minerals Ltd. (m)	16,958

	China — 3.3%
33,973	China Construction Bank Corp., Class H (m)	25,468
5,435	China Shenhua Energy Co., Ltd., Class H (m)	23,029
13,122	CNOOC Ltd. (m)	27,005

		75,502

	Finland — 0.9%
949	Ruukki Group OYJ (a) (m)	615
1,791	UPM-Kymmene OYJ (m)	19,225

		19,840

	France — 11.8%
1,122	AXA S.A. (m)	17,877
880	BNP Paribas S.A. (m)	44,400
564	Cie de St-Gobain (m)	19,858
682	GDF Suez (m)	15,654
299	Lafarge S.A. (m)	17,558
423	Renault S.A. (m)	18,972
882	Sanofi (m)	77,446
329	Schneider Electric S.A. (m)	20,576
350	Sodexo (m)	26,952
866	Suez Environnement Co. (m)	9,194

		268,487

	Germany — 7.9%
422	Allianz SE (m)	52,399
311	BASF SE (m)	25,794
486	Bayer AG (m)	42,344
454	Deutsche Boerse AG (m)	24,585
1,459	E.ON AG (m)	33,217

		178,339

	Hong Kong — 3.0%
4,632	China Overseas Land & Investment Ltd. (m)	12,061
3,823	Hutchison Whampoa Ltd. (m)	37,452
10,024	Sino Land Co., Ltd. (m)	17,883

		67,396

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 0.8%
1,034	Experian plc (m)	17,888

	Israel — 1.0%
546	Teva Pharmaceutical Industries Ltd., ADR (m)	22,082

	Italy — 3.7%
2,923	Eni S.p.A. (m)	67,272
9,812	Intesa Sanpaolo S.p.A. (m)	15,806

		83,078

	Japan — 18.7%
673	Asahi Group Holdings Ltd. (m)	15,360
644	Bridgestone Corp. (m)	15,034
743	Canon, Inc. (m)	24,144
173	East Japan Railway Co. (m)	11,901
3,623	Fujitsu Ltd. (m)	13,939
7,177	Hitachi Ltd. (m)	38,061
1,435	Honda Motor Co., Ltd. (m)	43,150
417	Japan Airlines Co., Ltd. (a) (m)	19,840
1,003	Japan Tobacco, Inc. (m)	27,724
1,629	Kirin Holdings Co., Ltd. (m)	20,449
2,104	Marubeni Corp. (m)	13,634
1,186	Mitsui & Co., Ltd. (m)	16,721
573	Nippon Telegraph & Telephone Corp. (m)	26,216
1,431	Nissan Motor Co., Ltd. (m)	11,966
208	ORIX Corp. (m)	21,376
2,417	Sumitomo Corp. (m)	32,949
1,838	Sumitomo Mitsui Financial Group, Inc. (m)	56,149
1,043	Yamato Holdings Co., Ltd. (m)	15,886

		424,499

	Luxembourg — 0.7%
1,036	ArcelorMittal (m)	15,323

	Netherlands — 7.2%
337	ASML Holding N.V. (m)	18,512
528	European Aeronautic Defence and Space Co. N.V. (m)	18,786
2,619	ING Groep N.V., CVA (a) (m)	23,301
2,371	Royal Dutch Shell plc, Class A (m)	81,358
581	Unilever N.V., CVA (m)	21,349

		163,306

	Norway — 1.2%
1,422	Telenor ASA (m)	27,964

	Russia — 0.5%
938	Sberbank of Russia, ADR (m)	11,092

	South Africa — 0.4%
2,364	African Bank Investments Ltd. (m)	8,001

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	South Korea — 1.2%
22	Samsung Electronics Co., Ltd. (m)	26,239

	Spain — 2.4%
1,994	Banco Bilbao Vizcaya Argentaria S.A. (m)	16,662
4,200	Iberdrola S.A. (m)	21,752
837	Repsol S.A. (m)	16,778

		55,192

	Sweden — 3.0%
3,528	Nordea Bank AB (m)	32,072
721	Swedbank AB, Class A (m)	13,400
2,548	Telefonaktiebolaget LM Ericsson, Class B (m)	22,572

		68,044

	Switzerland — 4.3%
1,211	Credit Suisse Group AG (a) (m)	28,173
120	Roche Holding AG (m)	23,171
419	Swiss Re AG (a) (m)	28,964
72	Zurich Insurance Group AG (a) (m)	17,717

		98,025

	United Kingdom — 20.0%
11,476	Barclays plc (m)	42,436
349	British American Tobacco plc (m)	17,333
4,398	Centrica plc (m)	23,024
1,296	GlaxoSmithKline plc (m)	29,035
8,997	HSBC Holdings plc (m)	88,708
1,103	InterContinental Hotels Group plc (m)	27,295
6,568	Kingfisher plc (m)	30,754
1,208	Pearson plc (m)	24,290
2,411	Prudential plc (m)	33,108
704	Rio Tinto plc (m)	35,159
490	SABMiller plc (m)	21,020
29,551	Vodafone Group plc (m)	80,250

		452,412

	Total Common Stocks (Cost $2,010,077)	2,184,963

Preferred Stock — 1.6%
	Germany — 1.6%
181	Volkswagen AG (m) (Cost $22,378)	37,661

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.9%
	Investment Company — 2.9%
65,639	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $65,639)	65,639

	Total Investments — 100.9% (Cost $2,098,094)	2,288,263
	Liabilities in Excess of Other Assets — (0.9)%	(20,841)

	NET ASSETS — 100.0%	$2,267,422

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.3%
Oil, Gas & Consumable Fuels	9.4
Pharmaceuticals	8.5
Insurance	6.6
Automobiles	4.9
Multi-Utilities	3.5
Wireless Telecommunication Services	3.5
Diversified Financial Services	3.4
Metals & Mining	3.0
Trading Companies & Distributors	2.8
Beverages	2.5
Hotels, Restaurants & Leisure	2.4
Diversified Telecommunication Services	2.4
Chemicals	2.3
Tobacco	2.0
Semiconductors & Semiconductor Equipment	2.0
Electronic Equipment, Instruments & Components	1.7
Industrial Conglomerates	1.6
Specialty Retail	1.3
Real Estate Management & Development	1.3
Capital Markets	1.2
Media	1.1
Office Electronics	1.1
Communications Equipment	1.0
Electric Utilities	1.0
Others (each less than 1.0%)	9.3
Short-Term Investment	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
77	TOPIX Index	12/13/12	$7,147	$95
352	Euro STOXX 50	12/21/12	11,425	171
118	FTSE 100 Index	12/21/12	10,976	60

				$326

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
4,257,680	GBP
5,292,554	for EUR	Credit Suisse International	11/27/12	$6,861	#	$6,870	#	$9
14,369,232	GBP
179,499,292	for HKD	Westpac Banking Corp.	11/27/12	23,163	#	23,187	#	24
359,243,005	JPY
3,557,580	for EUR	Societe Generale	11/27/12	4,612	#	4,501	#	(111)
1,019,666,814	JPY
10,354,050	for EUR	Union Bank of Switzerland AG	11/27/12	13,424	#	12,776	#	(648)
426,535,180	JPY
3,428,563	for GBP	Barclays Bank plc	11/27/12	5,532	#	5,344	#	(188)
1,808,730,833	JPY
177,722,071	for HKD	Credit Suisse International	11/27/12	22,933	#	22,662	#	(271)
7,701,193	CHF
5,094,918	for GBP	Credit Suisse International	11/27/12	8,221	#	8,272	#	51
17,560,949	EUR
177,722,071	for HKD	Barclays Bank plc	11/27/12	22,933	#	22,767	#	(166)
12,867,970	EUR
1,272,370,719	for JPY	BNP Paribas	11/27/12	15,941	#	16,682	#	741
144,098,721	AUD	Credit Suisse International	11/27/12	149,599		149,277		(322)
7,840,000	AUD	Westpac Banking Corp.	11/27/12	8,146		8,121		(25)
118,516,811	CHF	Westpac Banking Corp.	11/27/12	124,101		127,308		3,207
14,114,276	DKK	Westpac Banking Corp.	11/27/12	2,383		2,453		70
2,467,451	EUR	Barclays Bank plc	11/27/12	3,100		3,199		99
33,667,022	EUR	Credit Suisse International	11/27/12	43,692		43,647		(45)
4,812,025	EUR	HSBC Bank, N.A.	11/27/12	6,219		6,239		20
6,466,934	EUR	Merrill Lynch International	11/27/12	8,445		8,384		(61)
3,411,267	EUR	Royal Bank of Canada	11/27/12	4,315		4,422		107
2,843,000	GBP	BNP Paribas	11/27/12	4,583		4,588		5
6,531,950	GBP	Citibank, N.A.	11/27/12	10,615		10,540		(75)
20,446,598	GBP	Credit Suisse International	11/27/12	32,389		32,993		604
2,876,760	GBP	Union Bank of Switzerland AG	11/27/12	4,614		4,642		28
6,512,408	GBP	Westpac Banking Corp.	11/27/12	10,522		10,508		(14)
89,140,900	HKD	Westpac Banking Corp.	11/27/12	11,496		11,503		7
337,170,198	JPY	Barclays Bank plc	11/27/12	4,300		4,225		(75)
1,022,687,762	JPY	BNP Paribas	11/27/12	13,044		12,813		(231)
1,615,675,910	JPY	Credit Suisse International	11/27/12	20,687		20,243		(444)

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
742,595,850	JPY	Royal Bank of Canada	11/27/12	$9,499	$9,304	$(195)
450,000,000	JPY	State Street Corp.	11/27/12	5,731	5,638	(93)
750,000,000	JPY	Union Bank of Switzerland AG	11/27/12	9,552	9,397	(155)
563,267,914	JPY	Westpac Banking Corp.	11/27/12	7,187	7,057	(130)
5,906,021	NZD	HSBC Bank, N.A.	11/27/12	4,743	4,849	106
3,967,250	NZD	Morgan Stanley	11/27/12	3,164	3,258	94
63,189,943	SEK	Citibank, N.A.	11/27/12	9,650	9,520	(130)
51,831,415	SGD	Barclays Bank plc	11/27/12	41,580	42,491	911
				$676,976	$679,680	$2,704

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,765,500	AUD	HSBC Bank, N.A.	11/27/12	$1,832	$1,829	$3
11,883,065	CAD	TD Bank Financial Group	11/27/12	11,985	11,892	93
12,572,726	CHF	Citibank, N.A.	11/27/12	13,409	13,505	(96)
24,906,504	CHF	Credit Suisse International	11/27/12	26,626	26,754	(128)
15,005,198	CHF	Westpac Banking Corp.	11/27/12	16,192	16,118	74
63,802,225	EUR	Barclays Bank plc	11/27/12	80,395	82,716	(2,321)
7,112,010	EUR	Citibank, N.A.	11/27/12	9,227	9,221	6
5,275,800	EUR	Deutsche Bank AG	11/27/12	6,836	6,840	(4)
3,525,000	EUR	HSBC Bank, N.A.	11/27/12	4,585	4,570	15
6,248,562	EUR	Royal Bank of Canada	11/27/12	7,992	8,101	(109)
10,759,975	GBP	BNP Paribas	11/27/12	17,438	17,363	75
3,623,566	GBP	Citibank, N.A.	11/27/12	5,771	5,847	(76)
5,500,000	GBP	Goldman Sachs International	11/27/12	8,849	8,875	(26)
73,270,611	GBP	Royal Bank of Scotland	11/27/12	116,257	118,230	(1,973)
66,651,800	HKD	Westpac Banking Corp.	11/27/12	8,602	8,601	1
556,336,814	JPY	Citibank, N.A.	11/27/12	6,972	6,971	1
788,905,606	JPY	Credit Suisse International	11/27/12	10,167	9,884	283
1,366,186,000	JPY	Deutsche Bank AG	11/27/12	17,479	17,117	362
6,337,642,828	JPY	TD Bank Financial Group	11/27/12	80,748	79,405	1,343
670,964,758	JPY	Westpac Banking Corp.	11/27/12	8,564	8,407	157
18,088,500	NOK	Royal Bank of Canada	11/27/12	3,124	3,169	(45)
35,011,219	NOK	TD Bank Financial Group	11/27/12	5,964	6,135	(171)
12,000,000	NOK	Union Bank of Switzerland AG	11/27/12	2,084	2,103	(19)
8,214,500	NZD	TD Bank Financial Group	11/27/12	6,671	6,744	(73)
130,443,074	SEK	HSBC Bank, N.A.	11/27/12	19,631	19,652	(21)
				$497,400	$500,049	$(2,649)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 10/31/12 of the currency being sold, and the value at 10/31/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.0%
	Australia — 5.9%
134	Australia & New Zealand Banking Group Ltd. (m)	3,526
147	BHP Billiton Ltd. (m)	5,211
32	Commonwealth Bank of Australia (m)	1,929
31	Flight Centre Ltd. (m)	858
40	Macquarie Group Ltd. (m)	1,313
118	Suncorp Group Ltd. (m)	1,149
43	Wesfarmers Ltd. (m)	1,533
124	Westfield Group (m)	1,371
135	Westpac Banking Corp. (m)	3,564

		20,454

	Austria — 0.4%
22	Andritz AG (m)	1,355

	Belgium — 1.4%
32	Anheuser-Busch InBev N.V. (m)	2,659
12	Solvay S.A. (m)	1,395
17	Umicore S.A. (m)	875

		4,929

	Bermuda — 0.3%
20	Signet Jewelers Ltd. (m)	1,059

	Brazil — 0.5%
30	Cielo S.A. (m)	732
45	Petroleo Brasileiro S.A., ADR (m)	963

		1,695

	China — 2.1%
9	Baidu, Inc., ADR (a) (m)	986
2,224	China Construction Bank Corp., Class H (m)	1,667
248	China Shenhua Energy Co., Ltd., Class H (m)	1,049
2,622	Industrial & Commercial Bank of China Ltd., Class H (m)	1,726
118	Ping An Insurance Group Co. of China Ltd., Class H (m)	925
260	Sands China Ltd. (m)	973

		7,326

	Denmark — 1.2%
14	Carlsberg A/S, Class B (m)	1,216
40	H Lundbeck A/S (m)	698
13	Novo Nordisk A/S, Class B (m)	2,114

		4,028

	Finland — 0.3%
106	UPM-Kymmene OYJ (m)	1,133

	France — 9.4%
33	Accor S.A. (m)	1,044
212	AXA S.A. (m)	3,379

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — Continued
45	BNP Paribas S.A. (m)	2,250
33	Cap Gemini S.A. (m)	1,403
9	Cie Generale des Etablissements Michelin, Class B (m)	741
23	Lafarge S.A. (m)	1,321
7	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,099
10	Pernod-Ricard S.A. (m)	1,032
9	PPR (m)	1,608
52	Rexel S.A. (m)	944
61	Sanofi (m)	5,354
24	Schneider Electric S.A. (m)	1,516
54	Societe Generale S.A. (a) (m)	1,709
11	Technip S.A. (m)	1,220
92	Total S.A. (m)	4,634
28	Vinci S.A. (m)	1,223
56	Vivendi S.A. (m)	1,138
10	Zodiac Aerospace (m)	1,041

		32,656

	Germany — 9.4%
27	Allianz SE (m)	3,327
53	BASF SE (m)	4,409
51	Bayer AG (m)	4,487
22	Bayerische Motoren Werke AG (m)	1,793
13	Bilfinger Berger SE (m)	1,309
11	Continental AG (m)	1,105
54	Deutsche Bank AG (m)	2,480
68	Deutsche Post AG (m)	1,341
86	E.ON AG (m)	1,951
51	Freenet AG (m)	841
13	Fresenius SE & Co. KGaA (m)	1,513
11	Linde AG (m)	1,782
47	SAP AG (m)	3,446
15	Siemens AG (m)	1,536
28	Suedzucker AG (m)	1,090

		32,410

	Hong Kong — 2.3%
90	Cheung Kong Holdings Ltd. (m)	1,327
410	China Overseas Land & Investment Ltd. (m)	1,068
320	Hang Lung Properties Ltd. (m)	1,108
125	Hutchison Whampoa Ltd. (m)	1,224
19	Jardine Matheson Holdings Ltd. (m)	1,179
86	Swire Pacific Ltd., Class A (m)	1,011
164	Wharf Holdings Ltd. (m)	1,115

		8,032

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	India — 0.9%
23	HDFC Bank Ltd., ADR (m)	867
25	ICICI Bank Ltd., ADR (m)	969
163	Yes Bank Ltd. (m)	1,243

		3,079

	Indonesia — 0.3%
1,570	Bank Rakyat Indonesia Persero Tbk PT (m)	1,203

	Ireland — 1.1%
139	Glanbia plc (m)	1,321
23	Kerry Group plc, Class A (m)	1,181
88	WPP plc (m)	1,138

		3,640

	Israel — 0.4%
31	Teva Pharmaceutical Industries Ltd., ADR (m)	1,235

	Italy — 1.8%
118	Eni S.p.A. (m)	2,709
84	Pirelli & C. S.p.A. (m)	973
80	Prada S.p.A. (m)	651
234	Snam S.p.A. (m)	1,039
8	Tod’s S.p.A. (m)	921

		6,293

	Japan — 15.6%
101	Anritsu Corp. (m)	1,271
48	Asahi Group Holdings Ltd. (m)	1,102
22	Astellas Pharma, Inc. (m)	1,114
17	Autobacs Seven Co., Ltd. (m)	714
54	Bridgestone Corp. (m)	1,250
28	Canon, Inc. (m)	907
43	Century Tokyo Leasing Corp. (m)	858
134	Chiba Bank Ltd. (The) (m)	783
63	Daihatsu Motor Co., Ltd. (m)	1,103
13	Daito Trust Construction Co., Ltd. (m)	1,332
81	Daiwa House Industry Co., Ltd. (m)	1,228
28	Dena Co., Ltd. (m)	858
23	FamilyMart Co., Ltd. (m)	1,119
8	FANUC Corp. (m)	1,306
214	Fukuoka Financial Group, Inc. (m)	837
193	Hitachi Ltd. (m)	1,024
79	Honda Motor Co., Ltd. (m)	2,372
250	Isuzu Motors Ltd. (m)	1,322
122	ITOCHU Corp. (m)	1,222
20	Itochu Techno-Solutions Corp. (m)	1,045
41	Japan Tobacco, Inc. (m)	1,123
220	JX Holdings, Inc. (m)	1,170
63	Komatsu Ltd. (m)	1,310

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
28	Konami Corp. (m)	650
112	Kubota Corp. (m)	1,145
32	Makita Corp. (m)	1,259
204	Marubeni Corp. (m)	1,322
55	Medipal Holdings Corp. (m)	704
73	Mitsubishi Corp. (m)	1,303
131	Mitsubishi Electric Corp. (m)	979
586	Mitsubishi UFJ Financial Group, Inc. (m)	2,653
54	Mitsui & Co., Ltd. (m)	763
17	Murata Manufacturing Co., Ltd. (m)	817
11	Nidec Corp. (m)	776
24	Nippon Telegraph & Telephone Corp. (m)	1,107
181	Nissan Motor Co., Ltd. (m)	1,513
1	NTT DOCOMO, Inc. (m)	977
12	ORIX Corp. (m)	1,193
94	Sekisui Chemical Co., Ltd. (m)	772
27	Seven & I Holdings Co., Ltd. (m)	839
23	Shin-Etsu Chemical Co., Ltd. (m)	1,304
36	Softbank Corp. (m)	1,150
30	Sugi Holdings Co., Ltd. (m)	1,095
104	Sumitomo Corp. (m)	1,416
65	Sumitomo Mitsui Financial Group, Inc. (m)	1,998
53	Toyota Motor Corp. (m)	2,028

		54,133

	Netherlands — 5.9%
185	Aegon N.V. (m)	1,035
21	Akzo Nobel N.V. (m)	1,125
22	ASML Holding N.V. (m)	1,197
10	Gemalto N.V. (m)	899
224	ING Groep N.V., CVA (a) (m)	1,991
17	Koninklijke DSM N.V. (m)	891
56	Koninklijke Philips Electronics N.V. (m)	1,392
15	Nutreco N.V. (m)	1,153
215	Royal Dutch Shell plc, Class B (m)	7,594
85	Unilever N.V., CVA (m)	3,130

		20,407

	Norway — 1.1%
113	DnB ASA (m)	1,412
60	Petroleum Geo-Services ASA (m)	1,040
67	Telenor ASA (m)	1,325

		3,777

	Singapore — 0.3%
122	Keppel Corp., Ltd. (m)	1,062

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	South Africa — 0.3%
27	Tiger Brands Ltd. (m)	874

	South Korea — 0.7%
5	Hyundai Motor Co. (m)	1,035
1	Samsung Electronics Co., Ltd. (m)	1,274

		2,309

	Spain — 2.0%
46	Amadeus IT Holding S.A., Class A (m)	1,132
205	Banco Bilbao Vizcaya Argentaria S.A. (m)	1,709
44	Endesa S.A. (m)	942
62	Ferrovial S.A. (m)	873
53	Gas Natural SDG S.A. (m)	821
13	Inditex S.A. (m)	1,624

		7,101

	Sweden — 1.0%
36	Electrolux AB, Series B (m)	933
56	NCC AB, Class B (m)	1,046
40	Svenska Handelsbanken AB, Class A (m)	1,369

		3,348

	Switzerland — 9.6%
17	Actelion Ltd. (a) (m)	816
20	Adecco S.A. (a) (m)	974
28	Cie Financiere Richemont S.A., Class A (m)	1,793
113	Credit Suisse Group AG (a) (m)	2,637
2	Galenica AG (m)	927
17	Holcim Ltd. (a) (m)	1,180
117	Nestle S.A. (m)	7,404
86	Novartis AG (m)	5,197
31	Roche Holding AG (m)	5,893
3	Swatch Group AG (The) (m)	1,050
27	Wolseley plc (m)	1,188
123	Xstrata plc (m)	1,943
9	Zurich Insurance Group AG (a) (m)	2,162

		33,164

	Taiwan — 0.2%
54	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	852

	United Kingdom — 21.6%
130	Aberdeen Asset Management plc (m)	681
118	ARM Holdings plc (m)	1,270
48	Associated British Foods plc (m)	1,066
57	AstraZeneca plc (m)	2,661
357	Aviva plc (m)	1,914
228	Balfour Beatty plc (m)	1,162

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
746	Barclays plc (m)	2,757
150	BG Group plc (m)	2,784
18	BHP Billiton plc (m)	579
391	BP plc (m)	2,796
82	British American Tobacco plc (m)	4,073
129	British Land Co. plc (m)	1,099
362	BT Group plc (m)	1,244
145	BTG plc (a) (m)	798
50	Burberry Group plc (m)	951
28	Carnival plc (m)	1,114
233	Centrica plc (m)	1,218
108	Daily Mail & General Trust plc, Class A (m)	834
70	Diageo plc (m)	2,003
117	easyJet plc (m)	1,179
195	GlaxoSmithKline plc (m)	4,380
617	HSBC Holdings plc (m)	6,086
40	Imperial Tobacco Group plc (m)	1,523
152	Inchcape plc (m)	992
40	InterContinental Hotels Group plc (m)	982
657	ITV plc (m)	920
211	J Sainsbury plc (m)	1,210
516	Legal & General Group plc (m)	1,119
205	Marks & Spencer Group plc (m)	1,302
187	Meggitt plc (m)	1,167
89	Persimmon plc (m)	1,147
37	Petrofac Ltd. (m)	951
187	Prudential plc (m)	2,562
27	Resolution Ltd. (m)	96
84	Rio Tinto plc (m)	4,202
29	Spectris plc (m)	810
173	Standard Chartered plc (m)	4,095
1,287	Taylor Wimpey plc (m)	1,272
63	Travis Perkins plc (m)	1,100
45	Tullow Oil plc (m)	1,023
2,074	Vodafone Group plc (m)	5,633

		74,755

	Total Common Stocks (Cost $288,831)	332,309

Preferred Stocks — 1.6%
	Germany — 1.3%
16	Henkel AG & Co. KGaA (m)	1,240
15	Volkswagen AG (m)	3,144

		4,384

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — Continued
	Italy — 0.3%
1,386	Telecom Italia S.p.A. (m)	1,110

	Total Preferred Stocks (Cost $4,427)	5,494

Short-Term Investment — 2.0%
	Investment Company — 2.0%
7,030	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $7,030)	7,030

	Total Investments — 99.6% (Cost $300,288)	344,833
	Other Assets in Excess of Liabilities — 0.4%	1,396

	NET ASSETS — 100.0%	$346,229

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.9%
Pharmaceuticals	10.1
Oil, Gas & Consumable Fuels	7.2
Insurance	5.1
Food Products	5.0
Automobiles	4.1
Metals & Mining	3.7
Chemicals	3.2
Trading Companies & Distributors	2.7
Wireless Telecommunication Services	2.5
Real Estate Management & Development	2.4
Beverages	2.3
Capital Markets	2.1
Tobacco	1.9
Textiles, Apparel & Luxury Goods	1.9
Industrial Conglomerates	1.9
Machinery	1.8
Diversified Telecommunication Services	1.7
Food & Staples Retailing	1.7
Hotels, Restaurants & Leisure	1.4
Semiconductors & Semiconductor Equipment	1.3
IT Services	1.3
Construction & Engineering	1.2
Household Durables	1.2
Software	1.2
Auto Components	1.2
Diversified Financial Services	1.2
Electronic Equipment, Instruments & Components	1.1
Specialty Retail	1.0
Others (each less than 1.0%)	11.7
Short-Term Investment	2.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CDI	— CHESS Depositary Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EAFE	— Europe, Australasia, and Far East
EUR	— Euro
FDR	— Fiduciary Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Economies Fund	$344,212	78.2%
Emerging Markets Equity Fund	1,552,195	69.2
Global Equity Income Fund	25,085	67.0
Global Opportunities Fund	2,252	48.8
International Equity Fund	995,472	92.8
International Equity Index Fund	559,890	96.1
International Opportunities Fund	791,118	95.5
International Value Fund	2,183,584	95.4
Intrepid International Fund	331,200	96.0

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$429,883		$2,189,158		$36,452
Investments in affiliates, at value	10,554		54,151		1,001

Total investment securities, at value	440,437		2,243,309		37,453
Cash	346		297		166
Foreign currency, at value	2,368		8,591		25
Receivables:
Investment securities sold	378		10,100		104
Fund shares sold	2,394		4,636		295
Dividends from non-affiliates	845		1,755		80
Dividends from affiliates	1		1		—	(a)
Tax reclaims	—		—		26
Unrealized appreciation on forward foreign currency exchange contracts	—		—		73
Prepaid expenses	18		—		—

Total Assets	446,787		2,268,689		38,222

LIABILITIES:
Payables:
Dividends	—		—		1
Investment securities purchased	237		9,467		209
Fund shares redeemed	82		2,886		2
Unrealized depreciation on forward foreign currency exchange contracts	—		—		55
Accrued liabilities:
Investment advisory fees	372		1,903		6
Administration fees	4		166		—
Shareholder servicing fees	19		388		6
Distribution fees	8		91		2
Custodian and accounting fees	54		224		16
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Transfer agent fees	31		903		2
Audit fees	36		33		36
Other	11		142		20

Total Liabilities	854		16,203		355

Net Assets	$445,933		$2,252,486		$37,867

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund
NET ASSETS:
Paid-in-Capital	$487,258	$1,946,142	$35,969
Accumulated undistributed (distributions in excess of) net investment income	5,893	12,468	72
Accumulated net realized gains (losses)	(59,742)	(95,729)	(651)
Net unrealized appreciation (depreciation)	12,524	389,605	2,477

Total Net Assets	$445,933	$2,252,486	$37,867

Net Assets:
Class A	$30,356	$281,194	$9,003
Class B	—	6,100	—
Class C	2,088	44,643	646
Class R2	—	—	461
Class R5	331,032	—	465
Institutional Class	—	629,223	—
Select Class	82,457	1,291,326	27,292

Total	$445,933	$2,252,486	$37,867

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,358	12,778	637
Class B	—	282	—
Class C	164	2,082	46
Class R2	—	—	33
Class R5	25,579	—	33
Institutional Class	—	27,780	—
Select Class	6,386	57,652	1,929

Net Asset Value (a):
Class A — Redemption price per share	$12.88	$22.01	$14.12
Class B — Offering price per share (b)	—	21.59	—
Class C — Offering price per share (b)	12.72	21.44	14.11
Class R2 — Offering and redemption price per share	—	—	14.12
Class R5 — Offering and redemption price per share	12.94	—	14.15
Institutional Class — Offering and redemption price per share	—	22.65	—
Select Class — Offering and redemption price per share	12.91	22.40	14.14
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.59	$23.23	$14.90

Cost of investments in non-affiliates	$417,387	$1,799,591	$33,992
Cost of investments in affiliates	10,554	54,151	1,001
Cost of foreign currency	2,364	8,555	25

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Global Opportunities Fund		International Equity Fund		International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$4,616		$1,036,064		$579,092
Investments in affiliates, at value	—		37,183		3,425

Total investment securities, at value	4,616		1,073,247		582,517
Cash	36		136		575
Foreign currency, at value	13		19		904
Deposits at broker for futures contracts	—		—		335
Receivables:
Investment securities sold	8		—		—
Fund shares sold	—		966		416
Dividends from non-affiliates	6		2,120		1,235
Dividends from affiliates	—		4		—	(a)
Tax reclaims	3		1,459		488
Variation margin on futures contracts	—		—		35
Unrealized appreciation on forward foreign currency exchange contracts	5		—		—
Due from Advisor	16		—		—

Total Assets	4,703		1,077,951		586,505

LIABILITIES:
Payables:
Investment securities purchased	10		—		—
Fund shares redeemed	—		855		461
Unrealized depreciation on forward foreign currency exchange contracts	15		—		—
Accrued liabilities:
Investment advisory fees	—		654		273
Administration fees	—		—		43
Shareholder servicing fees	1		72		26
Distribution fees	1		34		33
Custodian and accounting fees	15		47		55
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	2
Transfer agent fees	3		149		137
Audit fees	34		36		30
Other	1		69		52

Total Liabilities	80		1,916		1,112

Net Assets	$4,623		$1,076,035		$585,393

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Global Opportunities Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid-in-Capital	$5,247	$943,422	$462,314
Accumulated undistributed (distributions in excess of) net investment income	93	1,414	9,952
Accumulated net realized gains (losses)	(1,128)	(32,514)	(91,484)
Net unrealized appreciation (depreciation)	411	163,713	204,611

Total Net Assets	$4,623	$1,076,035	$585,393

Net Assets:
Class A	$1,300	$98,274	$96,191
Class B	—	2,164	3,060
Class C	415	17,873	16,291
Class R2	56	721	786
Class R5	100	63,767	—
Class R6	56	682,861	—
Select Class	2,696	210,375	469,065

Total	$4,623	$1,076,035	$585,393

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	97	7,355	5,580
Class B	—	167	192
Class C	31	1,399	977
Class R2	4	54	46
Class R5	7	4,716	—
Class R6	4	50,520	—
Select Class	200	15,558	27,015

Net Asset Value (a):
Class A — Redemption price per share	$13.48	$13.36	$17.24
Class B — Offering price per share (b)	—	12.93	15.91
Class C — Offering price per share (b)	13.39	12.78	16.68
Class R2 — Offering and redemption price per share	13.37	13.31	17.03
Class R5 — Offering and redemption price per share	13.51	13.52	—
Class R6 — Offering and redemption price per share	13.51	13.52	—
Select Class — Offering and redemption price per share	13.50	13.52	17.36
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.23	$14.10	$18.20

Cost of investments in non-affiliates	$4,195	$872,367	$374,503
Cost of investments in affiliates	—	37,183	3,425
Cost of foreign currency	13	18	852

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$808,291	$2,222,624	$337,803
Investments in affiliates, at value	20,262	65,639	7,030

Total investment securities, at value	828,553	2,288,263	344,833
Cash	2,134	123	732
Foreign currency, at value	24	1,019	116
Deposits at broker for futures contracts	—	1,793	—
Receivables:
Investment securities sold	13,173	5,841	696
Fund shares sold	599	6,849	214
Dividends from non-affiliates	2,000	6,950	854
Dividends from affiliates	2	5	1
Tax reclaims	536	2,343	260
Variation margin on futures contracts	—	116	—
Unrealized appreciation on forward foreign currency exchange contracts	4,039	8,496	—

Total Assets	851,060	2,321,798	347,706

LIABILITIES:
Payables:
Investment securities purchased	8,456	16,665	954
Fund shares redeemed	720	26,495	117
Variation margin on futures contracts	40	—	—
Unrealized depreciation on forward foreign currency exchange contracts	6,000	8,441	—
Accrued liabilities:
Investment advisory fees	419	1,161	246
Administration fees	61	80	11
Shareholder servicing fees	25	396	9
Distribution fees	15	38	7
Custodian and accounting fees	42	90	39
Trustees’ and Chief Compliance Officer’s fees	1	5	1
Other	96	1,005	93

Total Liabilities	15,875	54,376	1,477

Net Assets	$835,185	$2,267,422	$346,229

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$866,779	$2,634,238	$868,841
Accumulated undistributed (distributions in excess of) net investment income	18,370	50,317	5,150
Accumulated net realized gains (losses)	(90,022)	(607,587)	(572,287)
Net unrealized appreciation (depreciation)	40,058	190,454	44,525

Total Net Assets	$835,185	$2,267,422	$346,229

Net Assets:
Class A	$67,472	$124,691	$32,231
Class B	462	2,932	—
Class C	531	14,311	875
Class R2	—	881	81
Class R6	692,117	25,945	—
Institutional Class	41,574	639,798	303,575
Select Class	33,029	1,458,864	9,467

Total	$835,185	$2,267,422	$346,229

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5,418	10,241	2,027
Class B	37	244	—
Class C	44	1,209	55
Class R2	—	73	5
Class R6	54,537	2,095	—
Institutional Class	3,275	51,683	18,695
Select Class	2,613	118,558	575

Net Asset Value (a):
Class A — Redemption price per share	$12.45	$12.18	$15.90
Class B — Offering price per share (b)	12.46	12.03	—
Class C — Offering price per share (b)	12.15	11.84	16.00
Class R2 — Offering and redemption price per share	—	11.99	15.74
Class R6 — Offering and redemption price per share	12.69	12.38	—
Institutional Class — Offering and redemption price per share	12.69	12.38	16.24
Select Class — Offering and redemption price per share	12.64	12.31	16.46
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.14	$12.85	$16.78

Cost of investments in non-affiliates	$766,198	$2,032,455	$293,258
Cost of investments in affiliates	20,262	65,639	7,030
Cost of foreign currency	19	1,011	116

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$10	$5	$—
Dividend income from non-affiliates	12,766	50,138	1,318
Dividend income from affiliates	12	64	1
Foreign taxes withheld	(864)	(2,866)	(86)

Total investment income	11,924	47,341	1,233

EXPENSES:
Investment advisory fees	3,789	21,956	226
Administration fees	330	1,916	25
Distribution fees:
Class A	78	663	5
Class B	—	51	—
Class C	10	325	4
Class R2	—	—	2
Shareholder servicing fees:
Class A	78	663	5
Class B	—	17	—
Class C	3	109	1
Class R2	—	—	1
Class R5	134	—	— (a)
Institutional Class	—	593	—
Select Class	195	3,217	62
Custodian and accounting fees	376	1,581	90
Professional fees	69	105	76
Interest expense to affiliates	10	10	—
Trustees’ and Chief Compliance Officer’s fees	4	24	— (a)
Printing and mailing costs	29	412	8
Registration and filing fees	35	108	71
Transfer agent fees	143	2,841	9
Offering costs	—	—	37
Other	9	11	6

Total expenses	5,292	34,602	628

Less amounts waived	(463)	(103)	(256)
Less expense reimbursements	—	—	(80)

Net expenses	4,829	34,499	292

Net investment income (loss)	7,095	12,842	941

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(40,826)	(85,057)	(502)
Futures	—	—	(7)
Foreign currency transactions	(411)	(26)	70

Net realized gain (loss)	(41,237)	(85,083)	(439)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	45,941	161,675	2,639
Foreign currency translations	23	11	22

Change in net unrealized appreciation/depreciation	45,964	161,686	2,661

Net realized/unrealized gains (losses)	4,727	76,603	2,222

Change in net assets resulting from operations	$11,822	$89,445	$3,163

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Global Opportunities Fund	International Equity Fund	International Equity Index Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$— (a)	$— (a)
Dividend income from non-affiliates	127	28,514	21,117
Dividend income from affiliates	— (a)	42	6
Other income	—	154	293
Foreign taxes withheld	(6)	(1,966)	(1,992)

Total investment income	121	26,744	19,424

EXPENSES:
Investment advisory fees	27	6,976	3,205
Administration fees	4	760	509
Distribution fees:
Class A	3	230	233
Class B	—	18	26
Class C	3	137	115
Class R2 (b)	— (a)	2	3
Shareholder servicing fees:
Class A	3	230	233
Class B	—	6	9
Class C	1	46	39
Class R2 (b)	— (a)	1	1
Class R5	— (a)	29	—
Select Class	7	481	1,175
Custodian and accounting fees	102	268	427
Professional fees	80	80	81
Interest expense to affiliates	—	—	1
Trustees’ and Chief Compliance Officer’s fees	— (a)	9	2
Printing and mailing costs	14	94	85
Registration and filing fees	81	103	62
Transfer agent fees	13	426	354
Other	12	18	12

Total expenses	350	9,914	6,572

Less amounts waived	(31)	(1,727)	(1,385)
Less expense reimbursements	(268)	—	—

Net expenses	51	8,187	5,187

Net investment income (loss)	70	18,557	14,237

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(202)	(9,003)	(8,736)
Futures	6	—	1,331
Foreign currency transactions	40	185	135

Net realized gain (loss)	(156)	(8,818)	(7,270)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	464	65,491	23,626 (c)
Futures	—	—	(869)
Foreign currency translations	(15)	(136)	(2)

Change in net unrealized appreciation/depreciation	449	65,355	22,755

Net realized/unrealized gains (losses)	293	56,537	15,485

Change in net assets resulting from operations	$363	$75,094	$29,722

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Global Opportunities Fund.
(c)	Net of change in India capital gains tax of approximately $5,000 for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012 (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$1	$—
Dividend income from non-affiliates	23,142	89,493	9,544
Dividend income from affiliates	21	55	10
Other income	35	118	—
Foreign taxes withheld	(1,553)	(6,167)	(639)

Total investment income	21,645	83,500	8,915

EXPENSES:
Investment advisory fees	3,874	12,530	2,400
Administration fees	563	1,822	246
Distribution fees:
Class A	131	289	78
Class B	4	23	—
Class C	4	114	7
Class R2	—	4	— (a)
Shareholder servicing fees:
Class A	131	289	78
Class B	1	8	—
Class C	2	38	2
Class R2	—	2	— (a)
Institutional Class	39	589	240
Select Class	72	3,368	26
Custodian and accounting fees	278	589	230
Professional fees	79	96	81
Interest expense to affiliates	—	8	—
Trustees’ and Chief Compliance Officer’s fees	7	22	3
Printing and mailing costs	53	388	7
Registration and filing fees	61	170	66
Transfer agent fees	212	2,583	105
Other	4	9	3

Total expenses	5,515	22,941	3,572

Less amounts waived	(35)	(570)	(571)

Net expenses	5,480	22,371	3,001

Net investment income (loss)	16,165	61,129	5,914

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(18,074)	(144,254)	(13,119)
Futures	88	1,586	—
Foreign currency transactions	3,207	1,205	(48)

Net realized gain (loss)	(14,779)	(141,463)	(13,167)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	49,165	190,677	24,813
Futures	(40)	287	—
Foreign currency translations	(1,675)	(4,635)	(47)

Change in net unrealized appreciation/depreciation	47,450	186,329	24,766

Net realized/unrealized gains (losses)	32,671	44,866	11,599

Change in net assets resulting from operations	$48,836	$105,995	$17,513

(a)	Amount rounds to less than $1,000

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,095	$4,223	$12,842	$10,581
Net realized gain (loss)	(41,237)	(16,884)	(85,083)	(16)
Change in net unrealized appreciation/depreciation	45,964	(34,905)	161,686	(226,329)

Change in net assets resulting from operations	11,822	(47,566)	89,445	(215,764)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(404)	— (a)	—	(1,007)
Class C
From net investment income	(7)	—	—	(39)
Class R5
From net investment income	(3,406)	(248)	—	—
Institutional Class
From net investment income	—	—	(1,158)	(3,282)
Select Class
From net investment income	(1,054)	(126)	(767)	(5,259)

Total distributions to shareholders	(4,871)	(374)	(1,925)	(9,587)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	92,749	386,712	1,200	644,976

NET ASSETS:
Change in net assets	99,700	338,772	88,720	419,625
Beginning of period	346,233	7,461	2,163,766	1,744,141

End of period	$445,933	$346,233	$2,252,486	$2,163,766

Accumulated undistributed (distributions in excess of) net investment income	$5,893	$3,911	$12,468	$1,577

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Opportunities Fund
	Year Ended 10/31/2012	Period Ended 10/31/2011(a)	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$941	$75	$70	$39
Net realized gain (loss)	(439)	(146)	(156)	(240)
Change in net unrealized appreciation/depreciation	2,661	(184)	449	(512)

Change in net assets resulting from operations	3,163	(255)	363	(713)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(55)	(2)	(14)	(9)
Class C
From net investment income	(15)	(1)	(4)	(3)
Class R2 (b)
From net investment income	(13)	(1)	(1)	—
Class R5
From net investment income	(16)	(1)	(2)	(2)
Class R6 (b)
From net investment income	—	—	(1)	—
Select Class
From net investment income	(846)	(64)	(41)	(45)

Total distributions to shareholders	(945)	(69)	(63)	(59)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	32,705	3,268	(216)	2,168

NET ASSETS:
Change in net assets	34,923	2,944	84	1,396
Beginning of period	2,944	—	4,539	3,143

End of period	$37,867	$2,944	$4,623	$4,539

Accumulated undistributed (distributions in excess of) net investment income	$72	$6	$93	$46

(a)	Commencement of operations was February 28, 2011.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Global Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,557	$13,038	$14,237	$15,743
Net realized gain (loss)	(8,818)	(3,838)	(7,270)	11,150
Change in net unrealized appreciation/depreciation	65,355	(42,482)	22,755	(92,735)

Change in net assets resulting from operations	75,094	(33,282)	29,722	(65,842)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,450)	(2,093)	(2,361)	(2,889)
Class B
From net investment income	(29)	(39)	(68)	(107)
Class C
From net investment income	(225)	(276)	(261)	(307)
Class R2
From net investment income	(4)	(1)	(11)	(5)
Class R5
From net investment income	(1,179)	(1,018)	—	—
Class R6 (a)
From net investment income	(11,257)	(5,557)	—	—
Select Class
From net investment income	(3,509)	(3,854)	(13,654)	(13,161)

Total distributions to shareholders	(17,653)	(12,838)	(16,355)	(16,469)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	313,506	108,846	(49,829)	38,549

NET ASSETS:
Change in net assets	370,947	62,726	(36,462)	(43,762)
Beginning of period	705,088	642,362	621,855	665,617

End of period	$1,076,035	$705,088	$585,393	$621,855

Accumulated undistributed (distributions in excess of) net investment income	$1,414	$325	$9,952	$10,590

(a)	Commencement of offering of class of shares effective November 30, 2010 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,165	$8,748	$61,129	$45,281
Net realized gain (loss)	(14,779)	(1,059)	(141,463)	46,593
Change in net unrealized appreciation/depreciation	47,450	(46,324)	186,329	(258,093)

Change in net assets resulting from operations	48,836	(38,635)	105,995	(166,219)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,463)	(363)	(3,673)	(4,623)
Class B
From net investment income	(11)	(16)	(89)	(129)
Class C
From net investment income	(11)	(19)	(433)	(534)
Class R2
From net investment income	—	—	(20)	(37)
Class R6 (a)
From net investment income	(12,897)	(1)	(2)	(2)
Institutional Class
From net investment income	(1,204)	(7,005)	(19,820)	(15,255)
Select Class
From net investment income	(791)	(794)	(48,068)	(31,789)

Total distributions to shareholders	(16,377)	(8,198)	(72,105)	(52,369)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	312,142	218,691	139,907	777,579

NET ASSETS:
Change in net assets	344,601	171,858	173,797	558,991
Beginning of period	490,584	318,726	2,093,625	1,534,634

End of period	$835,185	$490,584	$2,267,422	$2,093,625

Accumulated undistributed (distributions in excess of) net investment income	$18,370	$15,375	$50,317	$60,088

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Intrepid International Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,914	$3,656
Net realized gain (loss)	(13,167)	713
Change in net unrealized appreciation/depreciation	24,766	(17,717)

Change in net assets resulting from operations	17,513	(13,348)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(328)	(518)
Class C
From net investment income	(2)	(12)
Class R2
From net investment income	(1)	(1)
Institutional Class
From net investment income	(3,168)	(2,372)
Select Class
From net investment income	(144)	(152)

Total distributions to shareholders	(3,643)	(3,055)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	108,810	88,261

NET ASSETS:
Change in net assets	122,680	71,858
Beginning of period	223,549	151,691

End of period	$346,229	$223,549

Accumulated undistributed (distributions in excess of) net investment income	$5,150	$2,927

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,345	$57,936	$115,445	$175,609
Dividends and distributions reinvested	404	— (a)	—	937
Cost of shares redeemed	(31,488)	(7,318)	(110,590)	(133,303)
Redemption fees	—	— (a)	—	7

Change in net assets resulting from Class A capital transactions	$(13,739)	$50,618	$4,855	$43,250

Class B
Proceeds from shares issued	$—	$—	$212	$646
Cost of shares redeemed	—	—	(1,932)	(2,980)
Redemption fees	—	—	—	— (a)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,720)	$(2,334)

Class C
Proceeds from shares issued	$2,046	$460	$10,193	$21,953
Dividends and distributions reinvested	7	—	—	33
Cost of shares redeemed	(483)	(9)	(10,395)	(14,028)
Redemption fees	—	— (a)	—	1

Change in net assets resulting from Class C capital transactions	$1,570	$451	$(202)	$7,959

Class R5
Proceeds from shares issued	$175,434	$261,420	$—	$—
Dividends and distributions reinvested	3,406	248	—	—
Cost of shares redeemed	(80,783)	(3,561)	—	—
Redemption fees	—	1	—	—

Change in net assets resulting from Class R5 capital transactions	$98,057	$258,108	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$208,354	$280,763
Dividends and distributions reinvested	—	—	934	2,114
Cost of shares redeemed	—	—	(200,452)	(138,088)
Redemption fees	—	—	—	15

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$8,836	$144,804

Select Class
Proceeds from shares issued	$32,183	$93,995	$507,533	$804,392
Dividends and distributions reinvested	64	55	569	2,409
Cost of shares redeemed	(25,386)	(16,516)	(518,671)	(355,531)
Redemption fees	—	1	—	27

Change in net assets resulting from Select Class capital transactions	$6,861	$77,535	$(10,569)	$451,297

Total change in net assets resulting from capital transactions	$92,749	$386,712	$1,200	$644,976

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	1,350	3,985	5,368	7,727
Reinvested	35	— (a)	—	40
Redeemed	(2,467)	(549)	(5,178)	(5,970)

Change in Class A Shares	(1,082)	3,436	190	1,797

Class B
Issued	—	—	10	28
Redeemed	—	—	(92)	(131)

Change in Class B Shares	—	—	(82)	(103)

Class C
Issued	160	38	479	960
Reinvested	1	—	—	2
Redeemed	(38)	(1)	(501)	(629)

Change in Class C Shares	123	37	(22)	333

Class R5
Issued	13,598	18,199	—	—
Reinvested	292	17	—	—
Redeemed	(6,289)	(242)	—	—

Change in Class R5 Shares	7,601	17,974	—	—

Institutional Class
Issued	—	—	9,474	12,015
Reinvested	—	—	46	88
Redeemed	—	—	(9,257)	(5,960)

Change in Institutional Class Shares	—	—	263	6,143

Select Class
Issued	2,538	6,525	23,388	34,906
Reinvested	5	4	28	102
Redeemed	(1,977)	(1,234)	(24,162)	(15,495)

Change in Select Class Shares	566	5,295	(746)	19,513

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund			Global Opportunities Fund
	Year Ended 10/31/2012	Period Ended 10/31/2011 (a)		Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,224	$129		$416	$2,535
Dividends and distributions reinvested	55	2		15	9
Cost of shares redeemed	(450)	—	(b)	(690)	(1,026)
Redemption fees	—	—		—	—	(b)

Change in net assets resulting from Class A capital transactions	$8,829	$131		$(259)	$1,518

Class C
Proceeds from shares issued	$530	$64		$67	$354
Dividends and distributions reinvested	14	1		4	3
Cost of shares redeemed	— (a)	—		(116)	(65)
Redemption fees	—	—		—	—	(b)

Change in net assets resulting from Class C capital transactions	$544	$65		$(45)	$292

Class R2 (c)
Proceeds from shares issued	$367	$50		$50	$—
Dividends and distributions reinvested	13	1		1	—

Change in net assets resulting from Class R2 capital transactions	$380	$51		$51	$—

Class R5
Proceeds from shares issued	$367	$50		$—	$—
Dividends and distributions reinvested	16	1		2	2
Redemption fees	—	—		—	—	(b)

Change in net assets resulting from Class R5 capital transactions	$383	$51		$2	$2

Class R6 (c)
Proceeds from shares issued	$—	$—		$50	$—
Dividends and distributions reinvested	—	—		1	—

Change in net assets resulting from Class R6 capital transactions	$—	$—		$51	$—

Select Class
Proceeds from shares issued	$21,742	$2,921		$78	$1,504
Dividends and distributions reinvested	839	64		40	45
Cost of shares redeemed	(12)	(15)		(134)	(1,193)
Redemption fees	—	—		—	—	(b)

Change in net assets resulting from Select Class capital transactions	$22,569	$2,970		$(16)	$356

Total change in net assets resulting from capital transactions	$32,705	$3,268		$(216)	$2,168

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Global Equity Income Fund			Global Opportunities Fund
	Year Ended 10/31/2012	Period Ended 10/31/2011 (a)		Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	656	9		32	179
Reinvested	4	—	(b)	1	1
Redeemed	(32)	—	(b)	(54)	(83)

Change in Class A Shares	628	9		(21)	97

Class C
Issued	41	4		5	25
Reinvested	1	—	(b)	— (b)	—	(b)
Redeemed	— (b)	—		(9)	(5)

Change in Class C Shares	42	4		(4)	20

Class R2 (c)
Issued	29	3		4	—
Reinvested	1	—	(b)	— (b)	—

Change in Class R2 Shares	30	3		4	—

Class R5
Issued	29	3		—	—
Reinvested	1	—	(b)	— (b)	—	(b)

Change in Class R5 Shares	30	3		— (b)	—	(b)

Class R6 (c)
Issued	—	—		4	—
Reinvested	—	—		— (b)	—

Change in Class R6 Shares	—	—		4	—

Select Class
Issued	1,669	195		6	100
Reinvested	62	5		4	3
Redeemed	(1)	(1)		(11)	(82)

Change in Select Class Shares	1,730	199		(1)	21

(a)	Commencement of operations was February 28, 2011.
(b)	Amount rounds to less than 1,000.
(c)	Commencement of offering of class of shares effective November 1, 2011 for Global Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$45,000	$57,126	$26,703	$32,815
Dividends and distributions reinvested	1,404	2,039	2,272	2,661
Cost of shares redeemed	(57,239)	(77,591)	(33,906)	(46,940)
Redemption fees	—	2	—	2

Change in net assets resulting from Class A capital transactions	$(10,835)	$(18,424)	$(4,931)	$(11,462)

Class B
Proceeds from shares issued	$50	$195	$42	$150
Dividends and distributions reinvested	23	29	67	101
Cost of shares redeemed	(853)	(1,809)	(1,257)	(2,032)
Redemption fees	—	— (a)	—	— (a)

Change in net assets resulting from Class B capital transactions	$(780)	$(1,585)	$(1,148)	$(1,781)

Class C
Proceeds from shares issued	$2,504	$4,209	$4,855	$7,301
Dividends and distributions reinvested	149	175	245	272
Cost of shares redeemed	(5,942)	(6,116)	(4,620)	(8,092)
Redemption fees	—	— (a)	—	— (a)

Change in net assets resulting from Class C capital transactions	$(3,289)	$(1,732)	$480	$(519)

Class R2
Proceeds from shares issued	$662	$—	$539	$337
Dividends and distributions reinvested	2	1	3	1
Cost of shares redeemed	(57)	—	(243)	(100)
Redemption fees	—	— (a)	—	— (a)

Change in net assets resulting from Class R2 capital transactions	$607	$1	$299	$238

Class R5
Proceeds from shares issued	$22,598	$51,189	$—	$—
Dividends and distributions reinvested	1,179	1,018	—	—
Cost of shares redeemed	(9,719)	(253,227)	—	—
Redemption fees	—	1	—	—

Change in net assets resulting from Class R5 capital transactions	$14,058	$(201,019)	$—	$—

Class R6 (b)
Proceeds from shares issued	$329,320	$406,486	$—	$—
Dividends and distributions reinvested	11,257	5,557	—	—
Cost of shares redeemed	(37,992)	(37,435)	—	—
Redemption fees	—	5	—	—

Change in net assets resulting from Class R6 capital transactions	$302,585	$374,613	$—	$—

Select Class
Proceeds from shares issued	$63,016	$66,352	$45,653	$134,004
Dividends and distributions reinvested	2,202	2,337	1,712	2,114
Cost of shares redeemed	(54,058)	(111,701)	(91,894)	(84,055)
Redemption fees	—	4	—	10

Change in net assets resulting from Select Class capital transactions	$11,160	$(43,008)	$(44,529)	$52,073

Total change in net assets resulting from capital transactions	$313,506	$108,846	$(49,829)	$38,549

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	3,527	4,149	1,627	1,752
Reinvested	111	146	148	144
Redeemed	(4,441)	(5,922)	(2,081)	(2,534)

Change in Class A Shares	(803)	(1,627)	(306)	(638)

Class B
Issued	3	15	2	8
Reinvested	2	2	5	6
Redeemed	(69)	(136)	(83)	(116)

Change in Class B Shares	(64)	(119)	(76)	(102)

Class C
Issued	207	316	304	397
Reinvested	12	13	16	15
Redeemed	(492)	(475)	(291)	(450)

Change in Class C Shares	(273)	(146)	29	(38)

Class R2
Issued	53	—	33	20
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(4)	—	(15)	(5)

Change in Class R2 Shares	49	— (a)	18	15

Class R5
Issued	1,799	3,905	—	—
Reinvested	92	74	—	—
Redeemed	(757)	(18,263)	—	—

Change in Class R5 Shares	1,134	(14,284)	—	—

Class R6 (b)
Issued	25,388	29,470	—	—
Reinvested	881	402	—	—
Redeemed	(2,974)	(2,647)	—	—

Change in Class R6 Shares	23,295	27,225	—	—

Select Class
Issued	4,933	4,873	2,866	7,136
Reinvested	172	167	111	114
Redeemed	(4,163)	(8,211)	(5,614)	(4,537)

Change in Select Class Shares	942	(3,171)	(2,637)	2,713

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective November 30, 2010 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,212	$55,121	$49,899	$75,529
Dividends and distributions reinvested	1,455	351	3,261	3,776
Cost of shares redeemed	(21,984)	(14,020)	(44,716)	(97,178)
Redemption fees	—	— (a)	—	2

Change in net assets resulting from Class A capital transactions	$16,683	$41,452	$8,444	$(17,871)

Class B
Proceeds from shares issued	$19	$341	$43	$207
Dividends and distributions reinvested	10	14	75	101
Cost of shares redeemed	(289)	(506)	(770)	(1,696)
Redemption fees	—	— (a)	—	— (a)

Change in net assets resulting from Class B capital transactions	$(260)	$(151)	$(652)	$(1,388)

Class C
Proceeds from shares issued	$87	$276	$2,699	$3,898
Dividends and distributions reinvested	9	13	274	302
Cost of shares redeemed	(166)	(478)	(5,245)	(5,488)
Redemption fees	—	— (a)	—	1

Change in net assets resulting from Class C capital transactions	$(70)	$(189)	$(2,272)	$(1,287)

Class R2
Proceeds from shares issued	$—	$—	$385	$692
Dividends and distributions reinvested	—	—	10	11
Cost of shares redeemed	—	—	(222)	(821)
Redemption fees	—	—	—	— (a)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$173	$(118)

Class R6 (b)
Proceeds from shares issued	$312,227	$428,154	$33,126	$50
Dividends and distributions reinvested	12,897	1	2	2
Cost of shares redeemed	(33,425)	(20,282)	(9,200)	—
Redemption fees	—	1	—	— (a)

Change in net assets resulting from Class R6 capital transactions	$291,699	$407,874	$23,928	$52

Institutional Class
Proceeds from shares issued	$9,873	$36,085	$256,917	$308,897
Dividends and distributions reinvested	788	6,602	14,739	10,471
Cost of shares redeemed	(10,083)	(274,069)	(190,594)	(138,436)
Redemption fees	—	— (a)	—	7

Change in net assets resulting from Institutional Class capital transactions	$578	$(231,382)	$81,062	$180,939

Select Class
Proceeds from shares issued	$13,694	$10,527	$551,695	$933,257
Dividends and distributions reinvested	516	474	29,315	2,710
Cost of shares redeemed	(10,698)	(9,914)	(551,786)	(318,731)
Redemption fees	—	— (a)	—	16

Change in net assets resulting from Select Class capital transactions	$3,512	$1,087	$29,224	$617,252

Total change in net assets resulting from capital transactions	$312,142	$218,691	$139,907	$777,579

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	3,125	4,021	4,264	5,652
Reinvested	132	27	297	290
Redeemed	(1,828)	(1,112)	(3,776)	(7,207)

Change in Class A Shares	1,429	2,936	785	(1,265)

Class B
Issued	1	26	4	15
Reinvested	1	1	7	8
Redeemed	(24)	(40)	(66)	(129)

Change in Class B Shares	(22)	(13)	(55)	(106)

Class C
Issued	8	21	236	299
Reinvested	1	1	26	24
Redeemed	(14)	(39)	(462)	(424)

Change in Class C Shares	(5)	(17)	(200)	(101)

Class R2
Issued	—	—	33	53
Reinvested	—	—	1	1
Redeemed	—	—	(19)	(61)

Change in Class R2 Shares	—	—	15	(7)

Class R6 (b)
Issued	25,578	32,025	2,821	4
Reinvested	1,153	— (a)	— (a)	— (a)
Redeemed	(2,807)	(1,412)	(730)	—

Change in Class R6 Shares	23,924	30,613	2,091	4

Institutional Class
Issued	808	2,718	21,768	22,968
Reinvested	70	499	1,323	793
Redeemed	(828)	(20,291)	(15,861)	(10,335)

Change in Institutional Class Shares	50	(17,074)	7,230	13,426

Select Class
Issued	1,131	788	46,604	70,086
Reinvested	46	36	2,644	206
Redeemed	(908)	(764)	(46,673)	(24,224)

Change in Select Class Shares	269	60	2,575	46,068

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,357	$32,879
Dividends and distributions reinvested	317	490
Cost of shares redeemed	(9,553)	(23,302)
Redemption fees	—	— (a)

Change in net assets resulting from Class A capital transactions	$(879)	$10,067

Class C
Proceeds from shares issued	$154	$147
Dividends and distributions reinvested	2	10
Cost of shares redeemed	(332)	(534)
Redemption fees	—	— (a)

Change in net assets resulting from Class C capital transactions	$(176)	$(377)

Class R2
Proceeds from shares issued	$2	$55
Dividends and distributions reinvested	1	1
Cost of shares redeemed	(32)	(5)
Redemption fees	—	— (a)

Change in net assets resulting from Class R2 capital transactions	$(29)	$51

Institutional Class
Proceeds from shares issued	$115,082	$104,518
Dividends and distributions reinvested	2,649	1,682
Cost of shares redeemed	(4,834)	(14,018)
Redemption fees	—	1

Change in net assets resulting from Institutional Class capital transactions	$112,897	$92,183

Select Class
Proceeds from shares issued	$1,207	$899
Dividends and distributions reinvested	20	16
Cost of shares redeemed	(4,230)	(14,578)
Redemption fees	—	— (a)

Change in net assets resulting from Select Class capital transactions	$(3,003)	$(13,663)

Total change in net assets resulting from capital transactions	$108,810	$88,261

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Intrepid International Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	551	1,952
Reinvested	22	29
Redeemed	(631)	(1,340)

Change in Class A Shares	(58)	641

Class C
Issued	12	7
Reinvested	— (a)	1
Redeemed	(23)	(32)

Change in Class C Shares	(11)	(24)

Class R2
Issued	— (a)	3
Reinvested	— (a)	— (a)
Redeemed	(2)	— (a)

Change in Class R2 Shares	(2)	3

Institutional Class
Issued	7,445	6,221
Reinvested	184	99
Redeemed	(315)	(829)

Change in Institutional Class Shares	7,314	5,491

Select Class
Issued	77	52
Reinvested	1	1
Redeemed	(274)	(836)

Change in Select Class Shares	(196)	(783)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Year Ended October 31, 2012	$12.65	$0.17	(e)	$0.21	$0.38	$(0.15)	$—
Year Ended October 31, 2011	13.91	0.20	(e)	(1.44)	(1.24)	(0.02)	—	(f)
Year Ended October 31, 2010	10.47	0.11	(e)	3.60	3.71	(0.27)	—
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.20		(8.06)	(7.86)	—	—

Class C
Year Ended October 31, 2012	12.58	0.15	(e)	0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(e)	(1.37)	(1.29)	—	—	(f)
Year Ended October 31, 2010	10.46	0.05	(e)	3.59	3.64	(0.23)	—
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.16		(8.05)	(7.89)	—	—

Class R5
Year Ended October 31, 2012	12.71	0.25	(e)	0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(e)	(1.47)	(1.17)	(0.05)	—	(f)
Year Ended October 31, 2010	10.48	0.17	(e)	3.59	3.76	(0.31)	—
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.24		(8.08)	(7.84)	—	—

Select Class
Year Ended October 31, 2012	12.68	0.22	(e)	0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(e)	(1.45)	(1.20)	(0.04)	—	(f)
Year Ended October 31, 2010	10.48	0.14	(e)	3.59	3.73	(0.29)	—
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.23		(8.08)	(7.85)	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01%.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate* (b)

$12.88	3.15%	$30,356	1.65%		1.37%	1.76%		72%
12.65	(8.93)	43,519	1.75		1.50	1.75		84
13.91	36.12	49	1.85		0.96	3.99		156
10.47	52.59	36	1.85		2.27	5.59		141
7.14	(52.40)	24	1.86	(h)	2.37	5.30	(i)	110

12.72	2.54	2,088	2.12		1.21	2.27		72
12.58	(9.30)	516	2.28		0.57	2.32		84
13.87	35.33	49	2.35		0.46	4.49		156
10.46	51.98	36	2.35		1.77	6.08		141
7.11	(52.60)	24	2.36	(h)	1.86	5.81	(i)	110

12.94	3.53	331,032	1.19		1.99	1.31		72
12.71	(8.45)	228,411	1.31		2.14	1.32		84
13.93	36.66	50	1.40		1.41	3.54		156
10.48	53.31	37	1.40		2.72	5.13		141
7.16	(52.27)	24	1.41	(h)	2.82	4.86	(i)	110

12.91	3.34	82,457	1.39		1.70	1.51		72
12.68	(8.65)	73,787	1.52		1.76	1.55		84
13.92	36.35	7,313	1.60		1.21	3.74		156
10.48	53.07	5,360	1.60		2.52	5.33		141
7.15	(52.33)	3,503	1.61	(h)	2.62	5.05	(i)	110

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2012	$21.09	$0.07	(c)	$0.85	$0.92	$—	$—
Year Ended October 31, 2011	23.45	0.06	(c)	(2.33)	(2.27)	(0.09)	—	(d)
Year Ended October 31, 2010	18.79	(0.01	)(c)	4.71	4.70	(0.04)	—	(d)
Year Ended October 31, 2009	12.66	0.07	(c)	6.31	6.38	(0.25)	—	(d)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(d)

Class B
Year Ended October 31, 2012	20.80	(0.05	)(c)	0.84	0.79	—	—
Year Ended October 31, 2011	23.15	(0.07	)(c)	(2.28)	(2.35)	—	—	(d)
Year Ended October 31, 2010	18.60	(0.12	)(c)	4.67	4.55	—	—	(d)
Year Ended October 31, 2009	12.46	—	(c)(d)	6.25	6.25	(0.11)	—	(d)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(d)

Class C
Year Ended October 31, 2012	20.65	(0.04	)(c)	0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05	)(c)	(2.29)	(2.34)	(0.02)	—	(d)
Year Ended October 31, 2010	18.49	(0.11	)(c)	4.63	4.52	—	—	(d)
Year Ended October 31, 2009	12.42	(0.01	)(c)	6.23	6.22	(0.15)	—	(d)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(d)

Institutional Class
Year Ended October 31, 2012	21.66	0.16	(c)	0.87	1.03	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(c)	(2.40)	(2.24)	(0.14)	—	(d)
Year Ended October 31, 2010	19.23	0.08	(c)	4.82	4.90	(0.09)	—	(d)
Year Ended October 31, 2009	12.97	0.14	(c)	6.45	6.59	(0.33)	—	(d)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(d)

Select Class
Year Ended October 31, 2012	21.42	0.13	(c)	0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(c)	(2.38)	(2.25)	(0.13)	—	(d)
Year Ended October 31, 2010	19.04	0.05	(c)	4.77	4.82	(0.06)	—	(d)
Year Ended October 31, 2009	12.84	0.11	(c)	6.39	6.50	(0.30)	—	(d)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(d)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate*

$22.01	4.36%	$281,194	1.82%	0.33%	1.82%	20%
21.09	(9.73)	265,458	1.79	0.28	1.80	9
23.45	25.08	253,037	1.82	(0.03)	1.83	14
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19

21.59	3.80	6,100	2.32	(0.23)	2.32	20
20.80	(10.15)	7,572	2.29	(0.32)	2.30	9
23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19

21.44	3.83	44,643	2.32	(0.17)	2.32	20
20.65	(10.18)	43,437	2.29	(0.23)	2.30	9
23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19

22.65	4.80	629,223	1.41	0.73	1.42	20
21.66	(9.37)	596,147	1.38	0.68	1.41	9
24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19

22.40	4.65	1,291,326	1.57	0.60	1.57	20
21.42	(9.51)	1,251,152	1.55	0.56	1.56	9
23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Global Equity Income Fund
Class A
Year Ended October 31, 2012	$13.37	$0.31	(e)	$0.88	$1.19	$(0.44)
February 28, 2011 (f) through October 31, 2011	15.00	0.33	(e)	(1.64)	(1.31)	(0.32)

Class C
Year Ended October 31, 2012	13.35	0.36	(e)	0.77	1.13	(0.37)
February 28, 2011 (f) through October 31, 2011	15.00	0.30	(e)	(1.66)	(1.36)	(0.29)

Class R2
Year Ended October 31, 2012	13.36	0.40	(e)	0.76	1.16	(0.40)
February 28, 2011 (f) through October 31, 2011	15.00	0.32	(e)	(1.66)	(1.34)	(0.30)

Class R5
Year Ended October 31, 2012	13.38	0.50	(e)	0.76	1.26	(0.49)
February 28, 2011 (f) through October 31, 2011	15.00	0.38	(e)	(1.65)	(1.27)	(0.35)

Select Class
Year Ended October 31, 2012	13.37	0.47	(e)	0.76	1.23	(0.46)
February 28, 2011 (f) through October 31, 2011	15.00	0.37	(e)	(1.66)	(1.29)	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Certain non-recurring expense incurred by the Fund were not annualized for the period ended October 31, 2011.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate* (b)

$14.12	9.09%	$9,003	1.25%		2.21%		2.31%		52%
13.37	(8.77)	127	1.25	(h)	3.53	(h)	10.16	(g)(h)	40

14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(h)	3.17	(h)	10.82	(g)(h)	40

14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(h)	3.36	(h)	10.72	(g)(h)	40

14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(h)	4.05	(h)	10.05	(g)(h)	40

14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(h)	3.85	(h)	10.23	(g)(h)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redeption fees
Global Opportunities Fund
Class A
Year Ended October 31, 2012	$12.57	$0.19	(e)	$0.88	$1.07	$(0.16)	$—	$(0.16)	$—
Year Ended October 31, 2011	14.05	0.11	(e)	(1.34)	(1.23)	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2010	11.59	0.06		2.51	2.57	(0.11)	—	(0.11)	—
Year Ended October 31, 2009	8.22	0.08		3.42	3.50	(0.13)	—	(0.13)	—
Year Ended October 31, 2008	16.56	0.12		(8.07)	(7.95)	(0.02)	(0.37)	(0.39)	—

Class C
Year Ended October 31, 2012	12.51	0.12	(e)	0.88	1.00	(0.12)	—	(0.12)	—
Year Ended October 31, 2011	13.98	0.03	(e)	(1.33)	(1.30)	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2010	11.55	0.01		2.48	2.49	(0.06)	—	(0.06)	—
Year Ended October 31, 2009	8.17	0.04		3.41	3.45	(0.07)	—	(0.07)	—
Year Ended October 31, 2008	16.51	0.06		(8.03)	(7.97)	—	(0.37)	(0.37)	—

Class R2
November 1, 2011 (h) through October 31, 2012	12.15	0.15	(e)	1.30	1.45	(0.23)	—	(0.23)	—

Class R5
Year Ended October 31, 2012	12.63	0.24	(e)	0.88	1.12	(0.24)	—	(0.24)	—
Year Ended October 31, 2011	14.08	0.14	(e)	(1.32)	(1.18)	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	11.61	0.13		2.49	2.62	(0.15)	—	(0.15)	—
Year Ended October 31, 2009	8.25	0.12		3.42	3.54	(0.18)	—	(0.18)	—
Year Ended October 31, 2008	16.60	0.18		(8.08)	(7.90)	(0.08)	(0.37)	(0.45)	—

Class R6
November 1, 2011 (h) through October 31, 2012	12.20	0.25	(e)	1.30	1.55	(0.24)	—	(0.24)	—

Select Class
Year Ended October 31, 2012	12.62	0.22	(e)	0.87	1.09	(0.21)	—	(0.21)	—
Year Ended October 31, 2011	14.07	0.12	(e)	(1.32)	(1.20)	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2010	11.60	0.11		2.49	2.60	(0.13)	—	(0.13)	—
Year Ended October 31, 2009	8.24	0.10		3.41	3.51	(0.15)	—	(0.15)	—
Year Ended October 31, 2008	16.58	0.16		(8.08)	(7.92)	(0.05)	(0.37)	(0.42)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate* (b)

$13.48	8.70%	$1,300	1.25%	1.45%	7.91%		100%
12.57	(8.98)	1,480	1.45	0.79	5.29	(g)	120
14.05	22.26	293	1.45	0.57	9.89		97
11.59	43.34	161	1.45	0.87	10.11		119
8.22	(49.02)	112	1.45	0.97	6.94		264

13.39	8.11	415	1.75	0.95	8.43		100
12.51	(9.46)	432	1.95	0.19	6.17	(g)	120
13.98	21.59	214	1.95	0.09	10.10		97
11.55	42.63	159	1.95	0.37	10.61		119
8.17	(49.26)	112	1.95	0.47	7.44		264

13.37	12.16	56	1.50	1.20	8.17		100

13.51	9.15	100	0.80	1.89	7.47		100
12.63	(8.56)	92	1.00	1.01	5.68	(g)	120
14.08	22.75	100	1.00	1.04	9.15		97
11.61	44.06	82	1.00	1.32	9.65		119
8.25	(48.79)	57	1.00	1.42	6.48		264

13.51	13.01	56	0.75	1.95	7.42		100

13.50	8.88	2,696	1.00	1.69	7.67		100
12.62	(8.73)	2,535	1.20	0.86	5.68	(g)	120
14.07	22.57	2,536	1.20	0.84	9.36		97
11.60	43.67	2,030	1.20	1.12	9.86		119
8.24	(48.86)	1,412	1.20	1.22	6.69		264

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption Fees
International Equity Fund
Class A
Year Ended October 31, 2012	$12.61	$0.22	(e)	$0.74	$0.96	$(0.21)	$—	$(0.21)	$—
Year Ended October 31, 2011	13.40	0.22	(e)	(0.80)	(0.58)	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2010	12.33	0.18	(e)	1.07	1.25	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2009	18.28	0.20	(e)	1.98	2.18	(0.20)	(7.93)	(8.13)	—	(f)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)	(14.75)	(0.79)	(8.75)	(9.54)	—	(f)

Class B
Year Ended October 31, 2012	12.22	0.16	(e)	0.70	0.86	(0.15)	—	(0.15)	—
Year Ended October 31, 2011	13.00	0.14	(e)	(0.77)	(0.63)	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2010	11.97	0.11	(e)	1.04	1.15	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	18.01	0.14	(e)	1.92	2.06	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)	(14.71)	(0.66)	(8.75)	(9.41)	—	(f)

Class C
Year Ended October 31, 2012	12.08	0.16	(e)	0.69	0.85	(0.15)	—	(0.15)	—
Year Ended October 31, 2011	12.85	0.14	(e)	(0.76)	(0.62)	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2010	11.85	0.11	(e)	1.01	1.12	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	17.92	0.14	(e)	1.89	2.03	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)	(14.62)	(0.66)	(8.75)	(9.41)	—	(f)

Class R2
Year Ended October 31, 2012	12.58	0.15	(e)	0.77	0.92	(0.19)	—	(0.19)	—
Year Ended October 31, 2011	13.37	0.18	(e)	(0.79)	(0.61)	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2010	12.31	0.15	(e)	1.06	1.21	(0.15)	—	(0.15)	—	(f)
November 3, 2008 (h) through October 31, 2009	18.29	0.18	(e)	1.96	2.14	(0.19)	(7.93)	(8.12)	—	(f)

Class R5
Year Ended October 31, 2012	12.75	0.29	(e)	0.74	1.03	(0.26)	—	(0.26)	—
Year Ended October 31, 2011	13.55	0.23	(e)	(0.76)	(0.53)	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	12.47	0.23	(e)	1.09	1.32	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2009	18.38	0.25	(e)	2.01	2.26	(0.24)	(7.93)	(8.17)	—	(f)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)	(14.69)	(0.90)	(8.75)	(9.65)	—	(f)

Class R6
Year Ended October 31, 2012	12.75	0.29	(e)	0.74	1.03	(0.26)	—	(0.26)	—
November 30, 2010 (h) through October 31, 2011	12.85	0.28	(e)	(0.10)	0.18	(0.28)	—	(0.28)	—	(f)

Select Class
Year Ended October 31, 2012	12.76	0.26	(e)	0.74	1.00	(0.24)	—	(0.24)	—
Year Ended October 31, 2011	13.56	0.24	(e)	(0.80)	(0.56)	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2010	12.47	0.22	(e)	1.08	1.30	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	18.38	0.24	(e)	2.00	2.24	(0.22)	(7.93)	(8.15)	—	(f)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)	(14.76)	(0.83)	(8.75)	(9.58)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.04%.
(h)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate* (b)

$13.36	7.70%	$98,274	1.30%		1.72%	1.51%	5%
12.61	(4.49)	102,866	1.31		1.63	1.52	18
13.40	10.42	131,125	1.31		1.44	1.54	15
12.33	27.39	114,557	1.31		1.90	1.62	14
18.28	(43.95)	87,531	1.35	(g)	2.33	1.64	13

12.93	7.15	2,164	1.80		1.31	2.01	5
12.22	(4.99)	2,817	1.81		1.08	2.02	18
13.00	9.82	4,543	1.86		0.89	2.04	15
11.97	26.72	5,303	1.87		1.44	2.12	14
18.01	(44.27)	5,225	1.91		1.74	2.14	13

12.78	7.16	17,873	1.80		1.31	2.01	5
12.08	(4.93)	20,193	1.81		1.09	2.02	18
12.85	9.69	23,370	1.86		0.88	2.04	15
11.85	26.76	22,934	1.87		1.46	2.12	14
17.92	(44.24)	24,300	1.91		1.74	2.14	13

13.31	7.45	721	1.55		1.16	1.74	5
12.58	(4.73)	67	1.56		1.33	1.77	18
13.37	10.07	70	1.56		1.17	1.79	15
12.31	26.95	64	1.56		1.76	1.85	14

13.52	8.19	63,767	0.85		2.24	1.05	5
12.75	(4.07)	45,680	0.86		1.69	1.08	18
13.55	10.86	242,131	0.86		1.86	1.10	15
12.47	27.92	144,494	0.86		2.39	1.16	14
18.38	(43.70)	86,640	0.90	(g)	2.86	1.19	13

13.52	8.23	682,861	0.80		2.26	1.00	5
12.75	1.20	347,040	0.81		2.23	1.01	18

13.52	7.91	210,375	1.05		2.02	1.25	5
12.76	(4.26)	186,425	1.06		1.76	1.27	18
13.56	10.72	241,123	1.06		1.74	1.29	15
12.47	27.73	260,814	1.06		2.28	1.37	14
18.38	(43.82)	277,313	1.10	(g)	2.10	1.37	13

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Year Ended October 31, 2012	$16.83	$0.37	(e)	$0.45		$0.82	$(0.41)	$—	$(0.41)	$—
Year Ended October 31, 2011	19.03	0.40	(e)	(2.16	)(g)	(1.76)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	17.89	0.33	(e)	1.10		1.43	(0.29)	—	(0.29)	—	(f)
Year Ended October 31, 2009	16.27	0.36	(e)	3.52		3.88	(0.70)	(1.56)	(2.26)	—	(f)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)	—	(f)

Class B
Year Ended October 31, 2012	15.52	0.23	(e)	0.43		0.66	(0.27)	—	(0.27)	—
Year Ended October 31, 2011	17.57	0.24	(e)	(1.99	)(g)	(1.75)	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2010	16.54	0.18	(e)	1.02		1.20	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2009	15.13	0.24	(e)	3.25		3.49	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)	—	(f)

Class C
Year Ended October 31, 2012	16.27	0.25	(e)	0.44		0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(e)	(2.09	)(g)	(1.83)	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	17.35	0.20	(e)	1.06		1.26	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2009	15.78	0.24	(e)	3.41		3.65	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)	—	(f)

Class R2
Year Ended October 31, 2012	16.66	0.32	(e)	0.45		0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(e)	(2.12	)(g)	(1.80)	(0.40)	—	(0.40)	—	(f)
Year Ended October 31, 2010	17.76	0.28	(e)	1.10		1.38	(0.28)	—	(0.28)	—	(f)
November 3, 2008 (h) through October 31, 2009	16.32	0.27	(e)	3.48		3.75	(0.75)	(1.56)	(2.31)	—	(f)

Select Class
Year Ended October 31, 2012	16.96	0.41	(e)	0.45		0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(e)	(2.17	)(g)	(1.72)	(0.49)	—	(0.49)	—	(f)
Year Ended October 31, 2010	18.01	0.37	(e)	1.12		1.49	(0.33)	—	(0.33)	—	(f)
Year Ended October 31, 2009	16.39	0.42	(e)	3.51		3.93	(0.75)	(1.56)	(2.31)	—	(f)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(h)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate* (b)

$17.24	5.16%		$96,191	1.07%	2.27%	1.31%	19%
16.83	(9.45	)(g)	99,046	1.07	2.16	1.31	40
19.03	8.09		124,178	1.07	1.89	1.34	39
17.89	27.74		109,441	1.07	2.40	1.37	37
16.27	(47.49)		82,272	1.07	2.97	1.27	18

15.91	4.43		3,060	1.79	1.54	1.82	19
15.52	(10.11	)(g)	4,154	1.78	1.41	1.81	40
17.57	7.32		6,503	1.80	1.11	1.83	39
16.54	26.78		8,179	1.80	1.72	1.87	37
15.13	(47.88)		8,547	1.77	2.18	1.77	18

16.68	4.43		16,291	1.79	1.57	1.81	19
16.27	(10.08	)(g)	15,428	1.78	1.46	1.81	40
18.41	7.34		18,148	1.80	1.19	1.83	39
17.35	26.74		16,231	1.80	1.63	1.87	37
15.78	(47.85)		10,639	1.77	2.16	1.77	18

17.03	4.94		786	1.32	1.97	1.56	19
16.66	(9.72	)(g)	463	1.32	1.77	1.55	40
18.86	7.88		251	1.32	1.62	1.59	39
17.76	26.96		234	1.32	1.77	1.62	37

17.36	5.40		469,065	0.82	2.51	1.06	19
16.96	(9.21	)(g)	502,764	0.82	2.40	1.05	40
19.17	8.37		516,537	0.82	2.08	1.08	39
18.01	28.02		772,784	0.82	2.76	1.12	37
16.39	(47.35)		714,939	0.82	3.09	1.02	18

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2012	$12.00	$0.23	(e)	$0.56	$0.79	$(0.34)	$—
Year Ended October 31, 2011	13.20	0.19	(e)	(1.08)	(0.89)	(0.31)	—	(f)
Year Ended October 31, 2010	12.10	0.15	(e)	1.24	1.39	(0.29)	—	(f)
Year Ended October 31, 2009	9.95	0.19	(e)	2.16	2.35	(0.20)	—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)	(8.18)	(0.27)	—	(f)

Class B
Year Ended October 31, 2012	11.93	0.18	(e)	0.56	0.74	(0.21)	—
Year Ended October 31, 2011	13.09	0.15	(e)	(1.10)	(0.95)	(0.21)	—	(f)
Year Ended October 31, 2010	12.03	0.08	(e)	1.23	1.31	(0.25)	—	(f)
Year Ended October 31, 2009	9.83	0.14	(e)	2.16	2.30	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)	(8.16)	(0.21)	—	(f)

Class C
Year Ended October 31, 2012	11.65	0.18	(e)	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(e)	(1.07)	(0.92)	(0.27)	—	(f)
Year Ended October 31, 2010	11.82	0.09	(e)	1.20	1.29	(0.27)	—	(f)
Year Ended October 31, 2009	9.77	0.13	(e)	2.11	2.24	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)	(8.12)	(0.32)	—	(f)

Class R6
Year Ended October 31, 2012	12.20	0.31	(e)	0.56	0.87	(0.38)	—
November 30, 2010 (g) through October 31, 2011	12.78	0.27	(e)	(0.48)	(0.21)	(0.37)	—	(f)

Institutional Class
Year Ended October 31, 2012	12.20	0.30	(e)	0.56	0.86	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(e)	(1.09)	(0.86)	(0.36)	—	(f)
Year Ended October 31, 2010	12.29	0.22	(e)	1.24	1.46	(0.33)	—	(f)
Year Ended October 31, 2009	10.13	0.25	(e)	2.18	2.43	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)	(8.24)	(0.35)	—	(f)

Select Class
Year Ended October 31, 2012	12.15	0.28	(e)	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(e)	(1.14)	(0.88)	(0.34)	—	(f)
Year Ended October 31, 2010	12.24	0.19	(e)	1.25	1.44	(0.31)	—	(f)
Year Ended October 31, 2009	10.07	0.22	(e)	2.18	2.40	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)	(8.22)	(0.31)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate* (b)

$12.45	6.95%	$67,472	1.29%	1.91%	1.30%	45%
12.00	(6.91)	47,855	1.28	1.45	1.28	76
13.20	11.67	13,904	1.34	1.23	1.36	57
12.10	24.17	13,773	1.41	1.84	1.42	85
9.95	(45.06)	6,700	1.39	1.99	1.39	70

12.46	6.46	462	1.79	1.54	1.80	45
11.93	(7.40)	702	1.78	1.18	1.79	76
13.09	11.01	949	1.85	0.65	1.86	57
12.03	23.62	1,716	1.91	1.34	1.92	85
9.83	(45.31)	879	1.89	1.48	1.89	70

12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76
12.84	11.05	849	1.85	0.77	1.86	57
11.82	23.50	636	1.91	1.20	1.92	85
9.77	(45.31)	87	1.89	1.58	1.89	70

12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

12.69	7.45	41,574	0.89	2.47	0.90	45
12.20	(6.59)	39,362	0.89	1.73	0.90	76
13.42	12.12	272,487	0.91	1.75	0.96	57
12.29	24.70	161,023	0.92	2.41	1.02	85
10.13	(44.77)	126,248	0.92	2.48	0.98	70

12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76
13.37	11.93	30,537	1.09	1.56	1.11	57
12.24	24.41	28,588	1.16	2.12	1.17	85
10.07	(44.87)	23,645	1.14	2.20	1.14	70

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2012	$12.05	$0.31	(e)	$0.21	$0.52	$(0.39)	$—	$(0.39)	$—
Year Ended October 31, 2011	13.36	0.28	(e)	(1.17)	(0.89)	(0.42)	—	(0.42)	—	(f)
Year Ended October 31, 2010	12.27	0.17	(e)	1.20	1.37	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2009	10.32	0.23	(e)	2.06	2.29	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)

Class B
Year Ended October 31, 2012	11.89	0.25	(e)	0.20	0.45	(0.31)	—	(0.31)	—
Year Ended October 31, 2011	13.18	0.21	(e)	(1.16)	(0.95)	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2010	12.10	0.11	(e)	1.18	1.29	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)

Class C
Year Ended October 31, 2012	11.72	0.25	(e)	0.19	0.44	(0.32)	—	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(e)	(1.14)	(0.93)	(0.36)	—	(0.36)	—	(f)
Year Ended October 31, 2010	11.96	0.11	(e)	1.17	1.28	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)

Class R2
Year Ended October 31, 2012	11.86	0.28	(e)	0.19	0.47	(0.34)	—	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(e)	(1.15)	(0.91)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.19	0.11	(e)	1.21	1.32	(0.30)	—	(0.30)	—	(f)
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)	—	(f)

Class R6
Year Ended October 31, 2012	12.26	0.37	(e)	0.21	0.58	(0.46)	—	(0.46)	—
November 30, 2010 (g) through October 31, 2011	12.72	0.32	(e)	(0.30)	0.02	(0.48)	—	(0.48)	—	(f)

Institutional Class
Year Ended October 31, 2012	12.26	0.36	(e)	0.20	0.56	(0.44)	—	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(e)	(1.19)	(0.86)	(0.47)	—	(0.47)	—	(f)
Year Ended October 31, 2010	12.47	0.25	(e)	1.19	1.44	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)

Select Class
Year Ended October 31, 2012	12.19	0.34	(e)	0.21	0.55	(0.43)	—	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(e)	(1.18)	(0.87)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.40	0.23	(e)	1.18	1.41	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate* (b)

$12.18	4.64%	$124,691	1.35%	2.66%	1.37%	62%
12.05	(6.91)	113,976	1.34	2.15	1.36	60
13.36	11.35	143,259	1.34	1.41	1.35	92
12.27	23.08	134,648	1.36	2.20	1.36	98
10.32	(47.12)	79,202	1.32	2.59	1.32	86

12.03	4.04	2,932	1.85	2.20	1.87	62
11.89	(7.42)	3,557	1.84	1.61	1.86	60
13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86

11.84	4.04	14,311	1.85	2.23	1.87	62
11.72	(7.38)	16,510	1.84	1.60	1.86	60
13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86

11.99	4.27	881	1.60	2.43	1.62	62
11.86	(7.12)	694	1.59	1.84	1.61	60
13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

12.38	5.11	25,945	0.84	3.06	0.87	62
12.26	(0.10)	50	0.84	2.57	0.86	60

12.38	5.00	639,798	0.94	3.03	0.97	62
12.26	(6.56)	545,034	0.94	2.48	0.96	60
13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86

12.31	4.87	1,458,864	1.10	2.92	1.12	62
12.19	(6.65)	1,413,804	1.09	2.37	1.12	60
13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2012	$15.32	$0.25	(e)	$0.49	$0.74	$(0.16)	$—	$(0.16)	$—
Year Ended October 31, 2011	16.59	0.24	(e)	(1.27)	(1.03)	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2010	14.99	0.12	(e)	1.73	1.85	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2009	13.51	0.19	(e)	2.40	2.59	(1.11)	—	(1.11)	—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)

Class C
Year Ended October 31, 2012	15.36	0.18	(e)	0.50	0.68	(0.04)	—	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(e)	(1.26)	(1.11)	(0.14)	—	(0.14)	—	(f)
Year Ended October 31, 2010	14.99	0.05	(e)	1.73	1.78	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)

Class R2
Year Ended October 31, 2012	15.21	0.19	(e)	0.50	0.69	(0.16)	—	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(e)	(1.22)	(1.05)	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2010	14.86	0.08	(e)	1.72	1.80	(0.20)	—	(0.20)	—	(f)
November 3, 2008 (h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)	—	(f)

Institutional Class
Year Ended October 31, 2012	15.66	0.33	(e)	0.50	0.83	(0.25)	—	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(e)	(1.29)	(0.97)	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	15.27	0.19	(e)	1.78	1.97	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)

Select Class
Year Ended October 31, 2012	15.85	0.30	(e)	0.51	0.81	(0.20)	—	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(e)	(1.28)	(1.02)	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2010	15.31	0.15	(e)	1.79	1.94	(0.26)	—	(0.26)	—	(f)
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate* (b)

$15.90	4.97%	$32,231	1.50%		1.65%	1.62%	46%
15.32	(6.30)	31,942	1.50		1.42	1.61	79
16.59	12.54	23,960	1.50		0.78	1.73	92
14.99	21.38	23,506	1.51	(g)	1.51	1.63	95
13.51	(49.72)	13,027	1.51		2.25	1.53	126

16.00	4.45	875	2.00		1.18	2.12	46
15.36	(6.75)	1,018	2.00		0.91	2.11	79
16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126

15.74	4.64	81	1.75		1.29	1.87	46
15.21	(6.48)	106	1.75		1.04	1.85	79
16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75	(g)	1.29	1.87	95

16.24	5.50	303,575	1.00		2.16	1.21	46
15.66	(5.85)	178,258	1.00		1.88	1.20	79
16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126

16.46	5.24	9,467	1.25		1.94	1.37	46
15.85	(6.08)	12,225	1.25		1.51	1.37	79
16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Opportunities Fund	Class A, Class C, Class R2*, Class R5, Class R6* and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6** and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6**, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6**, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

*	Class R2 and R6 Shares commenced operations on November 1, 2011 for the Global Opportunities Fund.

**	Class R6 shares commenced operations on November 30, 2010 for the International Equity Fund, International Opportunities Fund and International Value Fund.

Global Equity Income Fund commenced operations on February 28, 2011.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Opportunities Fund is to seek to provide long-term capital growth.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Equity Index Fund is to seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Effective November 1, 2011, Global Focus Fund was renamed Global Opportunities Fund and modified some of its investment strategies, its investment objective and fees pursuant to the approval of the Board of Trustees.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

JPMorgan Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Brazil	$6,269	$22,328	$—		$28,597
China	3,704	79,423	—		83,127
Cyprus	—	2,235	—		2,235
Egypt	—	2,235	—		2,235
Hong Kong	—	22,729	—	(a)	22,729
Hungary	—	4,362	—		4,362
India	—	22,339	—		22,339
Kazakhstan	—	2,888	—		2,888
Malaysia	—	3,329	—		3,329
Mexico	2,078	—	—		2,078
Panama	3,639	—	—		3,639
Poland	—	5,369	—		5,369
Russia	—	31,491	—		31,491
South Africa	—	29,321	—		29,321
South Korea	—	63,917	—		63,917
Taiwan	—	41,705	—		41,705
Thailand	—	23,809	—		23,809
Turkey	—	27,923	—		27,923
Ukraine	—	783	—		783
United Arab Emirates	—	4,140	—		4,140
United Kingdom	—	6,706	—		6,706

Total Common Stocks	15,690	397,032	—	(a)	412,722

Preferred Stocks
Brazil	1,432	15,729	—		17,161

Total Preferred Stocks	1,432	15,729	—		17,161

Short-Term Investment
Investment Company	10,554	—	—		10,554

Total Investments in Securities	$27,676	$412,761	$—	(a)	$440,437

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$120,429	$55,431	$—	$175,860
Chile	—	41,132	—	41,132
China	12,318	253,252	—	265,570
Hong Kong	—	223,150	—	223,150
Hungary	—	18,011	—	18,011
India	—	229,737	—	229,737
Indonesia	—	96,946	—	96,946
Luxembourg	—	42,624	—	42,624
Malaysia	—	24,138	—	24,138
Mexico	69,112	—	—	69,112
Russia	—	66,833	—	66,833
South Africa	—	227,426	—	227,426
South Korea	—	254,249	—	254,249
Taiwan	—	161,178	—	161,178
Turkey	—	84,917	—	84,917
United Kingdom	—	59,077	—	59,077

Total Common Stocks	201,859	1,838,101	—	2,039,960

Preferred Stocks
Brazil	15,734	133,464	—	149,198
Short-Term Investment
Investment Company	54,151	—	—	54,151

Total Investments in Securities	$271,744	$1,971,565	$—	$2,243,309

Global Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$2,565	$—	$2,565
China	—	1,095	—	1,095
Finland	—	342	—	342
France	—	3,106	—	3,106
Germany	—	2,338	—	2,338
Hong Kong	—	539	—	539
Indonesia	—	369	—	369
Italy	—	743	—	743
Japan	—	3,018	—	3,018
Netherlands	—	2,014	—	2,014
New Zealand	—	739	—	739
Singapore	—	666	—	666
South Africa	—	16	—	16
Sweden	—	742	—	742
Switzerland	—	1,914	—	1,914
Taiwan	—	342	—	342
United Kingdom	—	4,536	—	4,536
United States	11,368	—	—	11,368

Total Common Stocks	11,368	25,084	—	36,452

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

Global Equity Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$1,001	$—	$—	$1,001

Total Investments in Securities	$12,369	$25,084	$—	$37,453

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$73	$—	$73

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(55)	$—	$(55)

JPMorgan Global Opportunities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$46	$—	$46
Canada	42	—	—	42
China	—	43	—	43
Denmark	—	21	—	21
Finland	—	34	—	34
France	—	198	—	198
Germany	—	174	—	174
Hong Kong	—	99	—	99
Ireland	47	97	—	144
Israel	—	33	—	33
Japan	—	399	—	399
Netherlands	—	251	—	251
South Korea	—	47	—	47
Sweden	—	31	—	31
Switzerland	96	105	—	201
Taiwan	—	36	—	36
United Kingdom	—	619	—	619
United States	2,147	—	—	2,147

Total Common Stocks	2,332	2,233	—	4,565

Preferred Stocks
Germany	—	51	—	51

Total Preferred Stocks	—	51	—	51

Total Investments in Securities	$2,332	$2,284	$—	$4,616

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5	$—	$5

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(15)	$—	$(15)

JPMorgan International Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$37,183	$1,036,064	$—	$1,073,247

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

International Equity Index

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$32,306	$—	(a)	$32,306
Austria	—	8,906	—		8,906
Belgium	—	10,960	—		10,960
Brazil	1,210	—	—		1,210
Chile	3,503	315	—		3,818
China	—	4,090	—		4,090
Denmark	—	6,617	—		6,617
Finland	—	5,332	—		5,332
France	—	55,117	—		55,117
Germany	—	70,419	—		70,419
Greece	—	6,097	—		6,097
Hong Kong	—	5,744	—		5,744
Hungary	—	4,510	—		4,510
India	—	4,273	—		4,273
Ireland	—	5,014	—		5,014
Israel	—	4,550	—		4,550
Italy	—	44,994	—		44,994
Japan	—	106,880	—		106,880
Luxembourg	—	3,342	—		3,342
Mexico	4,414	109	—		4,523
Netherlands	—	23,982	—		23,982
New Zealand	—	3,370	—		3,370
Norway	—	9,475	—		9,475
Philippines	—	4,600	—		4,600
Portugal	—	5,168	—		5,168
Singapore	—	5,126	—		5,126
South Africa	—	4,161	—		4,161
South Korea	—	4,345	—		4,345
Spain	—	33,138	—		33,138
Sweden	—	10,801	—		10,801
Switzerland	—	15,985	—		15,985
Taiwan	—	4,354	—		4,354
Thailand	—	4,298	—		4,298
Turkey	—	4,835	—		4,835
United Kingdom	—	42,234	—		42,234
United States	—	52	—		52

Total Common Stocks	9,127	555,499	—	(a)	564,626

Preferred Stocks
Brazil	3,039	—	—		3,039
Chile	424	—	—		424
Germany	—	5,236	—		5,236
Italy	—	987	—		987
United Kingdom	5	—	—		5

Total Preferred Stocks	3,468	6,223	—		9,691

Investment Companies
United States	4,775	—	—		4,775

Total Investment Companies	4,775	—	—		4,775

Short-Term Investment
Investment Company	3,425	—	—		3,425

Total Investments in Securities	$20,795	$561,722	$—	(a)	$582,517

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

International Equity Index (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$19	$—	$—	$19

Depreciation in Other Financial Instruments
Futures Contracts	$(13)	$—	$—	$(13)

JPMorgan International Opportunities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$20,495	$—	$20,495
Belgium	—	10,640	—	10,640
Canada	11,459	—	—	11,459
China	—	20,040	—	20,040
Denmark	—	3,941	—	3,941
Finland	—	8,621	—	8,621
France	—	54,516	—	54,516
Germany	—	62,519	—	62,519
Hong Kong	—	28,047	—	28,047
Indonesia	—	6,531	—	6,531
Ireland	—	19,707	—	19,707
Israel	—	5,714	—	5,714
Japan	—	144,145	—	144,145
Netherlands	—	59,650	—	59,650
New Zealand	—	4,189	—	4,189
South Korea	—	16,430	—	16,430
Spain	—	5,735	—	5,735
Sweden	—	23,266	—	23,266
Switzerland	—	60,146	—	60,146
Taiwan	—	8,656	—	8,656
United Kingdom	—	212,831	—	212,831

Total Common Stocks	11,459	775,819	—	787,278

Preferred Stocks
Germany	—	21,013	—	21,013

Short-Term Investment
Investment Company	20,262	—	—	20,262

Total Investments in Securities	$31,721	$796,832	$—	$828,553

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,039	$—	$4,039

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(6,000)	$—	$(6,000)
Futures Contracts	(40)	—	—	(40)

Total Depreciation in Other Financial Instruments	$(40)	$(6,000)	$—	$(6,040)

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$57,474	$—	$57,474
Belgium	—	27,822	—	27,822
Canada	16,958	—	—	16,958
China	—	75,502	—	75,502
Finland	—	19,840	—	19,840
France	—	268,487	—	268,487
Germany	—	178,339	—	178,339
Hong Kong	—	67,396	—	67,396
Ireland	—	17,888	—	17,888
Israel	—	22,082	—	22,082
Italy	—	83,078	—	83,078
Japan	—	424,499	—	424,499
Luxembourg	—	15,323	—	15,323
Netherlands	—	163,306	—	163,306
Norway	—	27,964	—	27,964
Russia	—	11,092	—	11,092
South Africa	—	8,001	—	8,001
South Korea	—	26,239	—	26,239
Spain	—	55,192	—	55,192
Sweden	—	68,044	—	68,044
Switzerland	—	98,025	—	98,025
United Kingdom	—	452,412	—	452,412

Total Common Stocks	16,958	2,168,005	—	2,184,963

Preferred Stocks
Germany	—	37,661	—	37,661

Total Preferred Stocks	—	37,661	—	37,661

Short-Term Investment
Investment Company	65,639	—	—	65,639

Total Investments in Securities	$82,597	$2,205,666	$—	$2,288,263

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$8,496	$—	$8,496
Futures Contracts	326	—	—	326

Total Appreciation in Other Financial Instruments	$326	$8,496	$—	$8,822

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(8,441)	$—	$(8,441)

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$20,454	$—	$20,454
Austria	—	1,355	—	1,355
Belgium	—	4,929	—	4,929
Bermuda	—	1,059	—	1,059
Brazil	732	963	—	1,695
China	986	6,340	—	7,326
Denmark	—	4,028	—	4,028
Finland	—	1,133	—	1,133
France	—	32,656	—	32,656
Germany	—	32,410	—	32,410
Hong Kong	—	8,032	—	8,032
India	—	3,079	—	3,079
Indonesia	—	1,203	—	1,203
Ireland	—	3,640	—	3,640
Israel	—	1,235	—	1,235
Italy	—	6,293	—	6,293
Japan	—	54,133	—	54,133
Netherlands	—	20,407	—	20,407
Norway	—	3,777	—	3,777
Singapore	—	1,062	—	1,062
South Africa	—	874	—	874
South Korea	—	2,309	—	2,309
Spain	—	7,101	—	7,101
Sweden	—	3,348	—	3,348
Switzerland	—	33,164	—	33,164
Taiwan	—	852	—	852
United Kingdom	—	74,755	—	74,755

Total Common Stocks	1,718	330,591	—	332,309

Preferred Stocks
Germany	—	4,384	—	4,384
Italy	—	1,110	—	1,110

Total Preferred Stocks	—	5,494	—	5,494

Short-Term Investment
Investment Company	7,030	—	—	7,030

Total Investments in Securities	$8,748	$336,085	$—	$344,833

(a)	Value is zero.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for country specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2012.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Economies Fund	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12
Investment in Securities
Common Stocks — Hong Kong	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)

	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)

Emerging Markets Equity Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12
Investments in Securities
Common Stocks — China	$34,036	$—	$—	$—	$—	$—	$—	$(34,036)	$—
Common Stocks — Malaysia	6,016	—	—	—	—	—	—	(6,016)	—

	$40,052	$—	$—	$—	$—	$—	$—	$(40,052)	$—

International Equity Index Fund	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]		Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12
Investments in Securities
Common Stocks — Australia	$—	(a)	$—	$—	$—	$—	$—		$—	$—	$—	(a)
Common Stocks — Japan	—	(a)	—	—	—	—	—	(a)	—	—	—

	$—	(a)	$—	$—	$—	$—	$—	(a)	$—	$—	$—	(a)

(a)	Value is zero.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2012, which were valued using significant unobservable inputs (Level 3) was zero for Emerging Economies Fund and International Equity Index Fund.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2012, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2012 (amounts in thousands):

	Value		Percentage
Emerging Economies Fund	$—	(a)	—%
International Equity Index Fund	—	(a)	—

(a)	Value is zero.

C. Futures Contracts — The Global Equity Income Fund, Global Opportunities Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2012 (amounts in thousands):

	Global Equity Income Fund		Global Opportunities Fund		International Equity Index Fund	International Opportunities Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$927	(a)	$64	(b)	$8,476	$1,706	$11,017
Ending Notional Balance Long	—		—		5,001	9,867	29,548

(a)	For the period September 1, 2012 through October 31, 2012.
(b)	For the period December 1, 2011 through January 31, 2012.

D. Forward Foreign Currency Exchange Contracts — The Global Equity Income Fund, Global Opportunities Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended

October 31, 2012 (amounts in thousands):

	Global Equity Income Fund	Global Opportunities Fund	International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$3,454	$710	$179,792	$471,067
Average Settlement Value Sold	7,828	791	152,248	371,768
Ending Settlement Value Purchased	3,715	638	252,852	676,976
Ending Settlement Value Sold	10,504	673	203,090	497,400

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	Receivables	$73

Liabilities:
Foreign Currency Contracts	Payables	$(55)

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Global Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Currency Contracts	Receivables	$5

Liabilities:
Foreign Currency Contracts	Payables	$(15)

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$19

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(13)

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$—	$4,039

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$—	$(6,000)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(40)	—

Total		$(40)	$(6,000)

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$—	$8,496
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	326	—

Total		$326	$8,496

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$—	$(8,441)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOIs. The Statements of Assets & Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2012, by primary underlying risk exposure (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$61	$61
Equity contracts	(7)	—	(7)

Total	$(7)	$61	$54

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	$23

Global Opportunities Fund

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$36	$36
Equity contracts	6	—	6

Total	$6	$36	$42

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	$(14)

International Equity Index Fund

Derivative Contract	Futures Contracts
Equity contracts	$1,331

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$(869)

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$1,564	$1,564
Equity contracts	88	—	88

Total	$88	$1,564	$1,652

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$(1,618)	$(1,618)
Equity contracts	(40)	—	(40)

Total	$(40)	$(1,618)	$(1,658)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$(3,373)	$(3,373)
Equity contracts	1,586	—	1,586

Total	$1,586	$(3,373)	$(1,787)

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$(4,588)	$(4,588)
Equity contracts	287	—	287

Total	$287	$(4,588)	$(4,301)

The Funds’ derivatives contracts held at October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Offering and Organizational Costs — Total offering costs of approximately $111,000 paid in connection with the offering of shares of the Global Equity Income Fund were amortized up to 12 months from the date the Fund commenced operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfer of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, the Funds’ conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

L. Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for Global Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed/ (distribution in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$—	$(242)	$242
Emerging Markets Equity Fund	231	(26)	(205)
Global Equity Income Fund	—	70	(70)
Global Opportunities Fund	—	40	(40)
International Equity Fund	—	185	(185)
International Equity Index Fund	—	1,480	(1,480)
International Opportunities Fund	—	3,207	(3,207)
International Value Fund	—	1,205	(1,205)
Intrepid International Fund	—	(48)	48

The reclassifications for the Funds relate primarily to foreign currency gains or losses, non-taxable special dividends (International Equity Index Fund), and passive foreign investment company (PFIC) gains and losses (Emerging Economies Fund, Global Opportunities Fund, International Equity Index Fund and Intrepid International Fund).

N. Redemption Fees — Prior to May 2, 2011, shares of the Funds held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the applicable Fund and were credited to paid in capital. Effective May 2, 2011 shares of the Funds are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80
Global Opportunities Fund	0.60
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Opportunities Fund	0.25	n/a	0.75	0.50
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$8		$1
Emerging Markets Equity Fund	37		4
Global Equity Income Fund	1		—
Global Opportunities Fund	—	(a)	—
International Equity Fund	11		1
International Equity Index Fund	64		1
International Opportunities Fund	2		—	(a)
International Value Fund	18		1
Intrepid International Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Opportunities Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B	Class C		Class R2	Class R5		Class R6	Institutional Class	Select Class
Emerging Economies Fund	1.60	%*	n/a	2.10	%*	n/a	1.15	%*	n/a	n/a	1.35	%*
Emerging Markets Equity Fund	2.00		2.50%	2.50		n/a	n/a		n/a	1.45%	1.75
Global Equity Income Fund	1.25		n/a	1.75		1.50%	0.80		n/a	n/a	1.00
Global Opportunities Fund	1.25		n/a	1.75		1.50	0.80		0.75%	n/a	1.00
International Equity Fund	1.31		1.81	1.81		1.56	0.86		0.81	n/a	1.06
International Equity Index Fund	1.07		1.80	1.80		1.32	n/a		n/a	n/a	0.82
International Opportunities Fund	1.31		1.92	1.92		n/a	n/a		0.81	0.91	1.06
International Value Fund	1.35		1.85	1.85		1.60	n/a		0.85	0.95	1.10
Intrepid International Fund	1.50		n/a	2.00		1.75	n/a		n/a	1.00	1.25

*	Prior to February 29, 2012, the contractual expense limitations for Emerging Economies Fund were 1.85%, 2.35%, 1.40% and 1.60% for Class A, Class C, Class R5 and Select Class, respectively.

The expense limitation agreements were in effect for the year ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the year ended October 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended October 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$84	$227	$134	$445	$—
Emerging Markets Equity Fund	—	—	9	9	—
Global Equity Income Fund	217	25	14	256	80
Global Opportunities Fund	27	4	—	31	268
International Equity Fund	1,064	601	—	1,665	—
International Equity Index Fund	96	—	1,276	1,372	—
International Opportunities Fund	—	4	—	4	—
International Value Fund	186	305	—	491	—
Intrepid International Fund	86	231	240	557	—

	Voluntary Waivers
	Investment Advisory	Total
International Equity Fund	$4	$4
International Equity Index Fund	3	3

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2012 were as follows (amounts in thousands):

Emerging Economies Fund	$18
Emerging Markets Equity Fund	94
International Equity Fund	58
International Equity Index Fund	10
International Opportunities Fund	31
International Value Fund	79
Intrepid International Fund	14

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended October 31, 2012, incurred brokerage commissions with broker-dealers affiliated with the Advisor were as follows (amounts in thousands):

Emerging Economies Fund	$—	(a)
Emerging Markets Equity Fund	4
Global Equity Income Fund	—	(a)
Global Opportunities Fund	—	(a)
International Opportunities Fund	2
International Value Fund	2
Intrepid International Fund	—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$353,295	$261,777
Emerging Markets Equity Fund	422,152	439,031
Global Equity Income Fund	44,954	13,519
Global Opportunities Fund	4,401	4,554
International Equity Fund	327,647	44,190
International Equity Index Fund	110,827	158,659
International Opportunities Fund	579,526	281,149
International Value Fund	1,401,115	1,266,022
Intrepid International Fund	228,241	125,645

During the year ended October 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$435,456	$28,664	$23,683	$4,981
Emerging Markets Equity Fund	1,853,904	465,255	75,850	389,405
Global Equity Income Fund	35,054	2,934	535	2,399
Global Opportunities Fund	4,244	541	169	372
International Equity Fund	914,622	190,913	32,288	158,625
International Equity Index Fund	404,037	208,740	30,260	178,480
International Opportunities Fund	789,906	69,045	30,398	38,647
International Value Fund	2,129,829	235,636	77,202	158,434
Intrepid International Fund	316,153	33,335	4,655	28,680

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies (PFICs) (Emerging Economies Fund, Global Equity Income Fund, Global Opportunities Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund), non-taxable special dividends (International Equity Index Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Emerging Economies Fund	$4,871	$4,871
Emerging Markets Equity Fund	1,925	1,925
Global Equity Income Fund	945	945
Global Opportunities Fund	63	63
International Equity Fund	17,653	17,653
International Equity Index Fund	16,355	16,355
International Opportunities Fund	16,377	16,377
International Value Fund	72,105	72,105
Intrepid International Fund	3,643	3,643

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Emerging Economies Fund	$374	$374
Emerging Markets Equity Fund	9,587	9,587
Global Equity Income Fund	69	69
Global Opportunities Fund	59	59
International Equity Fund	12,838	12,838
International Equity Index Fund	16,469	16,469
International Opportunities Fund	8,198	8,198
International Value Fund	52,369	52,369
Intrepid International Fund	3,055	3,055

As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$5,957	$(52,288)	$5,009
Emerging Markets Equity Fund	12,492	(95,568)	389,443
Global Equity Income Fund	127	(624)	2,397
Global Opportunities Fund	90	(1,086)	373
International Equity Fund	1,483	(27,441)	158,639
International Equity Index Fund	13,388	(68,793)	178,510
International Opportunities Fund	16,738	(87,159)	38,837
International Value Fund	51,753	(577,731)	159,181
Intrepid International Fund	5,730	(556,992)	28,660

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, distribution payable (Global Equity Income Fund), mark to market of forward foreign currency contracts (Global Equity Income Fund, Global Opportunities Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund), mark to market of futures contracts (International Opportunities Fund and International Value Fund), mark to market of passive foreign investment companies (PFICs) (Emerging Economies Fund, Global Equity Income Fund, Global Opportunities Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund) and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

As of October 31, 2012, the Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$19,744	$13,924
Emerging Markets Equity Fund	26,125	59,597
Global Equity Income Fund	418	64
Global Opportunities Fund	222	—
International Equity Fund	—	9,002
International Equity Index Fund	4,418	10,230
International Opportunities Fund	8,636	10,241
International Value Fund	75,342	77,603
Intrepid International Fund	11,500	805

As of October 31, 2012, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains as follows: (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	9,846	—	—	9,846
Global Equity Income Fund	—	—	—	142	142
Global Opportunities Fund	437	264	—	163	864
International Equity Fund	—	7,942	7,185	3,312	18,439
International Equity Index Fund	—	54,145	—	—	54,145
International Opportunities Fund	18,724	39,131	441	9,986	68,282
International Value Fund	119,474	241,545	63,767	—	424,786
Intrepid International Fund	293,716	250,971	—	—	544,687

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Emerging Markets Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

In addition, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	15.9%	60.8%
Emerging Markets Equity Fund	n/a	15.1
International Equity Fund	n/a	46.0
International Equity Index Fund	49.1	n/a
International Opportunities Fund	n/a	60.2
Intrepid International Fund	n/a	75.6

Additionally, the Advisor owns a significant portion of the outstanding shares of Global Equity Income Fund and Global Opportunities Fund.

International Value Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2012, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2012, International Equity Fund, International Opportunities Fund and Intrepid International Fund invested 24.1%, 25.7% and 21.7% of their respective total investments in issuers in the United Kingdom. Global Equity Income Fund and Global Opportunities Fund invested 30.4% and 46.5% of their respective total investments in issuers in the United States.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Equity Income Fund, JPMorgan Global Opportunities Fund (formerly JPMorgan Global Focus Fund), JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Opportunities Fund (formerly JPMorgan Global Focus Fund), JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I) and JPMorgan International Equity Index Fund (a separate Fund of JPMorgan Trust II) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Global Equity Income Fund (a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 28, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

TRUSTEES

(Unaudited) (continued)

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) 2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011 – 2012); Chief Financial Officer (2008 – 2011) and Director of Operations (2003 - 2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual	$1,000.00	$949.90	$7.84	1.60%
Hypothetical	1,000.00	1,017.09	8.11	1.60
Class C
Actual	1,000.00	947.10	10.28	2.10
Hypothetical	1,000.00	1,014.58	10.63	2.10
Class R5
Actual	1,000.00	952.20	5.64	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15
Select Class
Actual	1,000.00	950.70	6.62	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35

Emerging Markets Equity Fund
Class A
Actual	1,000.00	990.50	9.06	1.81
Hypothetical	1,000.00	1,016.04	9.17	1.81
Class B
Actual	1,000.00	987.60	11.54	2.31
Hypothetical	1,000.00	1,013.52	11.69	2.31
Class C
Actual	1,000.00	988.00	11.54	2.31
Hypothetical	1,000.00	1,013.52	11.69	2.31
Institutional Class
Actual	1,000.00	992.60	7.06	1.41
Hypothetical	1,000.00	1,018.05	7.15	1.41

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Select Class
Actual	$1,000.00	$991.60	$7.81	1.56%
Hypothetical	1,000.00	1,017.29	7.91	1.56

Global Equity Income Fund
Class A
Actual	1,000.00	1,037.60	6.40	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	1,036.10	8.96	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	1,036.50	7.68	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class R5
Actual	1,000.00	1,040.00	4.10	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Select Class
Actual	1,000.00	1,039.00	5.13	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Global Opportunities Fund
Class A
Actual	1,000.00	995.60	6.27	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	992.60	8.77	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	994.80	7.52	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class R5
Actual	1,000.00	997.80	4.02	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Class R6
Actual	1,000.00	998.50	3.77	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Select Class
Actual	1,000.00	997.00	5.02	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

International Equity Fund
Class A
Actual	1,000.00	1,014.50	6.58	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class B
Actual	1,000.00	1,011.60	9.10	1.80
Hypothetical	1,000.00	1,016.09	9.12	1.80
Class C
Actual	1,000.00	1,011.80	9.10	1.80
Hypothetical	1,000.00	1,016.09	9.12	1.80
Class R2
Actual	1,000.00	1,013.10	7.84	1.55
Hypothetical	1,000.00	1,017.34	7.86	1.55
Class R5
Actual	1,000.00	1,016.40	4.31	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
International Equity Fund (continued)
Class R6
Actual	$1,000.00	$1,016.70	$4.06	0.80%
Hypothetical	1,000.00	1,021.11	4.06	0.80
Select Class
Actual	1,000.00	1,015.50	5.32	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05
International Equity Index Fund
Class A
Actual	1,000.00	1,030.50	5.46	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Class B
Actual	1,000.00	1,027.10	9.12	1.79
Hypothetical	1,000.00	1,016.14	9.07	1.79
Class C
Actual	1,000.00	1,027.10	9.12	1.79
Hypothetical	1,000.00	1,016.14	9.07	1.79
Class R2
Actual	1,000.00	1,029.00	6.73	1.32
Hypothetical	1,000.00	1,018.50	6.70	1.32
Select Class
Actual	1,000.00	1,031.50	4.19	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82

International Opportunities Fund
Class A
Actual	1,000.00	1,001.60	6.44	1.28
Hypothetical	1,000.00	1,018.70	6.50	1.28
Class B
Actual	1,000.00	1,000.00	8.95	1.78
Hypothetical	1,000.00	1,016.19	9.02	1.78
Class C
Actual	1,000.00	999.20	8.95	1.78
Hypothetical	1,000.00	1,016.19	9.02	1.78
Class R6
Actual	1,000.00	1,004.80	3.93	0.78
Hypothetical	1,000.00	1,021.22	3.96	0.78
Institutional Class
Actual	1,000.00	1,004.00	4.43	0.88
Hypothetical	1,000.00	1,020.71	4.47	0.88
Select Class
Actual	1,000.00	1,003.20	5.19	1.03
Hypothetical	1,000.00	1,019.96	5.23	1.03

International Value Fund
Class A
Actual	1,000.00	1,009.90	6.77	1.34
Hypothetical	1,000.00	1,018.40	6.80	1.34
Class B
Actual	1,000.00	1,006.70	9.28	1.84
Hypothetical	1,000.00	1,015.89	9.32	1.84
Class C
Actual	1,000.00	1,007.70	9.29	1.84
Hypothetical	1,000.00	1,015.89	9.32	1.84
Class R2
Actual	1,000.00	1,008.40	8.03	1.59
Hypothetical	1,000.00	1,017.14	8.06	1.59

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
International Value Fund (continued)
Class R6
Actual	$1,000.00	$1,012.30	$4.25	0.84%
Hypothetical	1,000.00	1,020.91	4.27	0.84
Institutional Class
Actual	1,000.00	1,012.30	4.75	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Select Class
Actual	1,000.00	1,011.50	5.51	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09

Intrepid International Fund
Class A
Actual	1,000.00	1,006.30	7.51	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class C
Actual	1,000.00	1,003.80	10.02	1.99
Hypothetical	1,000.00	1,015.13	10.08	1.99
Class R2
Actual	1,000.00	1,004.50	8.77	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Institutional Class
Actual	1,000.00	1,008.70	5.00	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Select Class
Actual	1,000.00	1,007.30	6.26	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24

* Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, securities lending and other related services. The Trustees also considered that the Funds are not currently engaged in securities lending.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Global Equity Income Fund, Global Opportunities Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance a the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance was in the third and first quintiles for Class A shares and in the second and first quintiles for Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the second, fourth and second quintiles for Class A shares and in the second, third and second quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the Global Equity Income Fund since its inception on February 28, 2011 as compared with that of its benchmark index through December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Global Opportunities Fund’s performance was in the fifth and first quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees also noted that effective

November 1, 2011, the Fund changed its name, investment objective and investment strategies. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the second quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Index Fund’s performance was in the fourth, third and third quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the money market and alternative products subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Opportunities Fund’s performance was in the fourth, third and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Value Fund’s performance was in the third, second and second quintiles for both Class A and Select Class shares for the one-, three- and five- year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid International Fund’s performance was in the fourth, fourth and fifth quintiles for Class A shares and in the third, fourth, and fifth quintiles for Select Class shares for the one-, three- and five- year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Global Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Opportunities Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. The Trustees noted further that, effective November 1, 2011, the contractual advisory fee and expense caps for the Fund were reduced and that Lipper reflected the reduced fees and expense caps in their analysis. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for Class A and Select Class shares was in the second and fifth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2012:

Dividend Received Deduction
Global Equity Income Fund	32.07%
Global Opportunities Fund	30.46

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$4,871
Emerging Markets Equity Fund	1,925
Global Equity Income Fund	945
Global Opportunities Fund	63
International Equity Fund	17,653
International Equity Index Fund	16,355
International Opportunities Fund	16,377
International Value Fund	69,589
Intrepid International Fund	3,643

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2012, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$11,910	$864
Emerging Markets Equity Fund	50,078	2,866
Global Equity Income Fund	948	82
Global Opportunities Fund	91	6
International Equity Fund	26,548	1,767
International Equity Index Fund	18,678	1,969
International Opportunities Fund	21,492	1,553
International Value Fund	80,600	5,523
Intrepid International Fund	8,905	639

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2012. These shareholders will receive more detailed information along with their 2012 Form 1099-DIV.

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. October 2012.	AN-INTEQ-1012

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is John F. Finn. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2012 – $37,500
2011 – $37,400

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2012 – $18,730
2011 – $18,730

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2012 – $8,650
2011 – $8,650

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2012 and 2011, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2012 – Not applicable
2011 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2012 – 0.0%
2011 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2011 - $28.5 million
2010 - $32.0 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
January 7, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
January 7, 2013